Donaldson, Lufkin & Jenrette                                         PRELIMINARY
Donaldson, Lufkin & Jenrette Securities Corporation
                                       277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------
                          Real Estate Finance Group
================================================================================
                          COMMERCIAL MORTGAGE TRADING
================================================================================


                             $1,149,628,904 (+/- 5%)
                         (Initial Mortgage Pool Balance)

                              "Column Conduit VIII"


                          DLJ COMMERCIAL MORTGAGE CORP.
         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-CF2




                      ** PRELIMINARY SUMMARY MEMORANDUM **


                             Dated November 6, 1998


This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished similar materials. These materials and the information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
================================================================================

Donaldson, Lufkin & Jenrette                                         PRELIMINARY
Donaldson, Lufkin & Jenrette Securities Corporation
                                       277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------
                          Real Estate Finance Group
================================================================================
                          COMMERCIAL MORTGAGE TRADING
================================================================================

                          DLJ Commercial Mortgage Corp.
         Commercial Mortgage Pass-Through Certificates, Series 1998-CF2
                              "Column Conduit VIII"

                           Preliminary Structure(1)


           Expected                    (%)        (%)        Avg.   Maturity    Price                Approx.                 ERISA/
  Class   Ratings(2)  ($) Balance    Balance      Sub      Life(3)    (3)       Talk       Index      Price      Status     SMMEA(4)
  -----   ----------  -----------    -------      ---      -------  --------   ------      -----      -----      ------     --------
    S      Aaa/AAA    1,149,628,904     na         Na        9.4     Oct-23      ---       ---        ---       Public       Yes/Yes

  A-1A     Aaa/AAA      226,315,000   19.70      29.50       5.7     Jun-08      ---       ---        ---       Public       Yes/Yes
  A-1B     Aaa/AAA      584,168,000   50.81      29.50       9.7     Oct-08      ---       ---        ---       Public       Yes/Yes
   A-2      Aa2/AA       57,482,000    5.00      24.50       9.9     Nov-08      ---       ---        ---       Public        No/Yes
   A-3       A2/A        71,852,000    6.25      18.25       9.9     Nov-08      ---       ---        ---       Public          No
   B-1     Baa2/BBB      60,356,000    5.25      13.00       9.9     Nov-08      ---       ---        ---       Public          No
   B-2    Baa3/BBB-      17,245,000    1.50      11.50       9.9     Nov-08      ---       ---        ---       Public          No
   B-3      NR/BB        60,356,000    5.25       6.25      10.6     Apr-12    ******  Not Offered  ******   Private-144A       No
   B-4      NR/BB-        8,623,000    0.75       5.50      13.9     Apr-13    ******  Not Offered  ******   Private-144A       No
   B-5       NR/B        25,867,000    2.25       3.25      14.7     Oct-13    ******  Not Offered  ******   Private-144A       No
   B-6      NR/B-        14,371,000    1.25       2.00      14.9     Jun-14    ******  Not Offered  ******   Private-144A       No
    C       NR/NR        22,993,904    2.00       0.00      18.3     Oct-23    ******  Not Offered  ******   Private-144A       No

(1)  Subject to change.

(2)  Moody's Investor Service, Inc. / Fitch IBCA, Inc.

(3) Reflects expected average life and maturity. Subject to change based on final class sizes.

(4) Expected to be eligible for DLJ's individual prohibited transaction exemption under ERISA.

--------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
--------------------------------------------------------------------------------

Donaldson, Lufkin & Jenrette                                         PRELIMINARY
Donaldson, Lufkin & Jenrette Securities Corporation
                                       277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------
                          Real Estate Finance Group
================================================================================
                          COMMERCIAL MORTGAGE TRADING
================================================================================


                          DLJ Commercial Mortgage Corp.
         Commercial Mortgage Pass-Through Certificates, Series 1998-CF2
                              "Column Conduit VIII"

================================================================================
Collateral          The Trust Fund will consist of a pool of 318 fixed-rate,
Overview:           monthly-pay mortgage loans with an aggregate balance of
                    approximately $1,149,628,904 as of December 1, 1998 (Cut-off
                    Date), which are secured by a first lien on a fee and/or leasehold interest in a multifamily or commercial property.
                    The properties are located throughout 38 states and the District of Columbia with the largest concentrations (by balance) in NY 13.5% (19 loans), CA 12.7% (40 loans) and TX
                    11.0% (49 loans).

                    o Property Type Diversification: Multifamily (28.0%), Retail (20.1%), Office (19.6%), Hotel (13.6%)

                    o    ARD Loans as % of Total: 15.0%

                    o    CTL Loans as % of Total: 0.5%

                    o Appraisals: 100% of the mortgage loans follow the guidelines set forth in Title XI of FIRREA.

                    o Call Protection: 92.6% of the mortgage loans provide for an initial lockout period followed by a defeasance period. 0.2% of the mortgage loans provide for a lockout period only. The remaining 7.2% of the mortgage loans provide for an initial lockout period followed by a yield maintenance and/or prepayment premium period.

================================================================================
Mortgage Loan       The mortgage loans, in general, were originated between July
Origination:        1997 and October 1998 by 2 participants in DLJ Mortgage
                    Capital, Inc.'s ("DLJMC") commercial and multifamily mortgage loan conduit program. Approximately 90.8% (by balance) of the mortgage loans were originated by Column
                    Financial, Inc. The remaining mortgage loans were originated by Union Capital Investments LLC (7.9%) and Apple Bank For
                    Savings (1.3%). All mortgage loans were underwritten with third party due diligence reports.

                    Column Financial, Inc. ("Column"), an indirect wholly owned subsidiary of Donaldson, Lufkin & Jenrette, Inc., was created in August 1993. Column has originated $6.1 billion commercial and multifamily mortgage loans since its inception. Column sources, underwrites and closes mortgage loans through 14 regional offices located throughout the country.

================================================================================
Servicer:           Banc One Mortgage Capital
                    Markets, LLC

Lead Manager:       Donaldson, Lufkin & Jenrette Securities
                    Corporation, Sole Manager

================================================================================
Special Servicer:   Banc One Mortgage Capital      Settlement:  December _, 1998
                    Markets, LLC

================================================================================
Rating              Moody's Investor Service, Inc.
Agencies:           Fitch IBCA, Inc.

Trustee:            Norwest Bank Minnesota, National Association
================================================================================

--------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
--------------------------------------------------------------------------------

Donaldson, Lufkin & Jenrette                                         PRELIMINARY
Donaldson, Lufkin & Jenrette Securities Corporation
                                       277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------
                          Real Estate Finance Group
================================================================================
                          COMMERCIAL MORTGAGE TRADING
================================================================================

                          DLJ Commercial Mortgage Corp.
         Commercial Mortgage Pass-Through Certificates, Series 1998-CF2
                              "Column Conduit VIII"

================================================================================
Extensions:         The Special Servicer will not be permitted to grant any
                    extension of the maturity of a mortgage loan beyond 60 months of such mortgage loan's stated maturity date.


================================================================================
Controlling Class:  The Controlling Class of Certificateholders may appoint a
                    Special Servicer and replace the existing Special Servicer.

                    Controlling Class - will be the most subordinate class of certificates which has a current aggregate certificate principal amount greater than 25% (or in the case of the Class C certificates, 20%) of its original aggregate certificate principal balance.

================================================================================
Advances:           Advances subject to recoverability determination and
                    appraisal reductions.

================================================================================
Prepayment          All of the mortgage loans provide for either a prepayment
Protection and      lockout period ("Lockout"), a defeasance period
Distribution of     ("Defeasance"), a yield maintenance premium ("YMP") period
Premiums:           and/or a prepayment premium ("PP") period or a combination thereof.

                    The certificate yield maintenance amount ("CYMA") for the Class A-1A, A-1B, A-2, A-3, B-1, B-2, B-3, B-4, B-5, B-6,
                    and/or C Certificates (collectively, "Sequential Pay Certificates") equals the total yield maintenance premium collected, multiplied by a fraction (not greater than one or less than zero) which is based upon a formula involving the relationship between the Pass-Through Rate(s) of such Class(es) currently receiving principal, the mortgage rate of the loan that has prepaid, and current interest rates. In general, the CYMA for any Distribution Date will be calculated in respect of and payable to the class(es) of Sequential Pay Certificates entitled to receive distributions of principal on such Distribution Date.

                            CYMA             (Pass-Through Rate - Discount Rate)
                        Allocation %      =  -----------------------------------
                    to Non-IO Certificates      (Mortgage Rate - Discount Rate)

                    The yield maintenance amount passed to the interest only certificates, Class S, will equal the total yield maintenance premium less the CYMA as defined above.

                    All PPs collected on the Mortgage Loans will be distributed to the interest only certificates, Class S.

================================================================================
Analytics:          Cashflows are expected to be available through: Bloomberg, the Trepp Group, Intex Solutions and Charter Research.

================================================================================

--------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
--------------------------------------------------------------------------------

Donaldson, Lufkin & Jenrette                                         PRELIMINARY
Donaldson, Lufkin & Jenrette Securities Corporation
                                       277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------
                          Real Estate Finance Group
================================================================================
                          COMMERCIAL MORTGAGE TRADING
================================================================================


                          DLJ Commercial Mortgage Corp.
         Commercial Mortgage Pass-Through Certificates, Series 1998-CF2
                              "Column Conduit VIII"

================================================================================
Priority of         On each distribution date, interest will be distributed to
Interest:           each of the classes in the following order of priority:

                         1. Class S, A-1A and A-1B, pro rata
                         2. Class A-2
                         3. Class A-3
                         4. Class B-1
                         5. Class B-2
                         6. Class B-3
                         7. Class B-4
                         8. Class B-5
                         9. Class B-6
                        10. Class C

================================================================================
Priority            On each distribution date, principal will be distributed and
of Principal:       losses will be allocated to each of the classes in the
                    following order of priority:

                    Scheduled and
                    Prepayments (1)           Losses
                    -------------------       -------------------------
                    1. Class A-1A             1. Class C
                    2. Class A-1B(2)          2. Class B-6
                    3. Class A-2              3. Class B-5
                    4. Class A-3              4. Class B-4
                    5. Class B-1              5. Class B-3
                    6. Class B-2              6. Class B-2
                    7. Class B-3              7. Class B-1
                    8. Class B-4              8. Class A-3
                    9. Class B-5              9. Class A-2
                    10. Class B-6             10. Class A-1A and A-1B, pro rata
                    11. Class C


                    (1) None of the following classes will receive any principal distributions until all classes, if any, listed above it are retired.

                    (2) Pro rata with Class A-1A if the balances of Classes A-2 through C are reduced to zero on account of losses.

================================================================================

--------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
--------------------------------------------------------------------------------

                     Series 1998-CF2 Collateral Pool Summary

Mortgage Loan Characteristics                                             Mortgaged Properties Characteristics
-----------------------------                                             -------------------------------------
Number of Loans:                                     318                  Wtd. Avg. U/W DSCR:                               1.45 x
Original Balance:                               $1,153,256,500            Wtd. Avg. Cut-off Date LTV:                       71.6%
Cut-off Date Balance (1):                       $1,149,628,904
Average Cut-off Date Balance:                       $3,615,185
                                                                          Wtd. Avg. Year Built/Renovated (3):                1988
                                                                          Number of States (4):                               38
Wtd. Avg. Mortgage Rate:                           7.120%
Wtd. Avg. Original Amort Term (Months):              315
Wtd. Avg. Original Term to Maturity (Months):        130
Wtd. Avg. Seasoning (Months):                          3

Top 5 States/Property Types:

                                                     Percentage of                                                     Percentage of
                          Number      Cut-off Date    Cut-off Date                           Number       Cut-off Date  Cut-off Date
  #       State          of Loans      Balance (1)      Balance       #   Property Type     of Loans      Balance (1)     Balance
------------------------------------------------------------------    --------------------------------------------------------------
  1  New York               19        $ 154,641,881      13.5%        1   Multifamily        114      $  321,935,877       28.0%
  2  California             40          146,120,586      12.7%        2   Retail              65         230,884,666       20.1%
  3  Texas                  49          126,540,415      11.0%        3   Office              39         225,732,494       19.6%
  4  Florida                28          124,437,537      10.8%        4   Hotel               28         156,034,952       13.6%
  5  Illinois               19          114,847,294      10.0%        5   Industrial          25          85,001,549        7.4%
                         ------------------------------------                             -------------------------------------
Total/ Weighted Average:   155        $ 666,587,712      58.0%                               271      $1,019,589,539       88.7%
                         ====================================                             =====================================

Top 5 Mortgage Loans (5):
                                                                                               Percentage of
                                            Property                       Cut-off Date         Cut-off Date        Appraised
#          Property Name                      Type               State     Balance (1)            Balance             Value
------------------------------------------------------------------------------------------------------------------------------------
1  Chanin Building                           Office               NY      $ 74,732,033               6.5%         $ 105,000,000
2  Heritage Pointe                          Multifamily           IL        24,982,355               2.2%            36,000,000
3  The Center at Rancho Niguel    (6)         Retail              CA        22,979,767               2.0%            28,500,000
4  Best Western Inn of Chicago                Hotel               IL        21,883,901               1.9%            30,700,000
5  Christiana Hilton Inn - Newark, DE         Hotel               DE        21,450,788               1.9%            33,000,000
                                                                          ----------------------------------------------------------
Total/Weighted Average:                                                   $166,028,844              14.4%         $ 233,200,000
                                                                          ==========================================================
                                          Cut-off Date                                                    Year Built/
#          Property Name                    LTV Ratio            U/W NCF (2)         U/W DSCR            Renovated (3)
----------------------------------------------------------------------------------------------------------------------
1  Chanin Building                            71.2%             $  8,387,294          1.33 x                 1997
2  Heritage Pointe                            69.4%                3,450,664          1.61                   1973
3  The Center at Rancho Niguel    (6)         80.6%                2,387,689          1.35                   1988
4  Best Western Inn of Chicago                71.3%                3,279,579          1.55                   1981
5  Christiana Hilton Inn - Newark, DE         65.0%                3,251,846          1.79                   1997
                                            -------------------------------------------------------------------------
Total/Weighted Average:                       71.4%             $ 20,757,072          1.46 x                 1990
                                            =========================================================================

(1)  Assumes a Cut-off Date of December 1, 1998.

(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(3) Year Built/Renovated denotes the later of the Year Built or the Year Renovated.

(4)  Includes the District of Columbia.

(5) Excludes groups of cross-collateralized loans or multi-property loans, each of which might be larger than the individual loans listed.

(6) The Mortgage Loan secured by The Center at Rancho Niguel is cross-collateralized and cross-defaulted with The Edwards Center at Rancho Niguel Loan.

                 Managers and Locations of the Mortgaged Properties


  #   Property Name                                                   Manager
  -   -------------                                                   -------
  1   Chanin Building                                                 Colliers ABR, Inc.
  2   250 South Clinton Street (1A)                                   American Real Estate Management, Inc.
  3   GATX Warehouse (1A)                                             American Real Estate Management, Inc.
  4   1001 and 1011 Airport Industrial Park (1A)                      American Real Estate Management, Inc.
  5   Northeast Industrial Park Building # 21 (1A)                    American Real Estate Management, Inc.
  6   507 Plum Street (1A)                                            American Real Estate Management, Inc.
  7   Zanesville (1A)                                                 American Real Estate Management, Inc.
  8   Northeast Industrial Park Building # 8 (1A)                     American Real Estate Management, Inc.
  9   Northeast Industrial Park Building # 22 (1A)                    American Real Estate Management, Inc.
 10   4, 5 & 8 Marway Circle (1A)                                     American Real Estate Management, Inc.
 11   Marysville (1A)                                                 American Real Estate Management, Inc.
 12   One Clinton Square (1A)                                         American Real Estate Management, Inc.
 13   The Center at Rancho Niguel (1B)                                Pacific West Asset Management Corporation
 14   The Edwards Center at Rancho Niguel (1B)                        Pacific West Asset Management Corporation
 15   Rivertree Court Shopping Center (1C)                            Inland Commercial Property Management, Inc.
 16   Woodland Heights Shopping Center (1C)                           Inland Commercial Property Management, Inc.
 17   Winnetka Commons Shopping Center (1C)                           Inland Commercial Property Management, Inc.
 18   Berwyn Plaza Shopping Center (1C)                               Inland Commercial Property Management, Inc.
 19   Walgreen's Store (1C)                                           Inland Commercial Property Management, Inc.
 20   Heritage Pointe                                                 Mid America Property Management
 21   Best Western Inn of Chicago                                     Shell Hospitality Group, Inc.
 22   Christiana Hilton Inn - Newark, DE                              MJ Hotels of Wilmington, Inc.
 23   Embassy Crossing (2)                                            Infinity Property Management Corp.
 24   Jefferson at Treetops Apartments                                JPI Apartment Management, LP
 25   Dominion Tower & Parking Garage                                 I.D.M. Management, Inc.
 26   Holiday Inn Hurstbourne                                         Ridgewood Hotels, Inc.
 27   Blue Ash Portfolio (1D)                                         Community Management Corporation
 28   Springdale Office Center (1D)                                   Community Management Corporation
 29   Executive Center East (1D)                                      Community Management Corporation
 30   McDonald's (1D)                                                 Community Management Corporation
 31   11 Park Place                                                   Williams Real Estate Co., Inc.
 32   Twin Creek Apartments                                           CPG Holdings, Inc.
 33   Storage Box / Stowaway Storage (1E)                             Owner Managed
 34   Maplewood Mobile Estates (1E)                                   Owner Managed
 35   Corporate Office Park                                           Chase Commercial Real Estate Services, Inc.
 36   Knights Bridge II Apartments                                    Grady Holdings, LLP
 37   Preston Stonebrooke Shopping Center                             Netzer Management, Inc.
 38   Run in Foods DP #4 (1F)                                         Owner Managed
 39   Run in Foods DP #7 (1F)                                         Owner Managed
 40   Run in Foods #401 (1F)                                          Owner Managed
 41   Run in Foods #406 (1F)                                          Owner Managed
 42   Run in Foods #402 (1F)                                          Owner Managed
 43   Run in Foods #403 (1F)                                          Owner Managed
 44   Run in Foods #404 (1F)                                          Owner Managed
 45   Run in Foods #410 (1F)                                          Owner Managed
 46   Super 8-Midtown (1G)                                            DVC
 47   Super 8-East (1G)                                               DVC
 48   Super 8-West (1G)                                               DVC
 49   Wellington Woods & Lakes                                        Harbor Group Management Company
 50   Hampton Inn - Indianapolis, IN                                  Indy Downtown, Inc.
 51   Chidlaw Building                                                Fieldhill Properties
 52   Mahwah Business Park                                            Owner Managed
 53   Grandview Garden Apartments                                     J & P Realty Corp.
 54   Cornerstone Office Park                                         Asset Management Associates, Inc.
 55   160 Pine Street                                                 Trammell Crow NW, Inc.
 56   River Run Apartments                                            Harbor Group Management Company
 57   180 N. Michigan Avenue Office Building                          M & J Wilkow, Ltd.
 58   Oak Hills Apartments                                            Hartex Property Group, Inc.
 59   145 Rosemary Street                                             Twenty-First Century Corporation
 60   Holiday Inn - Metroplex-Youngstown, OH                          Youngstown Management Corp.
 61   Tierra Verde Marine Center                                      TPA Resorts, Inc.
 62   MCOM Building                                                   Owner Managed
 63   Mayport Trace Apartments                                        CNC Investments, Inc.
 64   Mercantile Bank Building                                        H.T. Paul Company, Inc.

                                                                                                                               Zip
  #   Address                                                         City                        County           State       Code
  -   -------                                                         ----                        ------           -----       ----
  1   122 East 42nd Street                                            New York                    New York          NY         10168
  2   250 South Clinton Street                                        Syracuse                    Onondaga          NY         13202
  3   4472 and 4580 Steelway Boulevard                                Clay                        Onondaga          NY         13080
  4   1001 and 1011 Air Park Drive                                    Swatara                     Dauphin           PA         17057
  5   Route 146                                                       Guilderland                 Albany            NY         12084
  6   507 Plum Street                                                 Syracuse                    Onondaga          NY         13204
  7   3530 East Pike                                                  Zanesville                  Muskingum         OH         43701
  8   Route 146                                                       Guilderland                 Albany            NY         12084
  9   Route 146                                                       Guilderland                 Albany            NY         12084
 10   4, 5 & 8 Marway Circle                                          Gates                       Monroe            NY         14624
 11   16725 Square Drive                                              Marysville                  Union             OH         43040
 12   One Clinton Square                                              Syracuse                    Onondaga          NY         13202
 13   28121-28141 Crown Valley Parkway &
        28201-28251 Crown Valley Parkway                              Laguna Niguel               Orange            CA         92677
 14   25461-25471 Rancho Niguel Road                                  Laguna Niguel               Orange            CA         92677
 15   701 N. Milwaukee Avenue                                         Vernon Hills                Lake              IL         60061
 16   225 Irving Park Road                                            Streamwood                  Cook              IL         60107
 17   3540 Winnetka Avenue North                                      New Hope                    Hennepin          MN         55427
 18   6901 West Ogden Avenue                                          Berwyn                      Cook              IL         60402
 19   331 North Irving                                                Woodstock                   McHenry           IL         60098
 20   10018 Holly Lane                                                Des Plaines                 Cook              IL         60016
 21   162 East Ohio Street                                            Chicago                     Cook              IL         60611
 22   100 Continental Drive                                           Newark                      New Castle        DE         19713
 23   9570 U.S. Highway 19                                            Port Richey                 Pasco             FL         34668
 24   5217 Old Spicewood Springs Road                                 Austin                      Travis            TX         78759
 25   1400 NW 10th Avenue                                             Miami                       Dade              FL         33128
 26   1325 South Hurstbourne Parkway                                  Louisville                  Jefferson         KY         40222
 27   10925 Reed Hartman Highway                                      Blue Ash                    Hamilton          OH         45242
 28   230, 260 & 270 Northland Blvd.                                  Springdale                  Hamilton          OH         45246
 29   4030 Mt. Carmel Tobasco Road                                    Union Township              Clermont          OH         45255
 30   5055 Old Taylor Mill Road                                       Taylor Mill                 Kenton            KY         41015
 31   11 Park Place                                                   New York                    New York          NY         10007
 32   1111 James Donlon Boulevard                                     Antioch                     Contra Costa      CA         94509
 33   810 Jimmy Ann Drive / 3742 Nova Road                            Daytona Beach/Port Orange   Volusia           FL         32119
 34   5608 Newman Drive                                               Port Orange                 Volusia           FL         32127
 35   4900-4970 Corporate Drive                                       Huntsville                  Madison           AL         35804
 36   4000 Greencastle Road                                           Silver Spring               Montgomery        MD         20866
 37   SWC of Preston Road & Stonebrooke Parkway                       Frisco                      Collin            TX         75034
 38   1551 Florida State Route 559                                    Polk City                   Polk              FL         33868
 39   29502 Florida State Route 52                                    San Antonio                 Pasco             FL         33576
 40   11511 North U.S. Highway 301                                    Thonotosassa                Hillsborough      FL         33592
 41   4911 N. 110th Avenue                                            Pinellas Park               Pinellas          FL         33609
 42   3002 North U.S. Highway 301                                     Tampa                       Hillsborough      FL         33619
 43   401 East Sligh Avenue                                           Tampa                       Hillsborough      FL         33604
 44   18226 Powell Road                                               Brooksville                 Hernando          FL         33609
 45   6513 W. 14th Street                                             Bradenton                   Manatee           FL         34207
 46   2500 University Boulevard                                       Albuquerque                 Bernalillo        NM         87107
 47   450 Paisano Street                                              Albuquerque                 Bernalillo        NM         87123
 48   6030 Iliff Road                                                 Albuquerque                 Bernalillo        NM         87121
 49   136 Wellington Lakes Drive & 1704 Lafayette Boulevard           Fredericksburg              N/A               VA         22401
 50   105 S. Meridian Street                                          Indianapolis                Marion            IN         46225
 51   2221 E. Bijou Street                                            Colorado Springs            El Paso           CO         80909
 52   Ramapo Valley Road                                              Mahwah                      Bergen            NJ         07430
 53   1500 S. Waterford Drive                                         Florissant                  St. Louis         MO         63033
 54   1289-1335 S. Linden Road                                        Flint Township              Genesee           MI         48532
 55   160 Pine Street                                                 San Francisco               San Francisco     CA         94111
 56   141 Old Orange Park Road                                        Orange Park                 Clay              FL         32073
 57   180 N. Michigan Avenue                                          Chicago                     Cook              IL         60601
 58   1913 Estrada Parkway Drive                                      Irving                      Dallas            TX         75061
 59   145 Rosemary Street                                             Needham                     Norfolk           MA         02194
 60   1620 Motor Inn Drive                                            Youngstown                  Trumbull          OH         44420
 61   100 Pinellas Bayway                                             Tierra Verde                Pinellas          FL         33715
 62   1045 Firestone Parkway                                          Nashville                   Davidson          TN         37086
 63   2160 Mayport Road                                               Jacksonville                Duval             FL         32233
 64   800 SW Jackson Street                                           Topeka                      Shawnee           KS         66612


  #   Property Name                                                   Manager
  -   -------------                                                   -------
 65   Brook Forest Apartments                                         Mid-America Management Corp.
 66   Midfield Shopping Center                                        The Brookhill Group
 67   Far East Plaza                                                  Pioneer West, Inc.
 68   Highland Square Shopping Center                                 Phillips Investments, Inc.
 69   Spanish Villa Apartments                                        Fulcrum Properties, Inc.
 70   Greens Corner Shopping Center (3)                               Infinity Property Management Corp.
 71   Mountain Ridge Apartments                                       Suncase Corporation
 72   Radisson Suites - Huntsville, AL                                Yedla Management Company
 73   Holiday Campground                                              Owner Managed
 74   Plantation Meadows Apartments                                   Spyros Papageorge
 75   Gresham Townhomes                                               Seltzer-Doren Management Company, Inc.
 76   Lakewood Apartments                                             Mid-America Management Corp.
 77   Imperial Plaza Shopping Center                                  Continental Equities
 78   Super 8  - Las Vegas, NV                                        KVC
 79   Thunder Hollow                                                  Harbor Group Management Company
 80   Woodlake Village Apartments                                     SJS Enterprises
 81   K-Mart Montwood Point                                           Owner Managed
 82   Trabuco Marketplace                                             O Hill Partners Inc.
 83   Indian Valley Apartments                                        CNC Investments, Inc.
 84   Flamingo West Centre                                            MDL Group
 85   Mill Creek Shopping Center                                      Richard J. McGoldrich
 86   High Vista Apartments                                           EMES Management Corp.
 87   Woodland Office Center                                          Orvick Management Group
 88   Bayfair Apartments                                              Fuller Enterprises
 89   University Green Apartments                                     JMG Realty, Inc.
 90   El Dorado Mobile Home Estates                                   Synergised Real Estate
 91   Holiday Inn - Danbury, CT                                       Motel Hotel Associates, Inc.
 92   Country Inn & Suites Hotel                                      Yedla Management Company
 93   Center Ridge Apartments                                         Westmark Management Company
 94   The Marriott Building                                           EEI Holding Corporation
 95   Silicon Valley Inn                                              Owner Managed
 96   Best Western  - Sunnyvale                                       Owner Managed
 97   Golden Valley Commons                                           Tri-Star Management, Inc.
 98   West Park Place                                                 Universal Management Corporation
 99   Naperville Office Court                                         M & J Wilkow, Ltd.
100   Holiday Inn Express Hotel & Suites - Mountain View, CA          Owner Managed
101   Best Buy / Drug Emporium                                        Owner Managed
102   Medical Arts Building                                           Butler Commercial Realty
103   Comfort Inn - Sunnyvale                                         Owner Managed
104   Holiday Inn North Denver                                        Doramar Hotels, inc.
105   Windlands Shopping Center (4)                                   Infinity Property Management Corp.
106   Northborough Woods Apartments                                   CNC Investments, Inc.
107   Madison Building                                                Owner Managed
108   Victory Townhomes                                               Seltzer-Doren Management Company, Inc.
109   Dairy Plaza Shopping Center                                     Vanguard Commercial Realty, Inc.
110   Comfort Inn - Concord, NH                                       Linchris Hotel Corporation
111   Peconic Plaza                                                   Volta Realty II LLC
112   Bayou Village Place Apartments                                  Tarantino Properties, Inc.
113   Country Suites - Chattanooga, TN                                Owner Managed
114   Southlake Plaza II                                              Terraco, Inc.
115   531 West Deming                                                 The Hayman Company
116   Camelot Apartments                                              Property Services Group, Inc.
117   Sevilla Apartments                                              Suncase Corporation
118   The Way III Apartments                                          Alton Management Corp.
119   Glenview Office and Industrial Park                             Schmid Management, Inc.
120   Hampton Inn - Decatur, AL                                       Yedla Management Company
121   Mission Industrial Park (1H)                                    Birkeland, Cooper & Associates
122   Jurupa Business Park (1H)                                       Birkeland, Cooper & Associates
123   Colony Square Shopping Center                                   Larry Blumberg & Associates, Inc.
124   Vintage Business Park                                           Owner Managed
125   Bruno's Shopping Center                                         Owner Managed
126   Crossroads Shopping Center                                      Collett & Associates, Inc.
127   High Country Plaza                                              Sanders & Associates
128   Glencoe Avenue Industrial                                       Owner Managed
129   St. Charles Apartments (1I)                                     Owner Managed
130   St. James Apartments (1I)                                       Owner Managed
131   Plaza at Sunrise                                                Wessman Development Company
132   Shannon Arms III Apartments                                     Owner Managed
133   River Valley Square Shopping Center                             Russell Development, Inc.
134   Rio Commercial Center                                           Owner Managed
135   Alexis Apartment Complex                                        Greco Rentals Management Company, LLC
136   Beltway Plaza 4710                                              Kenwood Management Company, LLC

                                                                                                                               Zip
  #   Address                                                         City                        County           State       Code
  -   -------                                                         ----                        ------           -----       ----
 65   3300-3400 169th Street                                          Hammond                     Lake              IN         46323
 66   201 Midfield Street                                             Midfield/Birmingham         Jefferson         AL         35228
 67   727 North Broadway                                              Los Angeles                 Los Angeles       CA         90012
 68   2010 S. Caraway Road                                            Jonesboro                   Craighead         AR         72401
 69   10611 Abercorn Extension                                        Savannah                    Chatham           GA         31419
 70   4975 Jimmy Carter Boulevard                                     Atlanta                     Gwinnett          GA         30093
 71   2626 Duncanville Road                                           Dallas                      Dallas            TX         75211
 72   6000 S. Memorial Parkway                                        Huntsville                  Madison           AL         35802
 73   10000 Park Boulevard                                            Seminole                    Pinellas          FL         33777
 74   7221 NW 16th Street                                             Plantation                  Broward           FL         33313
 75   21051 Gresham Street                                            Canoga Park                 Los Angeles       CA         91306
 76   2121 Stone Lake                                                 Woodstock                   McHenry           IL         60098
 77   303-319 Havendale Boulevard                                     Auburndale                  Polk              FL         33823
 78   4250 Koval Lane                                                 Las Vegas                   Clark             NV         89109
 79   3780 Idlebrook Circle                                           Casselberry                 Seminole          FL         32707
 80   5080 Westerville Road                                           Columbus                    Franklin          OH         43081
 81   11330-60 Montwood Drive                                         El Paso                     El Paso           TX         79936
 82   21602, 21612 & 21702 Plano Trabuo Road                          Rancho Santa Margarita      Orange            CA         92679
 83   3536 Indian Creek Road                                          Clarkston                   Dekalb            GA         30021
 84   4850 West Flamingo Road                                         Las Vegas                   Clark             NV         89103
 85   9 & 50 Market Street                                            South Portland              Cumberland        ME         04112
 86   5041 Alabama Street                                             El Paso                     El Paso           TX         79930
 87   500 East Calaveras Street                                       Milpitas                    Santa Clara       CA         95035
 88   16077 Ashland Avenue                                            San Lorenzo                 Alameda           CA         94502
 89   1620 Bay Area Boulevard                                         Houston                     Harris            TX         77058
 90   4525 West Twain Avenue                                          Las Vegas                   Clark             NV         89103
 91   80 Newtown Road                                                 Danbury                     Fairfield         CT         06810
 92   4880 University Drive                                           Huntsville                  Madison           AL         35816
 93   700 West Center Street                                          Duncanville                 Dallas            TX         75116
 94   509 South Sixth Street                                          Springfield                 Sangamon          IL         62701
 95   690 N. Mathilda Avenue                                          Sunnyvale                   Santa Clara       CA         94086
 96   940 W. Weddell Drive                                            Sunnyvale                   Santa Clara       CA         94089
 97   7700 Olson Memorial Highway                                     Golden Valley               Hennepin          MN         55427
 98   7400 West Greenfield Avenue                                     West Allis                  Milwaukee         WI         53214
 99   1801-1813 N. Mill Street                                        Naperville                  DuPage            IL         60563
100   93 El Camino Real (SR 82)                                       Mountain View               Santa Clara       CA         94040
101   1580 Southlake Parkway                                          Morrow                      Clayton           GA         30260
102   1307 8th Avenue                                                 Fort Worth                  Tarrant           TX         76104
103   595 N. Mathilda Avenue                                          Sunnyvale                   Santa Clara       CA         94086
104   4849 Bannock Street                                             Denver                      Denver            CO         80216
105   3760 Nolensville Pike                                           Nashville                   Davidson          TN         37211
106   13502 Northborough Drive                                        Houston                     Harris            TX         77067
107   412 Madison Street                                              Tampa                       Hillsborough      FL         33602
108   22301 Victory Boulevard                                         Woodland Hills              Los Angeles       CA         91303
109   1527-1561 N. Singleton Avenue                                   Titusville                  Brevard           FL         32796
110   71 Hall Street                                                  Concord                     Merrimack         NH         03301
111   North Side of Old Country Road (Route 58)                       Riverhead                   Suffolk           NY         11901
112   6310 Dumfries Drive                                             Houston                     Harris            TX         77096
113   7051 McCutcheon Road                                            Chattanooga                 Hamilton          TN         37421
114   2871-2891 US Highway 30                                         Hobart                      Lake              IN         46342
115   531 West  Deming                                                Chicago                     Cook              IL         60614
116   2906 Washtenaw Avenue                                           Ypsilanti Township          Washtenaw         MI         48197
117   1455 North Perry Road                                           Carrollton                  Dallas            TX         75006
118   5301 Marvin D. Love Freeway                                     Dallas                      Dallas            TX         75232
119   1800-1884 Johns Drive                                           Glenview                    Cook              IL         60025
120   2041 Beltline Road                                              Decatur                     Morgan            AL         35601
121   4748 Mission Boulevard                                          Ontario                     San Bernardino    CA         91762
122   7101 Jurupa Avenue                                              Riverside                   Riverside         CA         92504
123   3074 Ross Clark Circle                                          Dothan                      Houston           AL         36301
124   3000 Vintage Drive, 3017-3025 Clinton Drive                     Juneau                      Juneau            AK         99801
125   NWC US 72/Wall-Triana Highway                                   Madison                     Madison           AL         37558
126   US Highway 52                                                   Darlington                  Darlington        SC         29532
127   15817 Bernardo Center Drive                                     San Diego                   San Diego         CA         92127
128   4040 Del Rey Avenue and 4051 Glencoe Avenue                     Los Angeles                 Los Angeles       CA         90292
129   1034 Elm Avenue                                                 Americus                    Sumter            GA         31709
130   1008 E. 24th Avenue                                             Cordele                     Crisp             GA         31015
131   SWC Ramon Road & Sunrise Way                                    Palm Springs                Riverside         CA         92264
132   9029 Jamacha Road                                               Spring Valley               San Diego         CA         91977
133   NWC Telegraph Rd. & Lorain St.                                  Monroe                      Monroe            MI         48162
134   779-895 NE Dixie Highway                                        Jensen Beach                Martin            FL         34957
135   3500 Foothills Road                                             Las Cruces                  Dona Ana          NM         88011
136   4710 Auth Place                                                 Camp Springs                Prince George     MD         20746


  #   Property Name                                                   Manager
  -   -------------                                                   -------
137   Casa Linda MHP                                                  Follett Investment Properties, Inc.
138   Mesa Ridge Apartments                                           Owner Managed
139   Vintage Business Park II                                        Owner Managed
140   Mountain Village Shopping Center                                Brantley Properties, Inc.
141   Rock River Tower Apartments                                     Superior Investment Development Corp.
142   Durango Plaza Retail Center                                     Crossroads Realty and Development
143   Beatrice Avenue Industrial                                      William D. Feldman & Associates
144   Miller Apartments                                               Jean McDaniel
145   University Square Outlet Mall                                   Graham Associates, Ltd.
146   Ridgewood Plaza                                                 Mid-Northern Equities Management, Ltd.
147   Chase Village Apartments                                        Carlisle Apartments, Inc.
148   Warsaw Village Shopping Center                                  Barnett Properties, Inc.
149   Provident Place Office Building                                 Regent Development Corporation
150   920 S. Waukegan Road                                            New Horizons Management Company
151   Amberley Suite Hotel                                            Yedla Management Company
152   Rite-Aid of Maine, Inc. (5)                                     Commercial Properties, Inc.
153   Stuart Towne Apartments                                         John M. Trask, Jr.
154   Santa Ana Villa                                                 Sequoia Real Estate
155   Orland Park Outlots                                             Terraco, Inc.
156   Brazos Square Shopping Center                                   DH Real Estate Investment Company
157   Community Mall                                                  Crossroads Realty, Inc.
158   Comfort Inn - Fife, WA                                          Hans Motel Investment Inc.
159   Aspen Business Center                                           Crown Properties, LLC
160   Hampton Inn - Ft. Pierce, FL                                    Owner Managed
161   Oak Tree Mobile Home Park                                       Owner Managed
162   Walnut Square Apartments                                        Laurence Wolf Properties
163   Royal Oaks Mobile Home Park                                     Bruce E. Davis and Douglas M. Davis
164   Plymouth Square Apartments                                      Dietz Management Company
165   Watchung View Apartments                                        Kamson Corporation
166   Embassy Apartments                                              Vinod K. Luthra
167   Best Buy - West Dundee                                          L and N Bolton Living Trust
168   1400 Destrehan Avenue                                           Michael M. Seago
169   Breckenridge Condominiums                                       Sherron Associates of Texas, Inc.
170   Rosemont Terrace Apartments                                     Saratoga Capital, Inc.
171   Days Inn - Dover, DE                                            Owner Managed
172   Iberia Center                                                   Boardwalk Development, Inc.
173   Shadydale Village Mobile Home Park                              Love Properties, Inc.
174   Park Terrace Shopping Center                                    Park City Developments, Inc.
175   Hanover Village Apartments                                      Westmark Management Company
176   Travelodge Hotel--Seatac                                        Travelodge Hotels Inc.
177   Harlem Furniture                                                Owner Managed
178   Tree Tops Apartments                                            Westmark Management Company
179   Old Town Place Apartments                                       Owner Managed
180   The Meadows Apartments                                          Saratoga Capital, Inc.
181   Chapman & Feldner Shopping Center                               Owner Managed
182   BCH Office Building                                             Carson Development Co., Inc.
183   Colonial Pines Mobile Estates                                   Owner Managed
184   NationsBank Professional Center                                 Kew Management Corporation
185   Belmeade Office Park                                            46 Corp.
186   Central Building                                                Owner Managed
187   710 Amsterdam Avenue                                            Weinstein Industries, Inc.
188   Sandstone Apartments & Vista North Apartments                   Owner Managed
189   Highland Park Place Shopping Center                             First Commercial Realty & Development Co., Inc.
190   Salem Creek Apartment Complex                                   Carlisle Apartments, Inc.
191   Country Greens Apartments                                       Alton Management Corp.
192   Quail Ridge Apartments                                          Piper Management Co.
193   Harold Gilstrap Shopping Center                                 Sierra Management Corp.
194   Sahara West Plaza                                               Americana Commercial Group
195   Walgreen's                                                      Owner Managed
196   Econolodge - Bangor, ME                                         Diamond Properties, Inc.
197   Comfort Inn - Bangor, ME                                        C.C. Management, Inc.
198   Point Clinton                                                   Aram Papazian
199   Rite-Aid Pharmacy                                               Baxter Property Management
200   Ravenscroft Apartments                                          Owner Managed
201   Coach Country Corral MHP                                        Owner Managed
202   Taft and Cleveland Paradise Apartments                          Owner Managed
203   Tyrone Village MHP                                              Town & Country Investments, LLC
204   Steamboat Road                                                  Owner Managed
205   Kerr Station Village                                            Graham Associates, Ltd.
206   Meadow Run Apartments                                           Westmark Management Company
207   45 Church Street                                                Amdour, Inc.
208   New Brunswick Apartments                                        Kamson Corporation

                                                                                                                               Zip
  #   Address                                                         City                        County           State       Code
  -   -------                                                         ----                        ------           -----       ----
137   5250 E. Lake Mead Boulevard                                     Las Vegas                   Clark             NV         89114
138   8000 Creek Bend Drive                                           Houston                     Harris            TX         77071
139   3030-3032 Vintage Drive                                         Juneau                      Juneau            AK         99801
140   749 E. Main Street                                              Jefferson                   Ashe              NC         28640
141   913 Main Street                                                 Rockford                    Winnebago         IL         61103
142   4420-4450 South Durango Drive                                   Las Vegas                   Clark             NV         89117
143   12636 Beatrice Street                                           Los Angeles                 Los Angeles       CA         90066
144   2335 Stuart Avenue                                              Albany                      Dougherty         GA         31707
145   816 College Road                                                Wilmington                  New Hanover       NC         28402
146   SWC Ridge Rd. & Manor Ave.                                      Munster                     Lake              IN         46321
147   8028 Gessner Drive                                              Austin                      Travis            TX         78753
148   US Highway 360                                                  Warsaw                      Richmond          VA         22572
149   2220 San Jacinto Blvd.                                          Denton                      Denton            TX         76205
150   920 S. Waukegan Road                                            Lake Forest                 Lake              IL         60045
151   807 Bank St.                                                    Decatur                     Morgan            AL         35601
152   37 Portland Street--U.S. Route 1                                Kennebunk                   York              ME         04043
153   1901 Old Shell Road                                             Port Royal                  Beaufort          SC         29935
154   2204 North Peach Avenue                                         Clovis                      Fresno            CA         93612
155   9310-9396 159th Street                                          Orland Park                 Cook              IL         60462
156   120 State Highway 332                                           Lake Jackson                Brazoria          TX         77566
157   Route 37 West                                                   Toms River                  Ocean             NJ         08753
158   5601 Pacific Highway East                                       Fife                        Pierce            WA         98424
159   9942 and 9934 N. Alpine Road                                    Machesney Park              Winnebago         IL         60115
160   2831 Reynolds Drive                                             Ft. Pierce                  St. Lucie         FL         34945
161   565 Diamond Road                                                Jackson Township            Ocean             NJ         08527
162   1440 Linden Road                                                Flint                       Genesee           MI         48532
163   4069 South Pacific Highway                                      Medford                     Jackson           OR         97051
164   9421 Marguerite Road                                            Plymouth Township           Wayne             MI         48170
165   650 Somerset Avenue                                             North Plainfield            Somerset          NJ         07060
166   4, 20, 34, 42 & 45 Embassy Square                               Tonawanda                   Erie              NY         14150
167   979 Main Street                                                 West Dundee                 Kane              IL         60118
168   1400 Destrehan Avenue                                           Harvey                      Jefferson         LA         70058
169   1701 Big Sur Drive                                              Arlington                   Tarrant           TX         75007
170   3690 South Port Drive                                           Rancho Cordova              Sacramento        CA         95670
171   272 North Dupont Highway                                        Dover                       Kent              DE         19901
172   16588 Bernardo Center Drive                                     San Diego                   San Diego         CA         92128
173   100 Apollo Avenue                                               Fayetteville                Fayette           GA         30214
174   2223 NC Highway 54                                              Durham                      Durham            NC         27713
175   S/W/S of Division Street                                        Hanover Township            Luzerne           PA         18702
176   14845 Pacific Highway South                                     Tukwila                     King              WA         98168
177   2575 N. Elston Avenue                                           Chicago                     Cook              IL         60606
178   3421 Old Vineyard Road                                          Winston-Salem               Forsyth           NC         27103
179   1506 School Road                                                Carrollton                  Dallas            TX         75006
180   10108 Malaga Way                                                Rancho Cordova              Sacramento        CA         95670
181   1708-1724 West Chapman Avenue                                   Orange                      Orange            CA         92668
182   1717 Second St & 1722 Third St                                  Sacramento                  Sacramento        CA         95814
183   2101 Colonial Avenue                                            Navarre                     Santa Rosa        FL         32566
184   8181 W. Broward Blvd.                                           Plantation                  Broward           FL         33324
185   2910 Belmeade, 2410 & 2420 Tarpley Road                         Carrollton                  Dallas            TX         75006
186   245 Main Street                                                 Salinas                     Monterey          CA         93901
187   710 Amsterdam Avenue                                            New York                    New York          NY         10025
188   1502 and 1616 Calle Del Norte                                   Laredo                      Webb              TX         78041
189   14461-14529 Woodward Avenue                                     Highland Park               Wayne             MI         48203
190   802-803 Flame Circle                                            San Antonio                 Bexar             TX         78221
191   630 Stevens Village Drive                                       Dallas                      Dallas            TX         75208
192   1001 North State Road                                           Davison                     Genesee           MI         48423
193   601 S. Main Street                                              Salem                       Washington        IN         47167
194   4601 West Sahara Avenue                                         Las Vegas                   Clark             NV         89108
195   2690 Mission Street                                             San Francisco               San Francisco     CA         94110
196   327 Odlin Road                                                  Bangor                      Penobscot         ME         04401
197   750 Hogan Road                                                  Bangor                      Penobscot         ME         04401
198   186 Center Street                                               Clinton                     Hunterdon         NJ         08809
199   1623 White Mountain Highway - Routes 16 & 302                   Conway                      Carroll           NH         03818
200   25 Fairview Avenue                                              Phillipsburg                Warren            NJ         08865
201   1921 208th Street East                                          Spanaway                    Pierce            WA         98387
202   2545 Taft Street & 1720 Cleveland Street                        Hollywood                   Broward           FL         33020
203   13618 North Florida Avenue                                      Tampa                       Hillsborough      FL         33613
204   702-708 Steamboat Road                                          Greenwich                   Fairfield         CT         06830
205   S. Kerr Ave. & Franklin                                         Wilmington                  New Hanover       NC         28402
206   3301 Abbeville Highway                                          Anderson                    Anderson          SC         29624
207   45 Church Street                                                Stamford                    Fairfield         CT         06906
208   119 Livingston Ave.                                             New Brunswick               Middlesex         NJ         13760


  #   Property Name                                                   Manager
  -   -------------                                                   -------
209   Fiesta RV Resort                                                Owner Managed
210   Cedar Place Office Park                                         David Epstein Company
211   Oak Hollow Mobile Home Park                                     Owner Managed
212   Centerline Plaza Apartments                                     Ivanhoe Investment Limited Partnership
213   Gottschalk's Department Store                                   Jack Baskin, Inc.
214   Southport Place                                                 David A. Mack Properties, LLC
215   Bell Building                                                   EEI Holding Corporation
216   Days Inn - Bangor, ME                                           Diamond Properties, Inc.
217   Stratford Shopping Center                                       Robert Mark Associates
218   Country Aire Manor                                              Owner Managed
219   Corlett Creek Apartments                                        Mid-America Management Corp.
220   Anchor Bay Apartments                                           Ivanhoe Investment Limited Partnership
221   Tall Pines Shopping Center                                      Stanaland Realty Company
222   Skyline Professional Building                                   Owner Managed
223   Southwood Acres MHP                                             Owner Managed
224   Nalbert Apartments                                              Owner Managed
225   1220 South University Avenue                                    Suburban Campus Properties Inc.
226   Ware's Van & Storage Co.                                        Owner Managed
227   49 Commerce Drive / 81 Ethan Allen Drive                        K.P.S. Management L.L.C.
228   3211 Battleground                                               Kotis Properties, Inc.
229   Gardner Building                                                Ashley North Avenue, Inc.
230   778 Main Street                                                 MacBride Management, Inc.
231   Briarwood Apartments                                            CIH Properties, Inc.
232   Walton Village Shopping Center                                  L.G. Bones, L.L.C.
233   Rancho Santa Fe Shopping Center                                 Realty 2000, Inc.
234   Winston Place Apartments                                        Westmark Management Company
235   Hondo Park Apartments                                           Larry Jennings
236   Allegheny Apartments                                            MJW Investments, Inc.
237   Huntington North Apartments                                     Owner Managed
238   Rite Aid - Yarmouth                                             Owner Managed
239   Sylvan Apartments                                               MJW Investments, Inc.
240   Finger Lakes/Farmington Court Apartments                        Indus Associates
241   Woodlake Resort Village Apartments                              Owner Managed
242   Walnut Villas Apartments                                        Westmark Management Company
243   Portsmouth Place Apartments                                     Portsmouth Housing Authority
244   70 Warren Avenue                                                Owner Managed
245   Martinsville Plaza                                              Owner Managed
246   Route 66 Business World                                         Owner Managed
247   Woodwinds Condominiums                                          Sherron Associates, Inc.
248   College Square Apartments                                       National Realty Management, Inc.
249   Car Engineering Building                                        DiFelice B.C. Inc.
250   Executive Townhomes                                             Weeden Management, LLC
251   Parkside Place Apartments                                       J & EE Property Management, Inc.
252   Hartford Crossing Retail Plaza                                  Capstone  Properties Inc.
253   Cypress Plaza Shopping Center                                   Investment Concepts, Inc.
254   Sarasota Place Apartments                                       Owner Managed
255   Clayton Forest Apartments                                       DEL Development Corporation
256   Checker Auto Parts Store                                        Owner Managed
257   Southpointe Center                                              Investment Concepts, Inc.
258   Maple Court Apartments                                          Kamson Corporation
259   Crestwood MHP                                                   Owner Managed
260   Hyde Park Place Apartments                                      Eaglestar Group
261   Allen Medical Office Building                                   Swearingen Realty Group
262   Canyon View Offices                                             Owner Managed
263   Firehouse Square                                                Key Investment Properties, Inc.
264   Plymouth Place Plaza                                            Plymouth Plaza Investors, LLC
265   Meridian Mobile Estates                                         Owner Managed
266   Country Mobile Estates                                          Owner Managed
267   Village Apartments                                              Owner Managed
268   Ackels Mobile Home Park                                         Goodman/Maple Management Associates
269   Redford Manor Apartments                                        Cormorant Company, Inc.
270   Doms Business Park                                              Owner Managed
271   Bradfield Creek Townhomes                                       Owner Managed
272   San Remo Apartments                                             Burlington Ventures, Inc.
273   Consolidated Printing                                           Owner Managed
274   Knightsbridge Apartments                                        Habitat America, LLC
275   Whispering Meadows                                              California Property Management Inc.
276   Buckingham Court Apartments                                     Owner Managed
277   Homestead Apartments                                            Westmark Management Company
278   4th Avenue West Estates                                         Owner Managed
279   Long Point Plaza Apartments                                     Owner Managed
280   Treaty Oaks Apartments                                          United Management Services Inc.

                                                                                                                               Zip
  #   Address                                                         City                        County           State       Code
  -   -------                                                         ----                        ------           -----       ----
209   46421 Madison Street                                            Indio                       Riverside         CA         92201
210   813 East 86th Street                                            Indianapolis                Marion            IN         46240
211   2746 North Oak Harbor Drive                                     Oak Harbor                  Island            WA         98277
212   25005 Lawrence Street                                           Warren                      Macomb            MI         48091
213   372 Elm Avenue                                                  Auburn                      Placer            CA         95603
214   30 Jelliff Lane                                                 Southport                   Fairfield         CT         06490
215   424 S. 5th Street                                               Springfield                 Sangamon          IL         62701
216   250 Odlin Road                                                  Bangor                      Penobscot         ME         04401
217   25-41 South White Horse Pike                                    Stratford                   Camden            NJ         08084
218   17102 Meridian Street East                                      Puyallup                    Pierce            WA         98375
219   1105 N. Chipman St.                                             Owosso                      Shiawassee        MI         48867
220   50620 Jefferson Road                                            New Baltimore               Macomb            MI         48047
221   905-911 Pine Crest Drive                                        Marshall                    Harrison          TX         75670
222   12940 Harriet Avenue South                                      Burnsville                  Dakota            MN         55337
223   Irish Hill Road & Lexington Mill Road                           Magnolia                    Kent              DE         19962
224   1301, 1315, 1317 and 1319 Ft. Meyer Drive                       Arlington                   Arlington         VA         22209
225   1220 South University Avenue                                    Ann Arbor                   Washtenaw         MI         48104
226   1344 North West Boulevard                                       Vineland                    Cumberland        NJ         08360
227   49 Commerce Dr. & 81 Ethan Allen Drive                          South Burlington            Chittenden        VT         05403
228   3211 Battleground Avenue                                        Greensboro                  Guilford          NC         27408
229   17-19 Gardner Road                                              Fairfield                   Essex             NJ         07004
230   778 Main Street                                                 South Portland              Cumberland        ME         04106
231   3500 Briarwood Drive                                            Dumfries                    Prince William    VA         22026
232   3021-3095 Walton Boulevard                                      Auburn Hills                Oakland           MI         48321
233   5081 North Rainbow Boulevard                                    Las Vegas                   Clark             NV         89103
234   3108 Winston Place                                              Manhattan                   Riley             KS         66502
235   2544 Hondo Avenue                                               Dallas                      Dallas            TX         75219
236   12001-12021 Allegheny Street                                    Sun Valley                  Los Angeles       CA         91352
237   298-326 Auburn Street                                           Portland                    Cumberland        ME         04102
238   US Route 1                                                      Yarmouth                    Cumberland        ME         04096
239   13727-13749 Sylvan Street                                       Los Angeles                 Los Angeles       CA         91401
240   1214 Mertensia Road                                             Farmington                  Ontario           NY         14425
241   6000 Woodlake Parkway                                           San Antonio                 Bexar             TX         78244
242   1027 East Florence Avenue                                       Vineland                    Cumberland        NJ         08360
243   263 Rockland Avenue                                             Portsmouth                  Rockingham        NH         03101
244   70 Warren Avenue                                                Chelsea                     Suffolk           MA         01250
245   1966 Washington Valley Road                                     Martinsville                Somerset          NJ         08836
246   7215 New Market Court                                           Manassas                    Prince George's   VA         22110
247   3947 Pleasant Run Road                                          Irving                      Dallas            TX         75038
248   6210-6220 South 51st Street                                     Greendale                   Milwaukee         WI         53129
249   51 Victor Heights Parkway                                       Victor                      Ontario           NY         14564
250   2501 N. Bishop Street                                           San Marcos                  Hays              TX         78666
251   2833 Community Drive                                            Dallas                      Dallas            TX         75220
252   550 Hartford Avenue                                             Providence                  Providence        RI         02903
253   9801-9969 Walker Street & 5481 Ball Road                        Cypress                     Orange            CA         90630
254   4815-4845 Bradenton Road                                        Sarasota                    Sarasota          FL         34234
255   4711 Waldrop Drive                                              Forest Park                 Clayton           GA         30297
256   911 North Circle Drive and 1005 West Highway 50                 Colorado Springs            El Paso and
                                                                        and Pueblo                 Pueblo           CO       Various
257   24021 Alessandro Boulevard                                      Moreno Valley               Riverside         CA         92553
258   25 Teaneck Road                                                 Ridgefield Park             Bergen            NJ         07660
259   4404 Ruddell Road SE                                            Lacey                       Thurston          WA         98503
260   3627 Gillham Road                                               Kansas City                 Jackson           MO         64111
261   515 W. Main Street                                              Allen                       Collin            TX         75013
262   21308 Pathfinder Road                                           Diamond Bar                 Los Angeles       CA         91765
263   602/620 Auburn Way South                                        Auburn                      King              WA         98002
264   34706-34730 Plymouth Road                                       Livonia                     Wayne             MI         48150
265   202 27th Avenue SE                                              Puyallup                    Pierce            WA         98374
266   16308 B Street East                                             Spanaway                    Pierce            WA         98445
267   2458 Westgate Drive                                             Commerce                    Hunt              TX         75148
268   25151 Dequindre Road                                            Madison Heights             Oakland           MI         48071
269   27000 Joy Road                                                  Redford                     Wayne             MI         48239
270   41-995 Boardwalk                                                Palm Desert                 Riverside         CA         92211
271   2122 Woodnote                                                   Garland                     Dallas            TX         75040
272   2204 San Gabriel Street                                         Austin                      Travis            TX         78705
273   1301-B Governor Court                                           Abingdon                    Harford           MD         21040
274   5906-5912 Park Heights Avenue                                   Baltimore                   Baltimore         MD         21215
275   640-660 South Porter Street                                     Manchester                  Hillsborough      NH         03103
276   3524 Buckingham Road                                            Garland                     Dallas            TX         75042
277   5401 56th Street                                                Lubbock                     Lubbock           TX         79414
278   11100 4th Avenue West                                           Everett                     Snohomish         WA         98204
279   1742 Woodvine Drive                                             Houston                     Harris            TX         77055
280   3700 Manchaca Road                                              Austin                      Travis            TX         78704


  #   Property Name                                                   Manager
  -   -------------                                                   -------
281   Wilshire Estates MHP                                            VSOP, Inc.
282   Hollywood Video                                                 Owner Managed
283   5 Milk Street                                                   Fore River Company
284   Cardi Building                                                  DiFelice B.C. Inc.
285   Boulevard of Chevy Chase Apartments                             Town & Country Investments, LLC
286   10 McKinley Street                                              B & B Realty, LLC
287   Londonaire Townhouses                                           Vinod K. Luthra
288   Heon Court Apartments                                           Theresa Dube
289   One Cameron Place Shopping Center                               British American Cattle Company
290   197 U.S. Route One                                              Owner Managed
291   980 Forest Avenue                                               Owner Managed
292   Chandler Crossing Apartments                                    Cascavilla Properties
293   Kingswood Place Apartments                                      Alori Properties
294   4525-4535 McEwen Road                                           Owner Managed
295   Doms Metroplex Park                                             EED Enterprises
296   Baxter Mills Apartments                                         Owner Managed
297   Seven Eleven                                                    Mosbacher Properties, Inc.
298   Royal North Apartments                                          SSL Investments, L.L.C.
299   3314 Mount Pleasant Apartments                                  Owner Managed
300   Virginia Apartments                                             Owner Managed
301   Pagewood Oval Apartments                                        Lannan Company, Inc.
302   Creekview Condominiums                                          Owner Managed
303   Park Hill Apartments                                            Bhoopinder S. Mehta
304   Amherst Gardens                                                 Owner Managed
305   Arlington Arms Apartments                                       Arlington Arms LLC
306   Rebecca Apartments                                              Owner Managed
307   Barstow Plaza                                                   Owner Managed
308   Fleur de Lis Apartments                                         Owner Managed
309   2602 Penny Lane                                                 213 West 4th St. Partners G.P.
310   3246 Navarre Avenue                                             Tom Helberg (husband of 50% of borrower)
311   Tara Apartments                                                 Owner Managed
312   Mark V Apartments                                               213 West 4th St. Partners G.P.
313   Hallmark Apartments                                             Alori Properties Management
314   Mirage Apartments                                               Kit Lane Condominiums
315   Main Street Studios                                             Owner Managed
316   Summertree Apartments                                           Bobby R. Collins
317   Prestige State Bank                                             West Clinton Associates LLC
318   Masonic Temple                                                  Radhey Khanna

                                                                                                                               Zip
  #   Address                                                         City                        County           State       Code
  -   -------                                                         ----                        ------           -----       ----
281   228 Billy Avenue                                                Warner Robins               Houston           GA        31093
282   6473 Niles Street                                               Bakersfield                 Kern              CA        93301
283   5 Milk Street                                                   Portland                    Cumberland        ME        04112
284   833 Phillips Road                                               Victor                      Ontario           NY        14564
285   4733 Bradley Boulevard                                          Bethesda                    Montgomery        MD        20815
286   10 McKinley Street                                              Closter                     Bergen            NJ        07624
287   6119 Strauss Road                                               Lockport                    Niagara           NY        14094
288   109-111 Allds Street                                            Nashua                      Hillsborough      NH        03060
289   7901 Cameron Road                                               Austin                      Travis            TX        78753
290   197 US Route 1                                                  Scarborough                 Cumberland        ME        04074
291   980 Forest Avenue                                               Portland                    Cumberland        ME        04103
292   809 N. Broad                                                    Chandler                    Henderson         TX        75758
293   4318 Bull Creek Road                                            Austin                      Travis            TX        78731
294   4525-4535 McEwen Road                                           Farmers Branch              Dallas            TX        75244
295   72-096 Dunham Way                                               Thousand Palms              Riverside         CA        92211
296   80 Buffumsville Road                                            Somersworth                 Strafford         NH        03878
297   112-05/11 Liberty Avenue                                        Ozone Park                  Queens            NY        11419
298   4422 & 4525 Weaver Road                                         Houston                     Harris            TX        77016
299   3314 Mount Pleasant                                             Washington                  Lucas             DC        20010
300   2010 Betty Lane                                                 Richmond                    Henrico           VA        23226
301   6 Page Road                                                     Litchfield                  N/A               NH        03052
302   1601 Beltline Road                                              Garland                     Dallas            TX        75044
303   250 Johnson Street                                              Palmyra                     Wayne             NY        14522
304   464 Boston Post Road                                            Amherst                     Hillsborough      NH        03031
305   18 1/2 Arlington Street                                         Nashua                      Hillsborough      NH        03060
306   9707 Timberside                                                 Houston                     Harris            TX        77025
307   1303-1311 E. Main Street                                        Barstow                     San Bernardino    CA        92311
308   100 South Williams Street                                       Natchitoches                Natchitoches      LA        71457
309   2602 Penny Lane                                                 Austin                      Travis            TX        78757
310   3246 Navarre Avenue                                             Oregon                      Lucas             OH        43616
311   65 Lambert Street                                               Portland                    Cumberland        ME        04102
312   3914 Avenue D                                                   Austin                      Travis            TX        78751
313   710 W. 34th Street                                              Austin                      Travis            TX        78703
314   13343 Maham Road                                                Dallas                      Dallas            TX        75240
315   4311 Main Street                                                Dallas                      Dallas            TX        75226
316   312 Second Street                                               Natchitoches                Natchitoches      LA        71457
317   92 Old Highway 22 (SR 173)                                      Clinton                     Hunterdon         NJ        08809
318   90 Washington Street                                            Dover                       Strafford         NH        03840

(1A) The Mortgage Loans secured by 250 South Clinton Street, GATX Warehouse, 1001 and 1011 Airport Industrial Park, Northeast Industrial Building # 21, 507 Plum Street, Zanesville, Northeast Industrial Building # 8, Northeast Industrial Building # 22, 4, 5 & 8 Marway Circle, Marysville and One Clinton Square, respectively, are cross-collateralized and cross-defaulted.

(1B) The Mortgage Loans secured by The Center at Rancho Niguel and The Edwards Center at Rancho Niguel, respectively, are cross-collateralized and cross-defaulted.

(1C) The Mortgage Loans secured by Rivertree Court Shopping Center, Woodland Heights Shopping Center, Winnetka Commons Shopping Center, Berwyn Plaza Shopping Center and Walgreen's Store, respectively, are cross-collateralized and cross-defaulted. Such Mortgage Loans require payments of interest only for their entire terms.

(1D) The Mortgage Loans secured by Blue Ash Portfolio, Springdale Office Center, Executive Center East and McDonald's, respectively, are cross-collateralized and cross-defaulted.

(1E) The Mortgage Loans secured by Storage Box / Stowaway Storage and Maplewood Mobile Estates, respectively, are cross-collateralized and cross-defaulted.

(1F) The Mortgage Loans secured by Run in Foods DP #4, Run in Foods Unit DP #7, Run in Foods #401, Run in Foods #406, Run in Foods #402, Run in Foods #403, Run in Foods # 404, Run in Foods Unit #410, respectively, are cross-collateralized and cross-defaulted. The appraised value of each such Mortgage Loan includes as estimated enterprise value and an appraised real estate value.

      The aggregate of the appraised real estate values of such Mortgage Loans is $12,240,000.

(1G) The Mortgage Loans secured by Super 8-Midtown, Super 8-East and Super 8-West, respectively, are cross-collateralized and cross-defaulted.

(1H) The Mortgage Loans secured by Mission Industrial Park and Jurupa Business Park, respectively, are cross-collateralized and cross-defaulted.

(1I) The Mortgage Loans secured by St. Charles Apartments and St. James Apartments, respectively, are cross-collateralized and cross-defaulted.

(2) Embassy Crossing has an interest only period of 24 months from origination and thereafter is scheduled to amortize over 336 months.

(3) Green's Corner Shopping Center has an interest only period of 24 months from origination and thereafter is scheduled to amortize over 336 months.

(4) Windlands Shopping Center has an interest only period of 24 months from origination and thereafter is scheduled to amortize over 336 months.

(5) The Mortgage Loan secured by Rite-Aid of Maine, Inc. provides for an increase in the amount of the monthly payment to $24,426.87 in July 2008. The Underwritten DSCR presented herein with respect to the mortgage loan is based on monthly payment in effect as of December 1, 1998.

                    Characteristics of the Mortgage Loans

                                                                                                           Original       Remaining
                                                        Original                        Percentage of    Amortization   Amortization
                                                        Principal      Cut-off Date        Initial           Term           Term
  #   Property Name (1)                                  Balance       Balance (6)       Pool Balance      (months)       (months)
  -   -----------------                                  -------       -----------       ------------      --------       --------
  1   Chanin Building                                  $75,000,000      $74,732,033          6.5%             300            297
  2   250 South Clinton Street (1A)                    $16,560,000      $16,547,710          1.4%             360            359
  3   GATX Warehouse (1A)                              $11,120,000      $11,111,747          1.0%             360            359
  4   1001 and 1011 Airport Industrial Park (1A)        $7,280,000       $7,274,597          0.6%             360            359
  5   Northeast Industrial Park Building # 21 (1A)      $5,280,000       $5,276,081          0.5%             360            359
  6   507 Plum Street (1A)                              $5,200,000       $5,196,141          0.5%             360            359
  7   Zanesville (1A)                                   $4,600,000       $4,596,586          0.4%             360            359
  8   Northeast Industrial Park Building # 8 (1A)       $4,320,000       $4,316,794          0.4%             360            359
  9   Northeast Industrial Park Building # 22 (1A)      $3,680,000       $3,677,269          0.3%             360            359
 10   4, 5 & 8 Marway Circle (1A)                       $3,540,000       $3,537,373          0.3%             360            359
 11   Marysville (1A)                                   $2,240,000       $2,238,338          0.2%             360            359
 12   One Clinton Square (1A)                           $1,680,000       $1,678,753          0.1%             360            359
 13   The Center at Rancho Niguel (1B)                 $23,000,000      $22,979,767          2.0%             360            359
 14   The Edwards Center at Rancho Niguel (1B)          $5,700,000       $5,694,986          0.5%             360            359
 15   Rivertree Court Shopping Center (1C)             $18,190,000      $18,190,000          1.6%             IO             IO
 16   Woodland Heights Shopping Center (1C)             $3,100,000       $3,100,000          0.3%             IO             IO
 17   Winnetka Commons Shopping Center (1C)             $2,375,000       $2,375,000          0.2%             IO             IO
 18   Berwyn Plaza Shopping Center (1C)                   $740,000         $740,000          0.1%             IO             IO
 19   Walgreen's Store (1C)                               $595,000         $595,000          0.1%             IO             IO
 20   Heritage Pointe                                  $25,000,000      $24,982,355          2.2%             360            359
 21   Best Western Inn of Chicago                      $22,000,000      $21,883,901          1.9%             240            237
 22   Christiana Hilton Inn - Newark, DE               $21,500,000      $21,450,788          1.9%             300            298
 23   Embassy Crossing (2)                             $20,000,000      $20,000,000          1.7%             336            336
 24   Jefferson at Treetops Apartments                 $19,600,000      $19,540,212          1.7%             360            356
 25   Dominion Tower & Parking Garage                  $18,700,000      $18,600,917          1.6%             300            295
 26   Holiday Inn Hurstbourne                          $18,500,000      $18,402,920          1.6%             300            295
 27   Blue Ash Portfolio (1D)                          $10,839,000      $10,814,420          0.9%             360            357
 28   Springdale Office Center (1D)                     $3,766,000       $3,757,460          0.3%             360            357
 29   Executive Center East (1D)                        $1,120,000       $1,117,460          0.1%             360            357
 30   McDonald's (1D)                                     $275,000         $274,376          0.0%             360            357
 31   11 Park Place                                    $15,000,000      $14,946,276          1.3%             360            355
 32   Twin Creek Apartments                            $12,800,000      $12,752,406          1.1%             360            355
 33   Storage Box / Stowaway Storage (1E)               $6,160,000       $6,133,110          0.5%             300            296
 34   Maplewood Mobile Estates (1E)                     $5,840,000       $5,822,523          0.5%             360            356
 35   Corporate Office Park                            $11,300,000      $11,222,769          1.0%             360            350
 36   Knights Bridge II Apartments                      $9,650,000       $9,615,263          0.8%             360            355
 37   Preston Stonebrooke Shopping Center               $8,900,000       $8,885,682          0.8%             360            358
 38   Run in Foods DP #4 (1F)                           $2,604,000       $2,576,894          0.2%             240            233
 39   Run in Foods DP #7 (1F)                           $2,429,000       $2,403,716          0.2%             240            233
 40   Run in Foods #401 (1F)                              $882,000         $872,819          0.1%             240            233
 41   Run in Foods #406 (1F)                              $859,675         $850,726          0.1%             240            233
 42   Run in Foods #402 (1F)                              $782,000         $773,860          0.1%             240            233
 43   Run in Foods #403 (1F)                              $632,000         $625,421          0.1%             240            233
 44   Run in Foods #404 (1F)                              $443,850         $439,230          0.0%             240            233
 45   Run in Foods #410 (1F)                               $67,475          $66,773          0.0%             240            233
 46   Super 8-Midtown (1G)                              $5,800,000       $5,778,801          0.5%             240            238
 47   Super 8-East (1G)                                 $1,600,000       $1,594,152          0.1%             240            238
 48   Super 8-West (1G)                                 $1,200,000       $1,195,614          0.1%             240            238
 49   Wellington Woods & Lakes                          $8,200,000       $8,163,754          0.7%             360            354
 50   Hampton Inn - Indianapolis, IN                    $8,050,000       $8,007,182          0.7%             300            295
 51   Chidlaw Building                                  $8,000,000       $7,977,577          0.7%             360            356
 52   Mahwah Business Park                              $8,000,000       $7,964,752          0.7%             300            296
 53   Grandview Garden Apartments                       $7,750,000       $7,732,025          0.7%             360            357
 54   Cornerstone Office Park                           $7,500,000       $7,493,668          0.7%             360            359
 55   160 Pine Street                                   $7,500,000       $7,483,711          0.7%             360            357
 56   River Run Apartments                              $7,500,000       $7,466,848          0.6%             360            354
 57   180 N. Michigan Avenue Office Building            $7,300,000       $7,279,388          0.6%             360            356
 58   Oak Hills Apartments                              $7,240,000       $7,198,183          0.6%             360            350
 59   145 Rosemary Street                               $7,000,000       $6,983,919          0.6%             300            298
 60   Holiday Inn - Metroplex-Youngstown, OH            $7,000,000       $6,977,499          0.6%             300            297
 61   Tierra Verde Marine Center                        $6,900,000       $6,863,370          0.6%             300            295
 62   MCOM Building                                     $6,900,000       $6,836,759          0.6%             240            235
 63   Mayport Trace Apartments                          $6,800,000       $6,790,078          0.6%             360            358
 64   Mercantile Bank Building                          $6,800,000       $6,776,289          0.6%             300            297

        Original     Remaining
        Term to       Term to                               First
        Maturity     Maturity     Mortgage     Monthly      Payment   Maturity              Prepayment Provision          Defeasance
  #   (months) (7)  months) (7)     Rate       Payment       Date       Date     ARD (8)    as of Origination             Option (9)
  -   ------------  -----------     ----       -------       ----       ----     -------    -----------------             ----------
  1       120           117        6.930%    $526,739.98    10/1/98     6/1/22   9/1/08     L (9.5), O (0.5)                 Yes
  2       120           119        7.500%    $115,789.92    12/1/98    11/1/08              L (9.5), O (0.5)                 Yes
  3       120           119        7.500%     $77,752.65    12/1/98    11/1/08              L (9.5), O (0.5)                 Yes
  4       120           119        7.500%     $50,902.82    12/1/98    11/1/08              L (9.5), O (0.5)                 Yes
  5       120           119        7.500%     $36,918.53    12/1/98    11/1/08              L (9.5), O (0.5)                 Yes
  6       120           119        7.500%     $36,359.15    12/1/98    11/1/08              L (9.5), O (0.5)                 Yes
  7       120           119        7.500%     $32,163.87    12/1/98    11/1/08              L (9.5), O (0.5)                 Yes
  8       120           119        7.500%     $30,206.07    12/1/98    11/1/08              L (9.5), O (0.5)                 Yes
  9       120           119        7.500%     $25,731.09    12/1/98    11/1/08              L (9.5), O (0.5)                 Yes
 10       120           119        7.500%     $24,752.19    12/1/98    11/1/08              L (9.5), O (0.5)                 Yes
 11       120           119        7.500%     $15,662.40    12/1/98    11/1/08              L (9.5), O (0.5)                 Yes
 12       120           119        7.500%     $11,746.80    12/1/98    11/1/08              L (9.5), O (0.5)                 Yes
 13       120           119        6.640%    $147,499.71    12/1/98    11/1/08              L (9.5), O (0.5)                 Yes
 14       120           119        6.640%     $36,554.28    12/1/98    11/1/08              L (9.5), O (0.5)                 Yes
 15       120           119        7.000%    $106,108.33    12/1/98    11/1/08              L (9.5), O (0.5)                 Yes
 16       120           119        7.000%     $18,083.33    12/1/98    11/1/08              L (9.5), O (0.5)                 Yes
 17       120           119        7.000%     $13,854.17    12/1/98    11/1/08              L (9.5), O (0.5)                 Yes
 18       120           119        7.000%      $4,316.67    12/1/98    11/1/08              L (9.5), O (0.5)                 Yes
 19       120           119        7.000%      $3,470.83    12/1/98    11/1/08              L (9.5), O (0.5)                 Yes
 20       120           119        7.750%    $179,103.06    12/1/98    11/1/08              L (9.5), O (0.5)                 Yes
 21       120           117        7.450%    $176,558.50    10/1/98     9/1/18   9/1/08     L (9.5), O (0.5)                 Yes
 22       120           118        6.980%    $151,683.33    11/1/98    10/1/23   0/1/08     L (9.5), O (0.5)                 Yes
 23       120           116        7.090%    $137,109.41     9/1/98     8/1/08              L (9.5), O (0.5)                 Yes
 24       120           116        6.810%    $127,907.92     9/1/98     8/1/08              L (9.5), O (0.5)                 Yes
 25       120           115        7.340%    $136,251.07     8/1/98     7/1/08              L (9.5), O (0.5)                 Yes
 26       120           115        7.390%    $135,392.43     8/1/98     7/1/23   7/1/08     L (9.5), O (0.5)                 Yes
 27       120           117        7.020%     $72,257.78    10/1/98     9/1/08              L (9.5), O (0.5)                 Yes
 28       120           117        7.020%     $25,105.90    10/1/98     9/1/08              L (9.5), O (0.5)                 Yes
 29       120           117        7.020%      $7,466.44    10/1/98     9/1/08              L (9.5), O (0.5)                 Yes
 30       120           117        7.020%      $1,833.28    10/1/98     9/1/08              L (9.5), O (0.5)                 Yes
 31       120           115        6.970%     $99,493.34     8/1/98     7/1/08              L (9.5), O (0.5)                 Yes
 32       120           115        6.820%     $83,617.02     8/1/98     7/1/08              L (9.5), O (0.5)                 Yes
 33       120           116        7.270%     $44,604.31     9/1/98     8/1/08              L (9.5), O (0.5)                 Yes
 34       120           116        6.890%     $38,423.19     9/1/98     8/1/08              L (9.5), O (0.5)                 Yes
 35       120           110        7.610%     $79,864.12     3/1/98    1/31/08              L (10)                           Yes
 36       120           115        6.950%     $63,877.97     8/1/98     7/1/08              L (5), YM 1% (4.5), O (0.5)       No
 37       120           118        6.560%     $56,605.70    11/1/98    10/1/08              L (9.5), O (0.5)                 Yes
 38       120           113        8.520%     $22,631.09     6/1/98     5/1/08              L (9.42), O (0.58)               Yes
 39       120           113        8.520%     $21,110.18     6/1/98     5/1/08              L (9.42), O (0.58)               Yes
 40       120           113        8.520%      $7,665.37     6/1/98     5/1/08              L (9.42), O (0.58)               Yes
 41       120           113        8.520%      $7,471.34     6/1/98     5/1/08              L (9.42), O (0.58)               Yes
 42       120           113        8.520%      $6,796.28     6/1/98     5/1/08              L (9.42), O (0.58)               Yes
 43       120           113        8.520%      $5,492.65     6/1/98     5/1/08              L (9.42), O (0.58)               Yes
 44       120           113        8.520%      $3,857.45     6/1/98     5/1/08              L (9.42), O (0.58)               Yes
 45       120           113        8.520%        $586.42     6/1/98     5/1/08              L (9.42), O (0.58)               Yes
 46       240           238        7.000%     $44,967.34    11/1/98    10/1/18              L (19.42), O (0.58)              Yes
 47       240           238        7.000%     $12,404.78    11/1/98    10/1/18              L (19.42), O (0.58)              Yes
 48       240           238        7.000%      $9,303.59    11/1/98    10/1/18              L (19.42), O (0.58)              Yes
 49       120           114        6.980%     $54,444.71     7/1/98     6/1/08              L (5), YM 1% (4.42), O (0.58)    Both
 50       120           115        7.320%     $58,549.49     8/1/98     7/1/23   7/1/08     L (9.5), O (0.5)                 Yes
 51       120           116        7.160%     $54,086.60     9/1/98     8/1/08              L (9.5), O (0.5)                 Yes
 52       120           116        7.220%     $57,670.02     9/1/98     8/1/08              L (9.5), O (0.5)                 Yes
 53       180           177        6.920%     $51,145.23    10/1/98     9/1/13              L (14.5), O (0.5)                Yes
 54       120           119        6.850%     $49,144.44    12/1/98    11/1/08              L (9.5), O (0.5)                 Yes
 55       120           117        7.210%     $50,959.90    10/1/98     9/1/08              L (9.5), O (0.5)                 Yes
 56       120           114        6.980%     $49,796.99     7/1/98     6/1/08              L (5), YM 1% (4.42), O (0.58)    Both
 57       120           116        7.130%     $49,206.09     9/1/98     8/1/08              L (9.5), O (0.5)                 Yes
 58        84            74        8.330%     $54,799.42     3/1/98     2/1/05              L (2), 1% (3), O (2)              No
 59       120           118        6.960%     $49,296.07    11/1/98    10/1/08              L (9.5), O (0.5)                 Yes
 60       120           117        7.530%     $51,866.06    10/1/98     9/1/23   9/1/08     L (9.5), O (0.5)                 Yes
 61       120           115        7.330%     $50,229.86     8/1/98     7/1/23   7/1/08     L (9.5), O (0.5)                 Yes
 62       240           235        7.480%     $55,501.58     8/1/98     7/1/18              L (19.5), O (0.5)                Yes
 63       120           118        6.970%     $45,103.65    11/1/98    10/1/08              L (9.5), O (0.5)                 Yes
 64       120           117        7.070%     $48,365.07    10/1/98     9/1/08              L (9.5), O (0.5)                 Yes

                                                                                                           Original       Remaining
                                                        Original                        Percentage of    Amortization   Amortization
                                                        Principal      Cut-off Date        Initial           Term           Term
  #   Property Name (1)                                  Balance       Balance (6)       Pool Balance      (months)       (months)
  -   -----------------                                  -------       -----------       ------------      --------       --------
 65   Brook Forest Apartments                           $6,600,000       $6,581,227          0.6%             360            356
 66   Midfield Shopping Center                          $6,500,000       $6,489,738          0.6%             360            358
 67   Far East Plaza                                    $6,500,000       $6,484,764          0.6%             300            298
 68   Highland Square Shopping Center                   $6,350,000       $6,336,379          0.6%             300            298
 69   Spanish Villa Apartments                          $6,300,000       $6,284,400          0.5%             300            298
 70   Greens Corner Shopping Center (3)                 $6,240,000       $6,240,000          0.5%             336            336
 71   Mountain Ridge Apartments                         $6,200,000       $6,178,732          0.5%             360            355
 72   Radisson Suites - Huntsville, AL                  $6,050,000       $6,012,231          0.5%             180            178
 73   Holiday Campground                                $6,000,000       $5,981,166          0.5%             360            355
 74   Plantation Meadows Apartments                     $5,850,000       $5,832,325          0.5%             360            356
 75   Gresham Townhomes                                 $5,650,000       $5,624,359          0.5%             360            354
 76   Lakewood Apartments                               $5,600,000       $5,584,071          0.5%             360            356
 77   Imperial Plaza Shopping Center                    $5,400,000       $5,395,465          0.5%             356            355
 78   Super 8  - Las Vegas, NV                          $5,400,000       $5,380,263          0.5%             240            238
 79   Thunder Hollow                                    $5,400,000       $5,376,131          0.5%             360            354
 80   Woodlake Village Apartments                       $5,240,000       $5,231,766          0.5%             360            358
 81   K-Mart Montwood Point                             $5,250,000       $5,226,550          0.5%             216            214
 82   Trabuco Marketplace                               $5,200,000       $5,191,635          0.5%             360            358
 83   Indian Valley Apartments                          $5,200,000       $5,184,735          0.5%             360            356
 84   Flamingo West Centre                              $5,200,000       $5,182,026          0.5%             300            297
 85   Mill Creek Shopping Center                        $5,200,000       $5,156,062          0.4%             240            235
 86   High Vista Apartments                             $5,100,000       $5,088,408          0.4%             360            357
 87   Woodland Office Center                            $5,100,000       $5,081,203          0.4%             300            297
 88   Bayfair Apartments                                $5,100,000       $5,078,525          0.4%             360            354
 89   University Green Apartments                       $5,000,000       $4,992,290          0.4%             360            358
 90   El Dorado Mobile Home Estates                     $5,000,000       $4,987,467          0.4%             360            357
 91   Holiday Inn - Danbury, CT                         $5,000,000       $4,979,134          0.4%             300            296
 92   Country Inn & Suites Hotel                        $5,000,000       $4,968,786          0.4%             180            178
 93   Center Ridge Apartments                           $4,816,000       $4,795,622          0.4%             360            354
 94   The Marriott Building                             $4,800,000       $4,779,387          0.4%             228            226
 95   Silicon Valley Inn                                $4,700,000       $4,694,503          0.4%             300            299
 96   Best Western  - Sunnyvale                         $4,600,000       $4,594,723          0.4%             300            299
 97   Golden Valley Commons                             $4,550,000       $4,543,457          0.4%             360            358
 98   West Park Place                                   $4,500,000       $4,483,613          0.4%             300            297
 99   Naperville Office Court                           $4,500,000       $4,484,524          0.4%             360            355
100   Holiday Inn Express Hotel & Suites
        - Mountain View, CA                             $4,400,000       $4,384,751          0.4%             240            238
101   Best Buy / Drug Emporium                          $4,230,000       $4,211,500          0.4%             300            296
102   Medical Arts Building                             $4,150,000       $4,136,799          0.4%             360            355
103   Comfort Inn - Sunnyvale                           $4,100,000       $4,095,296          0.4%             300            299
104   Holiday Inn North Denver                          $4,100,000       $4,079,752          0.4%             300            295
105   Windlands Shopping Center (4)                     $3,900,000       $3,900,000          0.3%             336            336
106   Northborough Woods Apartments                     $3,900,000       $3,880,220          0.3%             360            353
107   Madison Building                                  $3,850,000       $3,829,125          0.3%             300            295
108   Victory Townhomes                                 $3,850,000       $3,833,023          0.3%             360            354
109   Dairy Plaza Shopping Center                       $3,760,000       $3,743,186          0.3%             300            296
110   Comfort Inn - Concord, NH                         $3,750,000       $3,741,417          0.3%             300            298
111   Peconic Plaza                                     $3,675,000       $3,662,519          0.3%             300            297
112   Bayou Village Place Apartments                    $3,600,000       $3,594,772          0.3%             360            358
113   Country Suites - Chattanooga, TN                  $3,550,000       $3,542,357          0.3%             300            298
114   Southlake Plaza II                                $3,540,000       $3,525,421          0.3%             360            354
115   531 West Deming                                   $3,500,000       $3,494,642          0.3%             360            358
116   Camelot Apartments                                $3,500,000       $3,487,684          0.3%             360            355
117   Sevilla Apartments                                $3,500,000       $3,484,678          0.3%             360            354
118   The Way III Apartments                            $3,500,000       $3,480,251          0.3%             300            295
119   Glenview Office and Industrial Park               $3,460,000       $3,454,690          0.3%             360            358
120   Hampton Inn - Decatur, AL                         $3,450,000       $3,428,463          0.3%             180            178
121   Mission Industrial Park (1H)                      $1,850,000       $1,847,624          0.2%             300            299
122   Jurupa Business Park (1H)                         $1,545,000       $1,542,864          0.1%             360            358
123   Colony Square Shopping Center                     $3,400,000       $3,388,493          0.3%             300            297
124   Vintage Business Park                             $3,400,000       $3,381,424          0.3%             300            295
125   Bruno's Shopping Center                           $3,300,000       $3,243,772          0.3%             264            252
126   Crossroads Shopping Center                        $3,225,000       $3,203,312          0.3%             300            294
127   High Country Plaza                                $3,200,000       $3,197,320          0.3%             360            359
128   Glencoe Avenue Industrial                         $3,200,000       $3,195,319          0.3%             360            358
129   St. Charles Apartments (1I)                       $1,595,000       $1,588,971          0.1%             240            238
130   St. James Apartments (1I)                         $1,595,000       $1,588,971          0.1%             240            238
131   Plaza at Sunrise                                  $3,050,000       $3,036,512          0.3%             300            296
132   Shannon Arms III Apartments                       $3,050,000       $3,036,744          0.3%             360            354
133   River Valley Square Shopping Center               $2,975,000       $2,964,951          0.3%             360            355
134   Rio Commercial Center                             $2,962,500       $2,952,134          0.3%             300            297
135   Alexis Apartment Complex                          $2,950,000       $2,939,984          0.3%             360            355
136   Beltway Plaza 4710                                $2,925,000       $2,918,412          0.3%             360            357

        Original     Remaining
        Term to       Term to                               First
        Maturity     Maturity     Mortgage     Monthly      Payment   Maturity              Prepayment Provision          Defeasance
  #   (months) (7)  months) (7)     Rate       Payment       Date       Date     ARD (8)    as of Origination             Option (9)
  -   ------------  -----------     ----       -------       ----       ----     -------    -----------------             ----------
 65       120           116        7.100%    $44,354.11      9/1/98      8/1/08             L (9.5), O (0.5)                Yes
 66       120           118        6.640%    $41,684.70     11/1/98     10/1/08             L (9.5), O (0.5)                Yes
 67       180           178        6.850%    $45,320.55     11/1/98     10/1/13             L (14.5), O (0.5)               Yes
 68       120           118        7.330%    $46,226.03     11/1/98     10/1/08             L (9.5), O (0.5)                Yes
 69       300           298        7.000%    $44,527.09     11/1/98     10/1/23             L (24.5), O (0.5)               Yes
 70       120           115        7.350%    $43,856.09      8/1/98      7/1/08             L (9.5), O (0.5)                Yes
 71       120           115        7.140%    $41,833.34      8/1/98      7/1/08             L (9.5), O (0.5)                Yes
 72       180           178        6.810%    $53,738.48     11/1/98     10/1/13             L (14.5), O (0.5)               Yes
 73       120           115        7.480%    $41,870.73      8/1/98      7/1/08             L (9.5), O (0.5)                Yes
 74       120           116        6.850%    $38,332.66      9/1/98      8/1/08             L (9.5), O (0.5)                Yes
 75       120           114        6.870%    $37,097.60      7/1/98      6/1/08             L (9.5), O (0.5)                Yes
 76       120           116        7.100%    $37,633.79      9/1/98      8/1/08             L (9.5), O (0.5)                Yes
 77       115           114        7.000%    $36,035.41     12/1/98      6/1/08             L (3), YM 1% (6.5), O (0.08)     No
 78       240           238        7.000%    $41,866.14     11/1/98     10/1/18             L (19.42), O (0.58)             Yes
 79       120           114        6.980%    $35,853.83      7/1/98      6/1/08             L (5), YM 1% (4.42), O (0.58)   Both
 80       120           118        6.660%    $33,673.65     11/1/98     10/1/08             L (9.5), O (0.5)                Yes
 81       216           214        6.990%    $42,783.20     11/1/98     10/1/16             L (17.5), O (0.5)               Yes
 82       180           178        6.560%    $33,072.99     11/1/98     10/1/13             L (14.5), O (0.5)               Yes
 83       120           116        6.970%    $34,491.02      9/1/98      8/1/08             L (9.5), O (0.5)                Yes
 84       120           117        7.120%    $37,151.54     10/1/98      9/1/08             L (9.5), O (0.5)                Yes
 85       240           235        7.550%    $42,049.97      8/1/98      7/1/18             L (19.5), O (0.5)               Yes
 86       120           117        7.010%    $33,964.69     10/1/98      9/1/08             L (9.5), O (0.5)                Yes
 87       120           117        6.750%    $35,236.49     10/1/98      9/1/23  9/1/08     L (9.5), O (0.5)                Yes
 88       120           114        7.180%    $34,549.18      7/1/98      6/1/08             L (9.5), O (0.5)                Yes
 89       120           118        6.740%    $32,396.68     11/1/98     10/1/08             L (9.5), O (0.5)                Yes
 90       120           117        6.570%    $31,833.93     10/1/98      9/1/08             L (9.5), O (0.5)                Yes
 91       120           116        7.510%    $36,982.09      9/1/98      8/1/23  8/1/08     L (9.5), O (0.5)                Yes
 92       180           178        6.810%    $44,411.97     11/1/98     10/1/13             L (14.5), O (0.5)               Yes
 93       120           114        7.160%    $32,560.13      7/1/98      6/1/08             L (9.5), O (0.5)                Yes
 94       144           142        6.500%    $36,713.09     11/1/98     10/1/10             L (11.5), O (0.5)               Yes
 95       120           119        7.340%    $34,244.92     12/1/98     11/1/08             L (9.5), O (0.5)                Yes
 96       120           119        7.460%    $33,874.00     12/1/98     11/1/08             L (9.5), O (0.5)                Yes
 97       180           178        7.030%    $30,362.99     11/1/98     10/1/13             L (14.5), O (0.5)               Yes
 98       120           117        6.820%    $31,290.22     10/1/98      9/1/08             L (9.5), O (0.5)                Yes
 99       120           115        7.130%    $30,332.52      8/1/98      7/1/08             L (9.5), O (0.5)                Yes
100       240           238        7.390%    $35,150.74     11/1/98     10/1/18             L (19.5), O (0.5)               Yes
101       120           116        7.260%    $30,601.99      9/1/98      8/1/08             L (9.5), O (0.5)                Yes
102        60            55        7.430%    $28,818.74      8/1/98      7/1/03             L (4.5), O (0.5)                Yes
103       120           119        7.460%    $30,192.04     12/1/98     11/1/08             L (9.5), O (0.5)                Yes
104       120           115        7.700%    $30,834.02      8/1/98      7/1/23  7/1/08     L (9.5), O (0.5)                Yes
105       120           115        7.260%    $27,176.07      8/1/98      7/1/08             L (9.5), O (0.5)                Yes
106       120           113        6.980%    $25,894.43      6/1/98      5/1/08             L (9.5), O (0.5)                Yes
107       120           115        7.220%    $27,753.70      8/1/98      7/1/08             L (9.5), O (0.5)                Yes
108       120           114        6.990%    $25,588.29      7/1/98      6/1/08             L (9.5), O (0.5)                Yes
109       120           116        7.140%    $26,911.64      9/1/98      8/1/08             L (9.5), O (0.5)                Yes
110       120           118        6.980%    $26,456.39     11/1/98     10/1/08             L (9.5), O (0.5)                Yes
111       120           117        7.220%    $26,492.16     10/1/98      9/1/08             L (9.5), O (0.5)                Yes
112       120           118        6.990%    $23,926.72     11/1/98     10/1/08             L (9.5), O (0.5)                Yes
113       120           118        7.310%    $25,797.03     11/1/98     10/1/08             L (9.5), O (0.5)                Yes
114       120           114        7.270%    $24,197.08      7/1/98      6/1/08             L (9.5), O (0.5)                Yes
115       120           118        6.770%    $22,747.48     11/1/98     10/1/08             L (9.5), O (0.5)                Yes
116       120           115        7.040%    $23,379.69      8/1/98      7/1/08             L (9.5), O (0.5)                Yes
117       120           114        7.020%    $23,332.62      7/1/98      6/1/08             L (9.5), O (0.5)                Yes
118       180           175        7.010%    $24,759.60      8/1/98      7/1/13             L (14.5), O (0.5)               Yes
119       120           118        6.760%    $22,464.50     11/1/98     10/1/08             L (9.5), O (0.5)                Yes
120       180           178        6.810%    $30,644.26     11/1/98     10/1/13             L (14.5), O (0.5)               Yes
121       120           119        6.750%    $12,781.86     12/1/98     11/1/08             L (9.5), O (0.5)                Yes
122       120           118        7.190%    $10,476.82     11/1/98     10/1/08             L (9.5), O (0.5)                Yes
123       120           117        7.240%    $24,553.53     10/1/98      9/1/08             L (9.5), O (0.5)                Yes
124       120           115        7.180%    $24,422.31      8/1/98      7/1/08             L (9.5), O (0.5)                Yes
125       180           168        7.680%    $25,932.88      1/1/98     12/1/12             L (14.5), O (0.5)               Yes
126       180           174        7.160%    $23,123.85      7/1/98      6/1/13             L (14.5), O (0.5)               Yes
127       120           119        6.890%    $21,053.80     12/1/98     11/1/08             L (9.5), O (0.5)                Yes
128       120           118        6.960%    $21,203.78     11/1/98     10/1/08             L (9.5), O (0.5)                Yes
129       120           118        6.750%    $12,127.81     11/1/98     10/1/08             L (9.5), O (0.5)                Yes
130       120           118        6.750%    $12,127.81     11/1/98     10/1/08             L (9.5), O (0.5)                Yes
131       120           116        7.200%    $21,947.46      9/1/98      8/1/08             L (9.5), O (0.5)                Yes
132       120           114        7.050%    $20,394.25      7/1/98      6/1/08             L (9.5), O (0.5)                Yes
133       120           115        7.200%    $20,193.95      8/1/98      7/1/08             L (9.5), O (0.5)                Yes
134       120           117        7.050%    $21,032.92     10/1/98      9/1/08             L (9.5), O (0.5)                Yes
135       180           175        7.180%    $19,984.33      8/1/98      7/1/13             L (14.5), O (0.5)               Yes
136       120           117        7.050%    $19,558.42     10/1/98      9/1/08             L (9.5), O (0.5)                Yes

                                                                                                           Original       Remaining
                                                        Original                        Percentage of    Amortization   Amortization
                                                        Principal      Cut-off Date        Initial           Term           Term
  #   Property Name (1)                                  Balance       Balance (6)       Pool Balance      (months)       (months)
  -   -----------------                                  -------       -----------       ------------      --------       --------
137   Casa Linda MHP                                    $2,880,000       $2,876,077          0.3%             360            358
138   Mesa Ridge Apartments                             $2,850,000       $2,843,795          0.2%             300            298
139   Vintage Business Park II                          $2,850,000       $2,842,693          0.2%             300            298
140   Mountain Village Shopping Center                  $2,850,000       $2,834,250          0.2%             300            295
141   Rock River Tower Apartments                       $2,800,000       $2,795,314          0.2%             360            358
142   Durango Plaza Retail Center                       $2,800,000       $2,793,858          0.2%             300            298
143   Beatrice Avenue Industrial                        $2,750,000       $2,740,791          0.2%             300            297
144   Miller Apartments                                 $2,715,000       $2,712,775          0.2%             360            359
145   University Square Outlet Mall                     $2,700,000       $2,696,587          0.2%             300            299
146   Ridgewood Plaza                                   $2,700,000       $2,692,339          0.2%             360            356
147   Chase Village Apartments                          $2,700,000       $2,691,090          0.2%             360            355
148   Warsaw Village Shopping Center                    $2,650,000       $2,646,461          0.2%             300            299
149   Provident Place Office Building                   $2,650,000       $2,645,982          0.2%             360            358
150   920 S. Waukegan Road                              $2,650,000       $2,643,121          0.2%             300            298
151   Amberley Suite Hotel                              $2,650,000       $2,633,457          0.2%             180            178
152   Rite-Aid of Maine, Inc. (5)                       $2,625,000       $2,608,053          0.2%             307            301
153   Stuart Towne Apartments                           $2,600,000       $2,578,376          0.2%             252            247
154   Santa Ana Villa                                   $2,550,000       $2,546,021          0.2%             360            358
155   Orland Park Outlots                               $2,500,000       $2,489,830          0.2%             360            354
156   Brazos Square Shopping Center                     $2,500,000       $2,488,424          0.2%             300            296
157   Community Mall                                    $2,500,000       $2,467,051          0.2%             144            141
158   Comfort Inn - Fife, WA                            $2,450,000       $2,444,911          0.2%             300            298
159   Aspen Business Center                             $2,425,000       $2,421,580          0.2%             360            358
160   Hampton Inn - Ft. Pierce, FL                      $2,400,000       $2,396,482          0.2%             276            275
161   Oak Tree Mobile Home Park                         $2,400,000       $2,394,157          0.2%             300            298
162   Walnut Square Apartments                          $2,400,000       $2,390,965          0.2%             360            355
163   Royal Oaks Mobile Home Park                       $2,350,000       $2,347,823          0.2%             360            359
164   Plymouth Square Apartments                        $2,340,000       $2,329,575          0.2%             300            296
165   Watchung View Apartments                          $2,310,000       $2,304,820          0.2%             360            357
166   Embassy Apartments                                $2,270,000       $2,266,050          0.2%             360            358
167   Best Buy - West Dundee                            $2,250,000       $2,244,978          0.2%             360            357
168   1400 Destrehan Avenue                             $2,225,000       $2,219,495          0.2%             300            298
169   Breckenridge Condominiums                         $2,130,000       $2,126,716          0.2%             360            358
170   Rosemont Terrace Apartments                       $2,130,000       $2,122,371          0.2%             360            355
171   Days Inn - Dover, DE                              $2,100,000       $2,097,579          0.2%             300            299
172   Iberia Center                                     $2,100,000       $2,096,958          0.2%             360            358
173   Shadydale Village Mobile Home Park                $2,100,000       $2,095,307          0.2%             300            298
174   Park Terrace Shopping Center                      $2,100,000       $2,095,107          0.2%             360            357
175   Hanover Village Apartments                        $2,100,000       $2,093,895          0.2%             360            356
176   Travelodge Hotel--Seatac                          $2,100,000       $2,089,894          0.2%             300            295
177   Harlem Furniture                                  $2,100,000       $2,088,578          0.2%             240            237
178   Tree Tops Apartments                              $2,100,000       $2,084,949          0.2%             360            350
179   Old Town Place Apartments                         $2,080,000       $2,075,606          0.2%             360            357
180   The Meadows Apartments                            $2,065,000       $2,057,604          0.2%             360            355
181   Chapman & Feldner Shopping Center                 $2,000,000       $1,995,645          0.2%             300            298
182   BCH Office Building                               $2,000,000       $1,992,928          0.2%             300            297
183   Colonial Pines Mobile Estates                     $2,000,000       $1,992,764          0.2%             360            355
184   NationsBank Professional Center                   $1,950,000       $1,947,050          0.2%             360            358
185   Belmeade Office Park                              $1,950,000       $1,945,618          0.2%             300            298
186   Central Building                                  $1,925,000       $1,921,524          0.2%             240            239
187   710 Amsterdam Avenue                              $1,915,000       $1,912,089          0.2%             360            358
188   Sandstone Apartments & Vista North Apartments     $1,900,000       $1,896,820          0.2%             360            358
189   Highland Park Place Shopping Center               $1,850,000       $1,845,496          0.2%             300            298
190   Salem Creek Apartment Complex                     $1,850,000       $1,843,783          0.2%             360            355
191   Country Greens Apartments                         $1,850,000       $1,839,757          0.2%             300            295
192   Quail Ridge Apartments                            $1,840,000       $1,834,520          0.2%             360            356
193   Harold Gilstrap Shopping Center                   $1,800,000       $1,793,602          0.2%             300            297
194   Sahara West Plaza                                 $1,800,000       $1,794,168          0.2%             360            355
195   Walgreen's                                        $1,800,000       $1,792,496          0.2%             276            273
196   Econolodge - Bangor, ME                           $1,800,000       $1,792,615          0.2%             300            296
197   Comfort Inn - Bangor, ME                          $1,800,000       $1,792,615          0.2%             300            296
198   Point Clinton                                     $1,800,000       $1,790,438          0.2%             240            237
199   Rite-Aid Pharmacy                                 $1,760,000       $1,746,971          0.2%             240            236
200   Ravenscroft Apartments                            $1,750,000       $1,745,584          0.2%             360            357
201   Coach Country Corral MHP                          $1,750,000       $1,740,457          0.2%             300            295
202   Taft and Cleveland Paradise Apartments            $1,750,000       $1,738,574          0.2%             300            294
203   Tyrone Village MHP                                $1,700,000       $1,698,607          0.1%             360            359
204   Steamboat Road                                    $1,700,000       $1,697,983          0.1%             300            299
205   Kerr Station Village                              $1,700,000       $1,697,851          0.1%             300            299
206   Meadow Run Apartments                             $1,700,000       $1,692,877          0.1%             360            354
207   45 Church Street                                  $1,700,000       $1,691,182          0.1%             300            295
208   New Brunswick Apartments                          $1,675,000       $1,671,244          0.1%             360            357

        Original     Remaining
        Term to       Term to                               First
        Maturity     Maturity     Mortgage     Monthly      Payment   Maturity              Prepayment Provision          Defeasance
  #   (months) (7)  months) (7)     Rate       Payment       Date       Date     ARD (8)    as of Origination             Option (9)
  -   ------------  -----------     ----       -------       ----       ----     -------    -----------------             ----------
137       120           118        7.250%    $19,646.68     11/1/98    10/1/08              L (9.5), O (0.5)                Yes
138       120           118        7.250%    $20,600.00     11/1/98    10/1/08              L (9.5), O (0.5)                Yes
139       120           118        6.350%    $18,977.13     11/1/98    10/1/08              L (9.5), O (0.5)                Yes
140       120           115        7.120%    $20,361.90      8/1/98     7/1/08              L (9.5), O (0.5)                Yes
141       120           118        6.390%    $17,495.84     11/1/98    10/1/08              L (9.5), O (0.5)                Yes
142       120           118        7.210%    $20,166.49     11/1/98    10/1/08              L (9.5), O (0.5)                Yes
143       120           117        7.300%    $19,965.86     10/1/98     9/1/08              L (9.5), O (0.5)                Yes
144       120           119        7.000%    $18,062.96     12/1/98    11/1/08              L (9.5), O (0.5)                Yes
145       120           119        6.850%    $18,825.46     12/1/98    11/1/08              L (9.5), O (0.5)                Yes
146       120           116        7.110%    $18,163.07      9/1/98     8/1/08              L (9.5), O (0.5)                Yes
147       120           115        7.290%    $18,492.07      8/1/98     7/1/08              L (9.5), O (0.5)                Yes
148       120           119        6.500%    $17,892.99     12/1/98    11/1/08              L (9.5), O (0.5)                Yes
149       120           118        6.810%    $17,293.67     11/1/98    10/1/08              L (9.5), O (0.5)                Yes
150       120           118        6.280%    $17,530.41     11/1/98    10/1/08              L (9.5), O (0.5)                Yes
151       180           178        6.810%    $23,538.34     11/1/98    10/1/13              L (14.5), O (0.5)               Yes
152       240           234        7.080%    $18,528.39      7/1/98     6/1/18              L (19.5), O (0.5)               Yes
153       120           115        6.960%    $19,657.07      8/1/98     7/1/08              L (9.5), O (0.5)                Yes
154       120           118        6.690%    $16,437.68     11/1/98    10/1/08              L (9.5), O (0.5)                Yes
155       120           114        7.320%    $17,173.27      7/1/98     6/1/08              L (9.5), O (0.5)                Yes
156       120           116        6.950%    $17,589.82      9/1/98     8/1/08              L (9.5), O (0.5)                Yes
157       144           141        7.060%    $25,789.56     10/1/98     9/1/10              L (11.5), O (0.5)               Yes
158       120           118        7.500%    $18,105.28     11/1/98    10/1/08              L (9.5), O (0.5)                Yes
159       120           118        7.110%    $16,313.13     11/1/98    10/1/08              L (9.5), O (0.5)                Yes
160       120           119        7.000%    $17,518.06     12/1/98    11/1/08              L (9.5), O (0.5)                Yes
161       120           118        6.640%    $16,415.55     11/1/98    10/1/08              L (9.5), O (0.5)                Yes
162       120           115        6.770%    $15,598.27      8/1/98     7/1/08              L (9.5), O (0.5)                Yes
163       120           119        6.375%    $14,660.94     12/1/98    11/1/08              L (9.5), O (0.5)                Yes
164       180           176        7.160%    $16,778.24      9/1/98     8/1/13              L (7), YM 1% (5), O (3)          No
165       180           177        7.070%    $15,477.24     10/1/98     9/1/13              L (14.5), O (0.5)               Yes
166       120           118        6.220%    $13,932.52     11/1/98    10/1/08              L (9.5), O (0.5)                Yes
167       204           201        7.090%    $15,105.55     10/1/98     9/1/15              L (16.5), O (0.5)               Yes
168       120           118        6.550%    $15,092.95     11/1/98    10/1/08              L (9.5), O (0.5)                Yes
169       120           118        6.740%    $13,800.98     11/1/98    10/1/08              L (9.5), O (0.5)                Yes
170       120           115        6.970%    $14,128.05      8/1/98     7/1/08              L (5), YM 1% (4.5), O (0.5)      No
171       120           119        7.430%    $15,423.32     12/1/98    11/1/08              L (9.5), O (0.5)                Yes
172       120           118        7.000%    $13,971.35     11/1/98    10/1/08              L (9.5), O (0.5)                Yes
173       120           118        7.110%    $14,990.05     11/1/98    10/1/08              L (9.5), O (0.5)                Yes
174       120           117        6.900%    $13,830.60     10/1/98     9/1/08              L (9.5), O (0.5)                Yes
175       120           116        7.010%    $13,985.46      9/1/98     8/1/08              L (9.5), O (0.5)                Yes
176       120           115        7.830%    $15,972.36      8/1/98     7/1/08              L (9.5), O (0.5)                Yes
177       240           237        7.220%    $16,559.75     10/1/98     9/1/18              L (19.5), O (0.5)               Yes
178        84            74        7.400%    $14,539.98      3/1/98     2/1/05              L (5), O (2)                     No
179       120           117        7.330%    $14,302.31     10/1/98     9/1/08              L (9.5), O (0.5)                Yes
180       120           115        6.970%    $13,696.92      8/1/98     7/1/08              L (5), YM 1% (4.5), O (0.5)      No
181       120           118        7.250%    $14,456.14     11/1/98    10/1/08              L (3), YM 1% (6.58), O (0.42)    No
182       120           117        6.990%    $14,122.83     10/1/98     9/1/08              L (9.5), O (0.5)                Yes
183       120           115        6.930%    $13,212.16      8/1/98     7/1/08              L (9.5), O (0.5)                Yes
184       120           118        6.820%    $12,738.53     11/1/98    10/1/08              L (9.5), O (0.5)                Yes
185       120           118        7.080%    $13,881.87     11/1/98    10/1/08              L (9.5), O (0.5)                Yes
186       120           119        7.500%    $15,507.67     12/1/98    11/1/08              L (3), YM 1% (6.58), O (0.42)    No
187       120           118        6.800%    $12,484.37     11/1/98    10/1/08              L (9.5), O (0.5)                Yes
188       120           118        6.390%    $11,872.17     11/1/98    10/1/08              L (9.5), O (0.5)                Yes
189       120           118        6.640%    $12,653.65     11/1/98    10/1/08              L (9.5), O (0.5)                Yes
190       120           115        7.220%    $12,582.64      8/1/98     7/1/08              L (9.5), O (0.5)                Yes
191       180           175        7.110%    $13,205.52      8/1/98     7/1/13              L (14.5), O (0.5)               Yes
192       120           116        6.910%    $12,130.55      9/1/98     8/1/08              L (9.5), O (0.5)                Yes
193       120           117        6.960%    $12,676.13     10/1/98     9/1/08              L (9.5), O (0.5)                Yes
194       120           115        7.360%    $12,413.76      8/1/98     7/1/08              L (9.5), O (0.5)                Yes
195       240           237        7.090%    $13,239.70     10/1/98     9/1/18              L (19.5), O (0.5)               Yes
196       120           116        7.600%    $13,419.14      9/1/98     8/1/08              L (9.5), O (0.5)                Yes
197       120           116        7.600%    $13,419.14      9/1/98     8/1/08              L (9.5), O (0.5)                Yes
198       120           117        7.400%    $14,390.81     10/1/98     9/1/08              L (9.5), O (0.5)                Yes
199       240           236        6.950%    $13,592.49      9/1/98     8/1/18              L (19.5), O (0.5)               Yes
200       120           117        6.540%    $11,107.27     10/1/98     9/1/08              L (9.5), O (0.5)                Yes
201       120           115        7.190%    $12,581.55      8/1/98     7/1/08              L (9.5), O (0.5)                Yes
202       180           174        7.320%    $12,728.15      7/1/98     6/1/13              L (14.5), O (0.5)               Yes
203       120           119        7.000%    $11,310.14     12/1/98    11/1/08              L (9.5), O (0.5)                Yes
204       120           119        7.250%    $12,287.72     12/1/98    11/1/08              L (3), YM 1% (6.5), O (0.5)      No
205       120           119        6.850%    $11,853.07     12/1/98    11/1/08              L (9.5), O (0.5)                Yes
206       120           114        7.200%    $11,539.40      7/1/98     6/1/08              L (9.5), O (0.5)                Yes
207       120           115        7.450%    $12,507.61      8/1/98     7/1/08              L (9.5), O (0.5)                Yes
208       180           177        7.070%    $11,222.67     10/1/98     9/1/13              L (14.5), O (0.5)               Yes

                                                                                                           Original       Remaining
                                                        Original                        Percentage of    Amortization   Amortization
                                                        Principal      Cut-off Date        Initial           Term           Term
  #   Property Name (1)                                  Balance       Balance (6)       Pool Balance      (months)       (months)
  -   -----------------                                  -------       -----------       ------------      --------       --------
209   Fiesta RV Resort                                  $1,650,000       $1,646,461          0.1%             300            298
210   Cedar Place Office Park                           $1,650,000       $1,646,258          0.1%             360            357
211   Oak Hollow Mobile Home Park                       $1,650,000       $1,644,074          0.1%             300            297
212   Centerline Plaza Apartments                       $1,645,000       $1,640,077          0.1%             360            356
213   Gottschalk's Department Store                     $1,610,000       $1,608,165          0.1%             300            299
214   Southport Place                                   $1,600,000       $1,596,887          0.1%             240            239
215   Bell Building                                     $1,600,000       $1,595,934          0.1%             300            298
216   Days Inn - Bangor, ME                             $1,600,000       $1,594,866          0.1%             300            297
217   Stratford Shopping Center                         $1,600,000       $1,593,556          0.1%             360            354
218   Country Aire Manor                                $1,600,000       $1,593,213          0.1%             360            354
219   Corlett Creek Apartments                          $1,580,000       $1,574,126          0.1%             300            297
220   Anchor Bay Apartments                             $1,560,000       $1,555,331          0.1%             360            356
221   Tall Pines Shopping Center                        $1,550,000       $1,532,164          0.1%             240            234
222   Skyline Professional Building                     $1,525,000       $1,523,886          0.1%             360            359
223   Southwood Acres MHP                               $1,520,000       $1,515,341          0.1%             360            356
224   Nalbert Apartments                                $1,520,000       $1,514,819          0.1%             300            297
225   1220 South University Avenue                      $1,500,000       $1,497,817          0.1%             360            358
226   Ware's Van & Storage Co.                          $1,500,000       $1,497,373          0.1%             240            239
227   49 Commerce Drive / 81 Ethan Allen Drive          $1,500,000       $1,490,301          0.1%             180            178
228   3211 Battleground                                 $1,500,000       $1,487,111          0.1%             216            212
229   Gardner Building                                  $1,466,000       $1,464,261          0.1%             300            299
230   778 Main Street                                   $1,450,000       $1,448,138          0.1%             300            299
231   Briarwood Apartments                              $1,450,000       $1,447,651          0.1%             360            358
232   Walton Village Shopping Center                    $1,450,000       $1,445,425          0.1%             180            179
233   Rancho Santa Fe Shopping Center                   $1,450,000       $1,444,971          0.1%             300            297
234   Winston Place Apartments                          $1,440,000       $1,436,546          0.1%             360            357
235   Hondo Park Apartments                             $1,425,000       $1,423,866          0.1%             360            359
236   Allegheny Apartments                              $1,425,000       $1,419,806          0.1%             360            355
237   Huntington North Apartments                       $1,420,000       $1,415,052          0.1%             240            238
238   Rite Aid - Yarmouth                               $1,420,000       $1,414,258          0.1%             240            238
239   Sylvan Apartments                                 $1,400,000       $1,397,841          0.1%             360            358
240   Finger Lakes/Farmington Court Apartments          $1,400,000       $1,397,635          0.1%             360            358
241   Woodlake Resort Village Apartments                $1,400,000       $1,397,029          0.1%             360            357
242   Walnut Villas Apartments                          $1,400,000       $1,396,642          0.1%             360            357
243   Portsmouth Place Apartments                       $1,400,000       $1,393,339          0.1%             300            296
244   70 Warren Avenue                                  $1,372,000       $1,369,150          0.1%             300            298
245   Martinsville Plaza                                $1,350,000       $1,346,876          0.1%             360            357
246   Route 66 Business World                           $1,322,000       $1,320,493          0.1%             300            299
247   Woodwinds Condominiums                            $1,305,000       $1,302,988          0.1%             360            358
248   College Square Apartments                         $1,300,000       $1,298,650          0.1%             360            359
249   Car Engineering Building                          $1,300,000       $1,298,518          0.1%             300            299
250   Executive Townhomes                               $1,300,000       $1,298,518          0.1%             300            299
251   Parkside Place Apartments                         $1,300,000       $1,297,579          0.1%             240            239
252   Hartford Crossing Retail Plaza                    $1,300,000       $1,294,855          0.1%             360            354
253   Cypress Plaza Shopping Center                     $1,300,000       $1,277,569          0.1%             120            117
254   Sarasota Place Apartments                         $1,275,000       $1,268,244          0.1%             300            295
255   Clayton Forest Apartments                         $1,250,000       $1,247,061          0.1%             360            357
256   Checker Auto Parts Store                          $1,250,000       $1,241,293          0.1%             240            236
257   Southpointe Center                                $1,250,000       $1,228,185          0.1%             144            140
258   Maple Court Apartments                            $1,225,000       $1,222,253          0.1%             360            357
259   Crestwood MHP                                     $1,225,000       $1,220,422          0.1%             360            355
260   Hyde Park Place Apartments                        $1,220,000       $1,216,314          0.1%             360            356
261   Allen Medical Office Building                     $1,225,000       $1,210,700          0.1%             180            176
262   Canyon View Offices                               $1,200,000       $1,198,686          0.1%             300            299
263   Firehouse Square                                  $1,200,000       $1,197,382          0.1%             300            298
264   Plymouth Place Plaza                              $1,200,000       $1,194,801          0.1%             300            296
265   Meridian Mobile Estates                           $1,200,000       $1,194,594          0.1%             300            296
266   Country Mobile Estates                            $1,175,000       $1,167,889          0.1%             300            295
267   Village Apartments                                $1,125,000       $1,122,663          0.1%             300            298
268   Ackels Mobile Home Park                           $1,100,000       $1,098,508          0.1%             300            299
269   Redford Manor Apartments                          $1,096,000       $1,092,844          0.1%             360            356
270   Doms Business Park                                $1,080,000       $1,078,769          0.1%             300            299
271   Bradfield Creek Townhomes                         $1,050,000       $1,047,819          0.1%             300            298
272   San Remo Apartments                               $1,040,000       $1,036,984          0.1%             360            356
273   Consolidated Printing                             $1,025,000       $1,023,948          0.1%             300            299
274   Knightsbridge Apartments                          $1,000,000         $998,938          0.1%             312            311
275   Whispering Meadows                                $1,000,000         $996,657          0.1%             300            297
276   Buckingham Court Apartments                       $1,000,000         $996,777          0.1%             360            355
277   Homestead Apartments                              $1,000,000         $996,490          0.1%             360            355
278   4th Avenue West Estates                           $1,000,000         $993,781          0.1%             180            178
279   Long Point Plaza Apartments                         $960,000         $956,723          0.1%             240            238
280   Treaty Oaks Apartments                              $950,000         $948,917          0.1%             300            299

        Original     Remaining
        Term to       Term to                               First
        Maturity     Maturity     Mortgage     Monthly      Payment   Maturity              Prepayment Provision          Defeasance
  #   (months) (7)  months) (7)     Rate       Payment       Date       Date     ARD (8)    as of Origination             Option (9)
  -   ------------  -----------     ----       -------       ----       ----     -------    -----------------             ----------
209       120           118        7.330%    $12,011.49     11/1/98    10/1/08              L (9.5), O (0.5)                Yes
210       120           117        7.020%    $10,999.66     10/1/98     9/1/08              L (9.5), O (0.5)                Yes
211       120           117        6.900%    $11,556.81     10/1/98     9/1/08              L (9.5), O (0.5)                Yes
212       120           116        6.890%    $10,822.97      9/1/98     8/1/08              L (9.5), O (0.5)                Yes
213       120           119        7.500%    $11,897.76     12/1/98    11/1/08              L (3), YM 1% (6.58), O (0.42)    No
214       120           119        6.890%    $12,299.36     12/1/98    11/1/08              L (9.5), O (0.5)                Yes
215       132           130        6.400%    $10,703.55     11/1/98    10/1/09              L (10.5), O (0.5)               Yes
216       120           117        7.540%    $11,865.52     10/1/98     9/1/08              L (9.5), O (0.5)                Yes
217       120           114        7.360%    $11,034.45      7/1/98     6/1/08              L (9.5), O (0.5)                Yes
218       120           114        7.150%    $10,806.51      7/1/98     6/1/08              L (9.5), O (0.5)                Yes
219       120           117        6.700%    $10,866.57     10/1/98     9/1/08              L (9.5), O (0.5)                Yes
220       120           116        6.890%    $10,263.73      9/1/98     8/1/08              L (9.5), O (0.5)                Yes
221       120           114        7.130%    $12,138.38      7/1/98     6/1/08              L (9.5), O (0.5)                Yes
222       180           179        7.580%    $10,746.69     12/1/98    11/1/13              L (14.5), O (0.5)               Yes
223       120           116        6.790%     $9,899.14      9/1/98     8/1/08              L (9.5), O (0.5)                Yes
224       120           117        7.200%    $10,937.75     10/1/98     9/1/08              L (3), YM 1% (6.58), O (0.42)    No
225       120           118        6.980%     $9,959.40     11/1/98    10/1/08              L (5), YM 1% (4.5), O (0.5)      No
226       120           119        7.750%    $12,314.23     12/1/98    11/1/08              L (3), YM 1% (6.5), O (0.5)      No
227       180           178        6.750%    $13,273.64     11/1/98    10/1/13              L (14.5), O (0.5)               Yes
228       120           116        7.370%    $12,558.91      9/1/98     8/1/08              L (9.5), O (0.5)                Yes
229       120           119        7.250%    $10,596.35     12/1/98    11/1/08              L (3), YM 1% (6.5), O (0.5)      No
230       120           119        6.750%    $10,018.22     12/1/98    11/1/08              L (9.5), O (0.5)                Yes
231       120           118        6.530%     $9,193.61     11/1/98    10/1/08              L (9.5), O (0.5)                Yes
232       120           119        7.000%    $13,033.01     12/1/98    11/1/08              L (9.5), O (0.5)                Yes
233       120           117        7.100%    $10,340.98     10/1/98     9/1/08              L (9.5), O (0.5)                Yes
234       120           117        6.770%     $9,358.96     10/1/98     9/1/08              L (9.5), O (0.5)                Yes
235       120           119        7.150%     $9,624.55     12/1/98    11/1/08              L (9.5), O (0.5)                Yes
236       120           115        6.900%     $9,385.05      8/1/98     7/1/08              L (9.5), O (0.5)                Yes
237       240           238        7.350%    $11,309.54     11/1/98    10/1/18              L (10), YM 1% (9.5), O (0.5)     No
238       240           238        6.240%    $10,370.91     11/1/98    10/1/18              L (19.5), O (0.5)               Yes
239       120           118        6.740%     $9,071.07     11/1/98    10/1/08              L (9.5), O (0.5)                Yes
240       120           118        6.350%     $8,711.30     11/1/98    10/1/08              L (9.5), O (0.5)                Yes
241       120           117        7.310%     $9,607.51     10/1/98     9/1/08              L (3), YM 1% (6.5), O (0.5)      No
242       120           117        6.770%     $9,098.99     10/1/98     9/1/08              L (9.5), O (0.5)                Yes
243       120           116        6.800%     $9,717.01      9/1/98     8/1/08              L (9.5), O (0.5)                Yes
244       120           118        7.500%    $10,138.96     11/1/98    10/1/08              L (3), YM 1% (6.5), O (0.5)      No
245       120           117        6.930%     $8,918.21     10/1/98     9/1/08              L (9.5), O (0.5)                Yes
246       120           119        7.500%     $9,769.46     12/1/98    11/1/08              L (3), YM 1% (6.58), O (0.42)    No
247       120           118        6.740%     $8,455.53     11/1/98    10/1/08              L (9.5), O (0.5)                Yes
248       120           119        5.780%     $7,611.24     12/1/98    11/1/08              L (9.5), O (0.5)                Yes
249       120           119        7.500%     $9,606.89     12/1/98    11/1/08              L (3), YM 1% (6.5), O (0.5)      No
250       120           119        7.500%     $9,606.89     12/1/98    11/1/08              L (3), YM 1% (6.58), O (0.42)    No
251       120           119        7.250%    $10,274.89     12/1/98    11/1/08              L (3), YM 1% (6.5), O (0.5)      No
252       120           114        7.430%     $9,027.56      7/1/98     6/1/08              L (9.5), O (0.5)                Yes
253       120           117        7.190%    $15,221.71     10/1/98     9/1/08              L (9.5), O (0.5)                Yes
254       120           115        7.340%     $9,289.85      8/1/98     7/1/08              L (3), YM 1% (6.5), O (0.5)      No
255       120           117        6.860%     $8,199.09     10/1/98     9/1/08              L (9.5), O (0.5)                Yes
256       240           236        7.400%     $9,993.62      9/1/98     8/1/18              L (19.5), O (0.5)               Yes
257       144           140        7.430%    $13,143.06      9/1/98     8/1/10              L (11.5), O (0.5)               Yes
258       180           177        7.070%     $8,207.63     10/1/98     9/1/13              L (14.5), O (0.5)               Yes
259       120           115        6.800%     $7,986.08      8/1/98     7/1/08              L (9.5), O (0.5)                Yes
260       120           116        6.850%     $7,994.16      9/1/98     8/1/08              L (9.5), O (0.5)                Yes
261       180           176        7.590%    $11,418.64      9/1/98     8/1/13              L (14.5), O (0.5)               Yes
262       120           119        7.750%     $9,063.95     12/1/98    11/1/08              L (3), YM 1% (6.5), O (0.5)      No
263        60            58        7.240%     $8,665.95     11/1/98    10/1/03              L (4.5), O (0.5)                Yes
264       120           116        7.310%     $8,720.12      9/1/98     8/1/08              L (9.5), O (0.5)                Yes
265       120           116        7.100%     $8,558.06      9/1/98     8/1/08              L (9.5), O (0.5)                Yes
266       180           175        7.200%     $8,455.17      8/1/98     7/1/13              L (14.5), O (0.5)               Yes
267       120           118        7.500%     $8,313.65     11/1/98    10/1/08              L (3), YM 1% (6.5), O (0.5)      No
268       120           119        6.400%     $7,358.69     12/1/98    11/1/08              L (9.5), O (0.5)                Yes
269       120           116        7.050%     $7,328.56      9/1/98     8/1/08              L (9.5), O (0.5)                Yes
270       120           119        7.500%     $7,981.10     12/1/98    11/1/08              L (3), YM 1% (6.58), O (0.42)    No
271       120           118        7.500%     $7,759.41     11/1/98    10/1/08              L (3), YM 1% (6.5), O (0.5)      No
272       120           116        7.020%     $6,933.12      9/1/98     8/1/08              L (9.5), O (0.5)                Yes
273       120           119        8.150%     $8,013.24     12/1/98    11/1/08              L (3), YM 1% (6.5), O (0.5)      No
274       120           119        7.400%     $7,228.43     12/1/98    11/1/08              L (3), YM 1% (6.5), O (0.5)      No
275       120           117        7.310%     $7,266.77     10/1/98     9/1/08              L (3), YM 1% (6.5), O (0.5)      No
276       120           115        7.380%     $6,910.16      8/1/98     7/1/08              L (9.5), O (0.5)                Yes
277       120           115        7.050%     $6,686.64      8/1/98     7/1/08              L (9.5), O (0.5)                Yes
278       180           178        6.850%     $8,904.63     11/1/98    10/1/13              L (14.5), O (0.5)               Yes
279       120           118        7.500%     $7,733.69     11/1/98    10/1/08              L (3), YM 1% (6.58), O (0.42)    No
280       120           119        7.500%     $7,020.42     12/1/98    11/1/08              L (3), YM 1% (6.58), O (0.42)    No

                                                                                                           Original       Remaining
                                                        Original                        Percentage of    Amortization   Amortization
                                                        Principal      Cut-off Date        Initial           Term           Term
  #   Property Name (1)                                  Balance       Balance (6)       Pool Balance      (months)       (months)
  -   -----------------                                  -------       -----------       ------------      --------       --------
281   Wilshire Estates MHP                              $950,000         $941,325            0.1%             180            177
282   Hollywood Video                                   $925,000         $920,125            0.1%             240            237
283   5 Milk Street                                     $900,000         $898,974            0.1%             300            299
284   Cardi Building                                    $900,000         $898,974            0.1%             300            299
285   Boulevard of Chevy Chase Apartments               $900,000         $896,944            0.1%             360            355
286   10 McKinley Street                                $850,000         $849,031            0.1%             300            299
287   Londonaire Townhouses                             $850,000         $848,564            0.1%             360            358
288   Heon Court Apartments                             $840,000         $838,084            0.1%             300            298
289   One Cameron Place Shopping Center                 $825,000         $824,060            0.1%             300            299
290   197 U.S. Route One                                $825,000         $823,220            0.1%             300            298
291   980 Forest Avenue                                 $809,000         $807,281            0.1%             300            298
292   Chandler Crossing Apartments                      $800,000         $797,377            0.1%             300            297
293   Kingswood Place Apartments                        $785,000         $782,426            0.1%             240            238
294   4525-4535 McEwen Road                             $750,000         $749,172            0.1%             300            299
295   Doms Metroplex Park                               $750,000         $749,145            0.1%             300            299
296   Baxter Mills Apartments                           $740,000         $738,433            0.1%             300            298
297   Seven Eleven                                      $725,000         $723,392            0.1%             300            298
298   Royal North Apartments                            $722,500         $720,387            0.1%             300            297
299   3314 Mount Pleasant Apartments                    $710,000         $707,854            0.1%             300            297
300   Virginia Apartments                               $700,000         $699,186            0.1%             300            299
301   Pagewood Oval Apartments                          $675,000         $672,740            0.1%             300            297
302   Creekview Condominiums                            $630,000         $628,691            0.1%             300            298
303   Park Hill Apartments                              $615,000         $613,961            0.1%             360            358
304   Amherst Gardens                                   $600,000         $598,694            0.1%             300            298
305   Arlington Arms Apartments                         $585,000         $583,666            0.1%             300            298
306   Rebecca Apartments                                $525,000         $521,866            0.0%             240            236
307   Barstow Plaza                                     $500,000         $499,461            0.0%             300            299
308   Fleur de Lis Apartments                           $500,000         $498,217            0.0%             300            296
309   2602 Penny Lane                                   $484,000         $483,049            0.0%             300            298
310   3246 Navarre Avenue                               $457,500         $456,550            0.0%             300            298
311   Tara Apartments                                   $450,000         $448,432            0.0%             240            238
312   Mark V Apartments                                 $420,000         $419,168            0.0%             300            298
313   Hallmark Apartments                               $400,000         $398,843            0.0%             300            297
314   Mirage Apartments                                 $388,000         $386,867            0.0%             300            297
315   Main Street Studios                               $380,000         $379,302            0.0%             360            357
316   Summertree Apartments                             $371,000         $369,677            0.0%             300            296
317   Prestige State Bank                               $360,000         $359,347            0.0%             300            298
318   Masonic Temple                                    $350,000         $349,314            0.0%             300            298

        Original     Remaining
        Term to       Term to                               First
        Maturity     Maturity     Mortgage     Monthly      Payment   Maturity              Prepayment Provision          Defeasance
  #   (months) (7)  months) (7)     Rate       Payment       Date       Date     ARD (8)    as of Origination             Option (9)
  -   ------------  -----------     ----       -------       ----       ----     -------    -----------------             ----------
281       180           177        7.230%    $8,661.49      10/1/98     9/1/13              L (14.5), O (0.5)               Yes
282       120           117        7.460%    $7,429.13      10/1/98     9/1/08              L (3), YM 1% (6.58), O (0.42)    No
283       120           119        7.500%    $6,650.92      12/1/98    11/1/08              L (3), YM 1% (6.5), O (0.5)      No
284       120           119        7.500%    $6,650.92      12/1/98    11/1/08              L (3), YM 1% (6.5), O (0.5)      No
285       120           115        7.180%    $6,096.91       8/1/98     7/1/08              L (9.5), O (0.5)                Yes
286       120           119        7.500%    $6,281.43      12/1/98    11/1/08              L (3.08), YM 1% (6.42), O (0.5)  No
287       120           118        6.350%    $5,289.00      11/1/98    10/1/08              L (9.5), O (0.5)                Yes
288       120           118        7.000%    $5,936.95      11/1/98    10/1/08              L (3), YM 1% (6.5), O (0.5)      No
289       120           119        7.500%    $6,096.68      12/1/98    11/1/08              L (3), YM 1% (6.58), O (0.42)    No
290       120           118        7.300%    $5,989.76      11/1/98    10/1/08              L (3), YM 1% (6.5), O (0.5)      No
291       120           118        7.380%    $5,915.44      11/1/98    10/1/08              L (3), YM 1% (6.5), O (0.5)      No
292       120           117        7.420%    $5,870.36      10/1/98     9/1/08              L (3), YM 1% (6.5), O (0.5)      No
293       120           118        7.790%    $6,463.83      11/1/98    10/1/08              L (3), YM 1% (6.58), O (0.42)    No
294       120           119        7.700%    $5,640.47      12/1/98    11/1/08              L (3), YM 1% (6.5), O (0.5)      No
295       120           119        7.500%    $5,542.43      12/1/98    11/1/08              L (3), YM 1% (6.58), O (0.42)    No
296       120           118        7.400%    $5,420.49      11/1/98    10/1/08              L (3), YM 1% (6.5), O (0.5)      No
297       120           118        7.150%    $5,193.73      11/1/98    10/1/08              L (3), YM 1% (6.58), O (0.42)    No
298       120           117        8.050%    $5,600.32      10/1/98     9/1/08              L (3), YM 1% (6.5), O (0.5)      No
299       120           117        7.870%    $5,418.89      10/1/98     9/1/08              L (3), YM 1% (6.58), O (0.42)    No
300       120           119        7.375%    $5,116.16      12/1/98    11/1/08              L (3), YM 1% (6.58), O (0.42)    No
301       120           117        7.300%    $4,900.71      10/1/98     9/1/08              L (3), YM 1% (6.5), O (0.5)      No
302       120           118        7.500%    $4,655.64      11/1/98    10/1/08              L (3), YM 1% (6.5), O (0.5)      No
303       120           118        6.350%    $3,826.75      11/1/98    10/1/08              L (9.5), O (0.5)                Yes
304       120           118        7.250%    $4,336.84      11/1/98    10/1/08              L (3), YM 1% (6.5), O (0.5)      No
305       120           118        7.000%    $4,134.66      11/1/98    10/1/08              L (3), YM 1% (6.5), O (0.5)      No
306       240           236        8.500%    $4,556.07       9/1/98     8/1/18              L (3), YM 1% (6.5), O (10.5)     No
307       120           119        7.850%    $3,809.53      12/1/98    11/1/08              L (3), YM 1% (6.58), O (0.42)    No
308       120           116        8.320%    $3,965.67       9/1/98     8/1/08              L (3), YM 1% (6.5), O (0.5)      No
309       120           118        7.790%    $3,668.51      11/1/98    10/1/08              L (3), YM 1% (6.58), O (0.42)    No
310       120           118        7.500%    $3,380.88      11/1/98    10/1/08              L (3), YM 1% (6.5), O (0.5)      No
311       240           238        7.350%    $3,584.01      11/1/98    10/1/18              L (10), YM 1% (9.5), O (0.5)     No
312       120           118        7.750%    $3,172.28      11/1/98    10/1/08              L (3), YM 1% (6.58), O (0.42)    No
313       120           117        8.110%    $3,116.47      10/1/98     9/1/08              L (3), YM 1% (6.58), O (0.42)    No
314       120           117        8.060%    $3,010.09      10/1/98     9/1/08              L (3), YM 1% (6.5), O (0.5)      No
315       120           117        7.920%    $2,767.14      10/1/98     9/1/08              L (3), YM 1% (6.58), O (0.42)    No
316       120           116        8.320%    $2,942.52       9/1/98     8/1/08              L (3), YM 1% (6.5), O (0.5)      No
317       120           118        8.200%    $2,826.40      11/1/98    10/1/08              L (3), YM 1% (6.5), O (0.5)      No
318       120           118        7.800%    $2,655.15      11/1/98    10/1/08              L (3), YM 1% (6.5), O (0.5)      No


Total/Weighted Average         1153256500    1149628904        100.0%     314.686722  311.5969    129.51   126.2848      7.1203%
                              ======================================================================================================
Maximum:                      $75,000,000     $74,732,033         6.5%         360         359       300        298      8.5200%
Minimum:                          $67,475         $66,773         0.0%         120         117        60         55      5.7800%

Total/Weighted Average      $84,635        09/24/98        07/07/11
                           ========================================
Maximum:                   $526,740        12/01/98        10/01/23
Minimum:                       $586        01/01/98        07/01/03


(1A) The Mortgage Loans secured by 250 South Clinton Street, GATX Warehouse, 1001 and 1011 Airport Industrial Park, Northeast Industrial Building # 21,507 Plum Street, Zanesville, Northeast Industrial Building # 8, Northeast Industrial Building # 22, 4, 5 & 8 Marway Circle, Marysville and One Clinton Square, respectively, are cross-collateralized and cross-defaulted.

(1B) The Mortgage Loans secured by The Center at Rancho Niguel and The Edwards Center at Rancho Niguel, respectively, are cross-collateralized and cross-defaulted.

(1C) The Mortgage Loans secured by Rivertree Court Shopping Center, Woodland Heights Shopping Center, Winnetka Commons Shopping Center, Berwyn Plaza Shopping Center and Walgreen's Store, respectively, are cross-collateralized and cross-defaulted. Such Mortgage Loans require payments of interest only for their entire terms.

(1D) The Mortgage Loans secured by Blue Ash Portfolio, Springdale Office Center, Executive Center East and McDonald's, respectively, are cross-collateralized and cross-defaulted.

(1E) The Mortgage Loans secured by Storage Box / Stowaway Storage and Maplewood Mobile Estates, respectively, are cross-collateralized and cross-defaulted.

(1F) The Mortgage Loans secured by Run in Foods DP #4, Run in Foods Unit DP #7, Run in Foods #401, Run in Foods #406, Run in Foods #402, Run in Foods #403, Run in Foods # 404, Run in Foods Unit #410, respectively, are cross-collateralized and cross-defaulted. The appraised value of each such Mortgage Loan includes as estimated enterprise value and an appraised real estate value.

       The aggregate of the appraised real estate values of such Mortgage Loans is $12,240,000.

(1G) The Mortgage Loans secured by Super 8-Midtown, Super 8-East and Super 8-West, respectively, are cross-collateralized and cross-defaulted.

(1H) The Mortgage Loans secured by Mission Industrial Park and Jurupa Business Park, respectively, are cross-collateralized and cross-defaulted.

(1I) The Mortgage Loans secured by St. Charles Apartments and St. James Apartments, respectively, are cross-collateralized and cross-defaulted.

(2) Embassy Crossing has an interest only period of 24 months from origination and thereafter is scheduled to amortize over 336 months.

(3) Green's Corner Shopping Center has an interest only period of 24 months from origination and thereafter is scheduled to amortize over 336 months.

(4) Windlands Shopping Center has an interest only period of 24 months from origination and thereafter is scheduled to amortize over 336 months.

(5) The Mortgage Loan secured by Rite-Aid of Maine, Inc. provides for an increase in the amount of the monthly payment to $24,426.87 in July 2008. The Underwritten DSCR presented herein with respect to the mortgage loan is based on monthly payment in effect as of December 1, 1998.

(6)    Assumes a Cut-off Date of December 1, 1998.

(7) In the case of the Anticipated Repayment Date loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the indicated column.

(8)    Anticipated Repayment Date.

(9) In the case of certain loans a defeasance option exists before a yield maintenace option.

                    Descriptions of the Mortgaged Properties

                                                                                       Units/
                                                                                      Sq. Ft./                           Later of
                                                                                       Rooms/         Fee Simple/       Year Built/
  #  Property Name (1)                                      Property Type               Pads          Leasehold       Year Renovated
  -  -----------------                                      -------------               ----          ---------       --------------
  1  Chanin Building                                        Office                     848,562        Leasehold            1997
  2  250 South Clinton Street (1A)                          Office                     182,446      Fee/Leasehold          1991
  3  GATX Warehouse (1A)                                    Industrial                 655,500           Fee               1978
  4  1001 and 1011 Airport Industrial Park (1A)             Industrial                 284,262           Fee               1991
  5  Northeast Industrial Park Building # 21 (1A)           Industrial                 100,000           Fee               1988
  6  507 Plum Street (1A)                                   Office                      71,449        Leasehold            1991
  7  Zanesville (1A)                                        Industrial                 300,000           Fee               1992
  8  Northeast Industrial Park Building # 8 (1A)            Industrial                 192,645           Fee               1992
  9  Northeast Industrial Park Building # 22 (1A)           Industrial                 104,000           Fee               1989
 10  4, 5 & 8 Marway Circle (1A)                            Industrial                 171,155           Fee               1975
 11  Marysville (1A)                                        Industrial                 133,500           Fee               1987
 12  One Clinton Square (1A)                                Office                      39,610           Fee               1997
 13  The Center at Rancho Niguel (1B)                       Retail                     120,867           Fee               1988
 14  The Edwards Center at Rancho Niguel (1B)               Retail                      35,600           Fee               1988
 15  Rivertree Court Shopping Center (1C)                   Retail                     299,055           Fee               1988
 16  Woodland Heights Shopping Center (1C)                  Retail                     120,436           Fee               1997
 17  Winnetka Commons Shopping Center (1C)                  Retail                      42,415           Fee               1990
 18  Berwyn Plaza Shopping Center (1C)                      Retail                      18,138           Fee               1983
 19  Walgreen's Store (1C)                                  Retail                      15,856           Fee               1985
 20  Heritage Pointe                                        Multifamily                    924           Fee               1973
 21  Best Western Inn of Chicago                            Hotel                          358           Fee               1981
 22  Christiana Hilton Inn - Newark, DE                     Hotel                          266           Fee               1997
 23  Embassy Crossing (2)                                   Retail                     336,777           Fee               1993
 24  Jefferson at Treetops Apartments                       Multifamily                    240           Fee               1996
 25  Dominion Tower & Parking Garage                        Mixed Use                  209,313           Fee               1989
 26  Holiday Inn Hurstbourne                                Hotel                          267           Fee               1986
 27  Blue Ash Portfolio (1D)                                Mixed Use                  232,526           Fee               1996
 28  Springdale Office Center (1D)                          Office                      88,040           Fee               1973
 29  Executive Center East (1D)                             Office                      25,260           Fee               1987
 30  McDonald's (1D)                                        Retail                       4,575           Fee               1993
 31  11 Park Place                                          Office                     189,530           Fee               1991
 32  Twin Creek Apartments                                  Multifamily                    240           Fee               1986
 33  Storage Box / Stowaway Storage (1E)                    Self Storage               148,992           Fee               1995
 34  Maplewood Mobile Estates (1E)                          Manufactured Housing           268           Fee               1972
 35  Corporate Office Park                                  Office                     184,844           Fee               1988
 36  Knights Bridge II Apartments                           Multifamily                    208           Fee               1985
 37  Preston Stonebrooke Shopping Center                    Retail                      61,853           Fee               1997
 38  Run in Foods DP #4 (1F)                                Other                       11,163           Fee               1988
 39  Run in Foods DP #7 (1F)                                Other                       12,069           Fee               1990
 40  Run in Foods #401 (1F)                                 Other                        6,837           Fee               1988
 41  Run in Foods #406 (1F)                                 Other                        5,106           Fee               1988
 42  Run in Foods #402 (1F)                                 Other                        9,292           Fee               1984
 43  Run in Foods #403 (1F)                                 Other                        3,912           Fee               1985
 44  Run in Foods #404 (1F)                                 Other                        3,963           Fee               1976
 45  Run in Foods #410 (1F)                                 Other                        3,825        Leasehold            1986
 46  Super 8-Midtown (1G)                                   Hotel                          243           Fee               1994
 47  Super 8-East (1G)                                      Hotel                          100           Fee               1996
 48  Super 8-West (1G)                                      Hotel                           98           Fee               1990
 49  Wellington Woods & Lakes                               Multifamily                    274           Fee               1997
 50  Hampton Inn - Indianapolis, IN                         Hotel                          180           Fee               1996
 51  Chidlaw Building                                       Office                     281,561           Fee               1995
 52  Mahwah Business Park                                   Industrial                 401,074           Fee               1997
 53  Grandview Garden Apartments                            Multifamily                    424           Fee               1997
 54  Cornerstone Office Park                                Office                      93,633           Fee               1996
 55  160 Pine Street                                        Mixed Use                   97,436           Fee               1987
 56  River Run Apartments                                   Multifamily                    284           Fee               1997
 57  180 N. Michigan Avenue Office Building                 Office                     210,353           Fee               1985
 58  Oak Hills Apartments                                   Multifamily                    244           Fee               1983
 59  145 Rosemary Street                                    Office                      86,269           Fee               1995
 60  Holiday Inn - Metroplex-Youngstown, OH                 Hotel                          153           Fee               1990
 61  Tierra Verde Marine Center                             Mixed Use                   82,418      Fee/Leasehold          1994
 62  MCOM Building                                          Industrial                 172,825           Fee               1997
 63  Mayport Trace Apartments                               Multifamily                    203           Fee               1988
 64  Mercantile Bank Building                               Office                     109,271           Fee               1992
 65  Brook Forest Apartments                                Multifamily                    353           Fee               1969
 66  Midfield Shopping Center                               Retail                     166,180           Fee               1977
 67  Far East Plaza                                         Retail                      46,314           Fee               1979
 68  Highland Square Shopping Center                        Retail                     214,550           Fee               1980
 69  Spanish Villa Apartments                               Multifamily                    232           Fee               1998
 70  Greens Corner Shopping Center (3)                      Retail                     193,467           Fee               1986
 71  Mountain Ridge Apartments                              Multifamily                    236           Fee               1993
 72  Radisson Suites - Huntsville, AL                       Hotel                          153           Fee               1989
 73  Holiday Campground                                     Other                            0           Fee               1987
 74  Plantation Meadows Apartments                          Multifamily                    170           Fee               1990
 75  Gresham Townhomes                                      Multifamily                     81           Fee               1982
 76  Lakewood Apartments                                    Multifamily                    320           Fee               1973
 77  Imperial Plaza Shopping Center                         Retail                     125,010           Fee               1998
 78  Super 8  - Las Vegas, NV                               Hotel                          290           Fee               1989
 79  Thunder Hollow                                         Multifamily                    160           Fee               1985
 80  Woodlake Village Apartments                            Multifamily                    237           Fee               1995
 81  K-Mart Montwood Point                                  Retail                     102,017           Fee               1992
 82  Trabuco Marketplace                                    Retail                      24,311           Fee               1992

               Occupancy
                 Rate at                       Appraised      Cut-off Date                  U/W            U/W
  #             U/W (6)                          Value         LTV Ratio                  NCF (7)        DSCR (8)
  -             -------                          -----         ---------                  -------        --------
  1              95.0%                       $105,000,000        71.2%                   $8,387,294       1.33 x
  2              100.0%                       $20,700,000        79.9%                   $2,093,634       1.51 x
  3              100.0%                       $13,900,000        79.9%                   $1,324,630       1.42 x
  4              100.0%                        $9,100,000        79.9%                     $813,025       1.33 x
  5              100.0%                        $6,600,000        79.9%                     $650,172       1.47 x
  6              100.0%                        $6,500,000        79.9%                     $668,968       1.53 x
  7              100.0%                        $5,750,000        79.9%                     $477,390       1.24 x
  8              100.0%                        $5,400,000        79.9%                     $524,124       1.45 x
  9              100.0%                        $4,600,000        79.9%                     $430,785       1.40 x
 10              98.0%                         $4,425,000        79.9%                     $418,896       1.41 x
 11              100.0%                        $2,800,000        79.9%                     $270,593       1.44 x
 12              100.0%                        $2,170,000        77.4%                     $170,590       1.21 x
 13              100.0%                       $28,500,000        80.6%                   $2,387,689       1.35 x
 14              100.0%                        $7,100,000        80.2%                     $611,938       1.40 x
 15              99.0%                        $32,500,000        56.0%                   $2,935,214       2.31 x
 16              86.0%                         $9,650,000        32.1%                     $516,533       2.38 x
 17              100.0%                        $4,700,000        50.5%                     $394,135       2.37 x
 18              100.0%                        $1,900,000        38.9%                     $123,043       2.38 x
 19              100.0%                        $1,200,000        49.6%                      $98,931       2.38 x
 20              96.0%                        $36,000,000        69.4%                   $3,450,664       1.61 x
 21               N/A                         $30,700,000        71.3%                   $3,279,579       1.55 x
 22               N/A                         $33,000,000        65.0%                   $3,251,846       1.79 x
 23              90.0%                        $25,000,000        79.7%                   $2,239,065       1.36 x
 24              93.0%                        $24,800,000        78.8%                   $2,044,305       1.33 x
 25              100.0%                       $23,500,000        79.1%                   $2,117,226       1.29 x
 26               N/A                         $25,000,000        73.6%                   $2,536,354       1.56 x
 27              95.0%                        $15,380,000        70.3%                   $1,292,436       1.49 x
 28              94.0%                         $5,380,000        69.8%                     $558,353       1.85 x
 29              97.0%                         $1,600,000        69.8%                     $161,426       1.80 x
 30              100.0%                          $550,000        49.9%                      $38,933       1.77 x
 31              93.0%                        $20,500,000        72.9%                   $1,592,867       1.33 x
 32              100.0%                       $16,000,000        79.7%                   $1,293,138       1.29 x
 33              83.0%                         $8,300,000        73.9%                     $725,163       1.35 x
 34              100.0%                        $7,300,000        79.7%                     $601,539       1.30 x
 35              86.0%                        $14,800,000        75.8%                   $1,214,662       1.27 x
 36              96.0%                        $12,200,000        78.8%                   $1,004,695       1.31 x
 37              96.0%                        $11,500,000        77.3%                     $950,413       1.40 x
 38              100.0%                        $3,630,000        70.9%                     $412,783       1.52 x
 39              100.0%                        $3,425,000        70.1%                     $385,173       1.52 x
 40              100.0%                        $1,250,000        69.8%                     $139,435       1.52 x
 41              100.0%                        $1,220,000        69.7%                     $136,676       1.52 x
 42              100.0%                        $1,100,000        70.3%                     $124,248       1.52 x
 43              100.0%                          $900,000        69.4%                     $100,780       1.53 x
 44              100.0%                          $620,000        70.8%                      $70,467       1.52 x
 45              100.0%                           $95,000        70.2%                      $11,043       1.57 x
 46               N/A                         $10,350,000        55.8%                   $1,035,700       1.92 x
 47               N/A                          $2,900,000        55.0%                     $186,214       1.25 x
 48               N/A                          $3,100,000        38.6%                     $271,737       2.43 x
 49              92.0%                        $11,200,000        72.8%                     $893,565       1.37 x
 50               N/A                         $13,500,000        59.3%                   $1,192,057       1.70 x
 51              82.0%                        $11,350,000        70.3%                     $890,623       1.37 x
 52              89.0%                        $13,850,000        57.5%                     $867,326       1.25 x
 53              96.0%                         $9,775,000        79.1%                     $903,278       1.47 x
 54              92.0%                         $9,600,000        78.1%                     $821,236       1.39 x
 55              97.0%                        $17,000,000        44.0%                     $842,920       1.38 x
 56              92.0%                         $9,450,000        79.0%                     $818,454       1.37 x
 57              95.0%                         $9,500,000        76.6%                     $801,532       1.36 x
 58              96.0%                         $9,200,000        78.2%                     $879,980       1.34 x
 59              100.0%                        $9,600,000        72.7%                     $740,305       1.25 x
 60               N/A                         $10,100,000        69.1%                     $863,480       1.39 x
 61              100.0%                        $9,300,000        73.8%                     $761,824       1.26 x
 62              100.0%                        $9,515,000        71.9%                     $929,357       1.40 x
 63              93.0%                         $9,140,000        74.3%                     $728,348       1.35 x
 64              96.0%                         $9,250,000        73.2%                     $733,973       1.26 x
 65              89.0%                        $11,300,000        58.2%                     $766,997       1.44 x
 66              89.0%                         $8,200,000        79.1%                     $682,357       1.36 x
 67              94.0%                         $9,080,000        71.4%                     $805,777       1.48 x
 68              100.0%                       $10,900,000        58.1%                     $875,698       1.58 x
 69              99.0%                         $8,400,000        74.8%                     $732,501       1.37 x
 70              90.0%                         $7,850,000        79.1%                     $675,021       1.28 x
 71              94.0%                         $7,790,000        79.3%                     $724,155       1.44 x
 72               N/A                          $9,500,000        63.3%                   $1,060,022       1.64 x
 73              76.0%                         $8,510,000        70.2%                     $709,750       1.41 x
 74              99.0%                         $7,300,000        79.9%                     $647,710       1.41 x
 75              98.0%                         $7,200,000        78.1%                     $604,764       1.36 x
 76              98.0%                         $9,300,000        60.0%                     $752,027       1.67 x
 77              91.0%                         $6,950,000        77.6%                     $563,328       1.30 x
 78               N/A                         $13,150,000        40.9%                   $1,147,400       2.28 x
 79              91.0%                         $7,100,000        75.7%                     $560,489       1.30 x
 80              97.0%                         $6,750,000        77.5%                     $538,702       1.33 x
 81              99.0%                         $6,750,000        77.4%                     $616,502       1.20 x
 82              100.0%                        $7,300,000        71.1%                     $582,125       1.47 x

                                                                                       Units/
                                                                                      Sq. Ft./                           Later of
                                                                                       Rooms/         Fee Simple/       Year Built/
  #  Property Name (1)                                      Property Type               Pads          Leasehold       Year Renovated
  -  -----------------                                      -------------               ----          ---------       --------------
 83  Indian Valley Apartments                               Multifamily                    208           Fee               1997
 84  Flamingo West Centre                                   Retail                      69,369           Fee               1986
 85  Mill Creek Shopping Center                             Retail                      72,471           Fee               1996
 86  High Vista Apartments                                  Multifamily                    242           Fee               1974
 87  Woodland Office Center                                 Office                      47,270           Fee               1985
 88  Bayfair Apartments                                     Multifamily                    135           Fee               1974
 89  University Green Apartments                            Multifamily                    194           Fee               1997
 90  El Dorado Mobile Home Estates                          Manufactured Housing           295           Fee               1974
 91  Holiday Inn - Danbury, CT                              Hotel                          114           Fee               1997
 92  Country Inn & Suites Hotel                             Hotel                          170           Fee               1996
 93  Center Ridge Apartments                                Multifamily                    224           Fee               1996
 94  The Marriott Building                                  Office                      94,586           Fee               1996
 95  Silicon Valley Inn                                     Hotel                          101           Fee               1996
 96  Best Western  - Sunnyvale                              Hotel                           88           Fee               1998
 97  Golden Valley Commons                                  Retail                      37,955           Fee               1996
 98  West Park Place                                        Other                       42,618           Fee               1984
 99  Naperville Office Court                                Office                      66,738           Fee               1980
100  Holiday Inn Express Hotel & Suites
        - Mountain View, CA                                 Hotel                           58           Fee               1998
101  Best Buy / Drug Emporium                               Retail                      73,799           Fee               1993
102  Medical Arts Building                                  Office                      88,804           Fee               1985
103  Comfort Inn - Sunnyvale                                Hotel                           52           Fee               1996
104  Holiday Inn North Denver                               Hotel                          204           Fee               1980
105  Windlands Shopping Center (4)                          Retail                     106,634           Fee               1975
106  Northborough Woods Apartments                          Multifamily                    240           Fee               1992
107  Madison Building                                       Office                      94,554        Leasehold            1971
108  Victory Townhomes                                      Multifamily                     45           Fee               1985
109  Dairy Plaza Shopping Center                            Retail                      82,200           Fee               1996
110  Comfort Inn - Concord, NH                              Hotel                          100           Fee               1989
111  Peconic Plaza                                          Mixed Use                   38,108           Fee               1987
112  Bayou Village Place Apartments                         Multifamily                    313           Fee               1990
113  Country Suites - Chattanooga, TN                       Hotel                           82           Fee               1994
114  Southlake Plaza II                                     Retail                      29,320           Fee               1996
115  531 West Deming                                        Multifamily                     90           Fee               1965
116  Camelot Apartments                                     Multifamily                    135           Fee               1987
117  Sevilla Apartments                                     Multifamily                    104           Fee               1983
118  The Way III Apartments                                 Multifamily                    200           Fee               1997
119  Glenview Office and Industrial Park                    Industrial                  83,672           Fee               1987
120  Hampton Inn - Decatur, AL                              Hotel                           91           Fee               1994
121  Mission Industrial Park (1H)                           Industrial                 100,602           Fee               1993
122  Jurupa Business Park (1H)                              Industrial                  51,014           Fee               1987
123  Colony Square Shopping Center                          Retail                      48,047           Fee               1988
124  Vintage Business Park                                  Office                      27,700           Fee               1996
125  Bruno's Shopping Center                                Retail                      68,400           Fee               1993
126  Crossroads Shopping Center                             Retail                      44,800           Fee               1997
127  High Country Plaza                                     Retail                      20,582           Fee               1993
128  Glencoe Avenue Industrial                              Industrial                  41,030           Fee               1985
129  St. Charles Apartments (1I)                            Multifamily                     42           Fee               1996
130  St. James Apartments (1I)                              Multifamily                     36           Fee               1996
131  Plaza at Sunrise                                       Mixed Use                   41,495           Fee               1990
132  Shannon Arms III Apartments                            Multifamily                     80           Fee               1985
133  River Valley Square Shopping Center                    Retail                      36,838           Fee               1991
134  Rio Commercial Center                                  Industrial                 105,400           Fee               1980
135  Alexis Apartment Complex                               Multifamily                     94           Fee               1996
136  Beltway Plaza 4710                                     Office                      71,429           Fee               1988
137  Casa Linda MHP                                         Manufactured Housing           107           Fee               1975
138  Mesa Ridge Apartments                                  Multifamily                    257           Fee               1995
139  Vintage Business Park II                               Office                      26,657        Leasehold            1985
140  Mountain Village Shopping Center                       Retail                     103,135           Fee               1998
141  Rock River Tower Apartments                            Multifamily                    110           Fee               1964
142  Durango Plaza Retail Center                            Retail                      28,980           Fee               1997
143  Beatrice Avenue Industrial                             Industrial                  44,750           Fee               1996
144  Miller Apartments                                      Multifamily                    120           Fee               1978
145  University Square Outlet Mall                          Retail                      48,358           Fee               1983
146  Ridgewood Plaza                                        Retail                      36,307           Fee               1997
147  Chase Village Apartments                               Multifamily                    128           Fee               1980
148  Warsaw Village Shopping Center                         Retail                      60,300           Fee               1992
149  Provident Place Office Building                        Office                      40,394           Fee               1986
150  920 S. Waukegan Road                                   Office                      19,072           Fee               1991
151  Amberley Suite Hotel                                   Hotel                          110           Fee               1998
152  Rite-Aid of Maine, Inc. (5)                            Credit Tenant Lease         12,240           Fee               1998
153  Stuart Towne Apartments                                Multifamily                     96           Fee               1968
154  Santa Ana Villa                                        Multifamily                    130           Fee               1972
155  Orland Park Outlots                                    Retail                      21,200           Fee               1996
156  Brazos Square Shopping Center                          Retail                      65,423           Fee               1985
157  Community Mall                                         Office                      38,746           Fee               1978
158  Comfort Inn - Fife, WA                                 Hotel                           70           Fee               1990
159  Aspen Business Center                                  Office                      51,500           Fee               1997
160  Hampton Inn - Ft. Pierce, FL                           Hotel                           72           Fee               1993
161  Oak Tree Mobile Home Park                              Manufactured Housing           260           Fee               1968
162  Walnut Square Apartments                               Multifamily                     92           Fee               1973
163  Royal Oaks Mobile Home Park                            Manufactured Housing           144           Fee               1962
164  Plymouth Square Apartments                             Multifamily                     68           Fee               1992
165  Watchung View Apartments                               Multifamily                     68           Fee               1996
166  Embassy Apartments                                     Multifamily                    106           Fee               1970
167  Best Buy - West Dundee                                 Retail                      36,262           Fee               1993
168  1400 Destrehan Avenue                                  Industrial                  88,962           Fee               1980
169  Breckenridge Condominiums                              Multifamily                     68           Fee               1985
170  Rosemont Terrace Apartments                            Multifamily                    100           Fee               1970
171  Days Inn - Dover, DE                                   Hotel                           81           Fee               1997
172  Iberia Center                                          Retail                       9,872           Fee               1997

               Occupancy
                 Rate at                       Appraised      Cut-off Date                  U/W            U/W
  #             U/W (6)                          Value         LTV Ratio                  NCF (7)        DSCR (8)
  -             -------                          -----         ---------                  -------        --------
 83              95.0%                         $7,100,000        73.0%                     $585,852       1.42 x
 84              95.0%                         $7,700,000        67.3%                     $804,767       1.81 x
 85              99.0%                         $7,580,000        68.0%                     $653,397       1.29 x
 86              93.0%                         $6,900,000        73.7%                     $625,704       1.54 x
 87              100.0%                        $8,300,000        61.2%                     $554,375       1.31 x
 88              100.0%                        $7,000,000        72.5%                     $562,480       1.36 x
 89              99.0%                         $6,300,000        79.2%                     $509,363       1.31 x
 90              98.0%                        $10,300,000        48.4%                     $839,709       2.20 x
 91               N/A                          $7,330,000        67.9%                     $681,493       1.54 x
 92               N/A                          $9,600,000        51.7%                     $738,031       1.38 x
 93              95.0%                         $6,320,000        75.8%                     $531,420       1.36 x
 94              100.0%                        $7,825,000        61.1%                     $601,615       1.37 x
 95               N/A                          $8,550,000        54.9%                     $727,234       1.77 x
 96               N/A                          $7,800,000        58.9%                     $726,781       1.79 x
 97              97.0%                         $6,100,000        74.5%                     $480,378       1.32 x
 98              95.0%                         $7,000,000        64.0%                     $577,860       1.54 x
 99              99.0%                         $5,935,000        75.5%                     $546,704       1.50 x
100               N/A                          $7,000,000        62.6%                     $673,560       1.60 x
101              100.0%                        $5,680,000        74.1%                     $499,976       1.36 x
102              90.0%                         $5,200,000        79.5%                     $432,481       1.25 x
103               N/A                          $5,900,000        69.4%                     $611,071       1.69 x
104               N/A                          $9,650,000        42.2%                     $485,279       1.31 x
105              98.0%                         $4,900,000        79.2%                     $414,798       1.27 x
106              98.0%                         $5,500,000        70.5%                     $396,203       1.28 x
107              81.0%                         $5,200,000        73.6%                     $399,771       1.20 x
108              100.0%                        $4,850,000        79.0%                     $414,388       1.35 x
109              98.0%                         $4,700,000        79.6%                     $433,916       1.34 x
110               N/A                          $5,000,000        74.8%                     $613,068       1.93 x
111              97.0%                         $4,950,000        74.0%                     $415,316       1.31 x
112              88.0%                         $4,900,000        73.3%                     $410,978       1.43 x
113               N/A                          $5,330,000        66.4%                     $504,628       1.63 x
114              100.0%                        $4,700,000        75.0%                     $437,246       1.51 x
115              98.0%                         $4,800,000        72.8%                     $390,537       1.43 x
116              96.0%                         $4,300,000        81.1%                     $396,220       1.41 x
117              92.0%                         $4,400,000        79.2%                     $358,395       1.28 x
118              99.0%                         $5,150,000        67.5%                     $476,844       1.60 x
119              100.0%                        $4,500,000        76.8%                     $345,103       1.28 x
120               N/A                          $5,450,000        62.9%                     $531,020       1.44 x
121              99.0%                         $2,470,000        74.8%                     $236,480       1.54 x
122              87.0%                         $2,060,000        74.9%                     $185,326       1.47 x
123              100.0%                        $4,950,000        68.4%                     $373,469       1.27 x
124              94.0%                         $4,755,000        71.1%                     $474,225       1.62 x
125              100.0%                        $5,050,000        64.2%                     $385,943       1.24 x
126              100.0%                        $4,160,000        77.0%                     $364,317       1.31 x
127              100.0%                        $4,350,000        73.5%                     $376,116       1.49 x
128              100.0%                        $4,400,000        72.6%                     $361,154       1.42 x
129              100.0%                        $2,150,000        73.9%                     $191,952       1.32 x
130              100.0%                        $1,900,000        83.6%                     $163,167       1.12 x
131              93.0%                         $4,875,000        62.3%                     $423,549       1.61 x
132              100.0%                        $3,850,000        78.8%                     $335,465       1.37 x
133              100.0%                        $3,900,000        76.0%                     $361,606       1.49 x
134              99.0%                         $4,040,000        73.1%                     $339,988       1.35 x
135              99.0%                         $4,111,000        71.5%                     $327,592       1.37 x
136              94.0%                         $4,000,000        72.9%                     $375,454       1.60 x
137              98.0%                         $3,630,000        79.2%                     $315,848       1.34 x
138              90.0%                         $3,650,000        77.9%                     $303,816       1.23 x
139              100.0%                        $3,833,000        74.2%                     $348,556       1.53 x
140              100.0%                        $3,845,000        73.7%                     $321,965       1.32 x
141              93.0%                         $3,500,000        79.9%                     $301,933       1.44 x
142              77.0%                         $4,830,000        57.8%                     $365,732       1.51 x
143              100.0%                        $4,100,000        66.8%                     $345,962       1.44 x
144              97.0%                         $4,150,000        65.4%                     $282,282       1.30 x
145              94.0%                         $4,100,000        65.8%                     $315,462       1.40 x
146              65.0%                         $4,900,000        54.9%                     $357,430       1.64 x
147              99.0%                         $3,500,000        76.8%                     $293,486       1.32 x
148              100.0%                        $3,635,000        72.8%                     $317,284       1.48 x
149              100.0%                        $3,550,000        74.5%                     $280,033       1.35 x
150              100.0%                        $3,575,000        73.9%                     $298,729       1.42 x
151               N/A                          $4,100,000        64.2%                     $450,185       1.59 x
152              100.0%                        $2,860,000        91.1%                     $248,105       1.12 x
153              97.0%                         $3,266,000        78.9%                     $290,983       1.23 x
154              94.0%                         $3,535,000        72.0%                     $284,014       1.44 x
155              86.0%                         $3,700,000        67.3%                     $273,197       1.33 x
156              92.0%                         $4,700,000        52.9%                     $412,383       1.95 x
157              100.0%                        $3,700,000        66.7%                     $396,980       1.28 x
158               N/A                          $3,400,000        71.9%                     $353,535       1.63 x
159              97.0%                         $3,260,000        74.3%                     $255,209       1.30 x
160               N/A                          $3,250,000        73.7%                     $300,937       1.43 x
161              99.0%                         $3,590,000        66.7%                     $302,298       1.53 x
162              98.0%                         $3,100,000        77.1%                     $263,608       1.41 x
163              100.0%                        $3,300,000        71.1%                     $253,374       1.44 x
164              97.0%                         $2,925,000        79.6%                     $254,139       1.26 x
165              96.0%                         $2,975,000        77.5%                     $255,005       1.37 x
166              94.0%                         $2,925,000        77.5%                     $271,706       1.63 x
167              100.0%                        $4,000,000        56.1%                     $333,746       1.84 x
168              100.0%                        $2,775,000        80.0%                     $234,239       1.29 x
169              94.0%                         $2,950,000        72.1%                     $227,096       1.37 x
170              91.0%                         $3,010,000        70.5%                     $234,290       1.38 x
171               N/A                          $3,050,000        68.8%                     $274,488       1.48 x
172              100.0%                        $3,000,000        69.9%                     $249,946       1.49 x

                                                                                       Units/
                                                                                      Sq. Ft./                           Later of
                                                                                       Rooms/         Fee Simple/       Year Built/
  #  Property Name (1)                                      Property Type               Pads          Leasehold       Year Renovated
  -  -----------------                                      -------------               ----          ---------       --------------
173  Shadydale Village Mobile Home Park                     Manufactured Housing           214           Fee               1973
174  Park Terrace Shopping Center                           Retail                      24,813           Fee               1987
175  Hanover Village Apartments                             Multifamily                    152           Fee               1972
176  Travelodge Hotel--Seatac                               Hotel                           72           Fee               1994
177  Harlem Furniture                                       Retail                      20,198           Fee               1998
178  Tree Tops Apartments                                   Multifamily                    102           Fee               1983
179  Old Town Place Apartments                              Multifamily                     88           Fee               1984
180  The Meadows Apartments                                 Multifamily                     88           Fee               1971
181  Chapman & Feldner Shopping Center                      Retail                      15,557           Fee               1985
182  BCH Office Building                                    Mixed Use                   38,531           Fee               1977
183  Colonial Pines Mobile Estates                          Manufactured Housing           176           Fee               1995
184  NationsBank Professional Center                        Office                      25,619           Fee               1982
185  Belmeade Office Park                                   Industrial                  58,800           Fee               1983
186  Central Building                                       Mixed Use                   30,804           Fee               1988
187  710 Amsterdam Avenue                                   Multifamily                     18           Fee               1984
188  Sandstone Apartments & Vista North Apartments          Multifamily                     97           Fee               1986
189  Highland Park Place Shopping Center                    Retail                      22,280           Fee               1996
190  Salem Creek Apartment Complex                          Multifamily                     78           Fee               1986
191  Country Greens Apartments                              Multifamily                    116           Fee               1974
192  Quail Ridge Apartments                                 Multifamily                    104           Fee               1996
193  Harold Gilstrap Shopping Center                        Retail                      83,131      Fee/Leasehold          1982
194  Sahara West Plaza                                      Retail                      29,156           Fee               1974
195  Walgreen's                                             Retail                      23,000           Fee               1998
196  Econolodge - Bangor, ME                                Hotel                          127           Fee               1997
197  Comfort Inn - Bangor, ME                               Hotel                           96           Fee               1996
198  Point Clinton                                          Mixed Use                   20,296           Fee               1992
199  Rite-Aid Pharmacy                                      Credit Tenant Lease         11,180           Fee               1998
200  Ravenscroft Apartments                                 Multifamily                     75           Fee               1965
201  Coach Country Corral MHP                               Manufactured Housing            82           Fee               1971
202  Taft and Cleveland Paradise Apartments                 Multifamily                     70           Fee               1969
203  Tyrone Village MHP                                     Manufactured Housing           110           Fee               1970
204  Steamboat Road                                         Multifamily                     29           Fee               1960
205  Kerr Station Village                                   Mixed Use                   37,297           Fee               1987
206  Meadow Run Apartments                                  Multifamily                     96           Fee               1980
207  45 Church Street                                       Office                      24,978           Fee               1997
208  New Brunswick Apartments                               Multifamily                     71           Fee               1932
209  Fiesta RV Resort                                       Other                            0           Fee               1983
210  Cedar Place Office Park                                Office                      29,013           Fee               1986
211  Oak Hollow Mobile Home Park                            Manufactured Housing            88           Fee               1960
212  Centerline Plaza Apartments                            Multifamily                     61           Fee               1970
213  Gottschalk's Department Store                          Retail                      40,000           Fee               1994
214  Southport Place                                        Office                      16,182           Fee               1985
215  Bell Building                                          Office                      25,066           Fee               1997
216  Days Inn - Bangor, ME                                  Hotel                          101      Fee/Leasehold          1996
217  Stratford Shopping Center                              Retail                      31,500           Fee               1997
218  Country Aire Manor                                     Manufactured Housing            69           Fee               1984
219  Corlett Creek Apartments                               Multifamily                     77           Fee               1997
220  Anchor Bay Apartments                                  Multifamily                     58           Fee               1970
221  Tall Pines Shopping Center                             Retail                      50,246           Fee               1982
222  Skyline Professional Building                          Office                      24,881           Fee               1989
223  Southwood Acres MHP                                    Manufactured Housing           101           Fee               1992
224  Nalbert Apartments                                     Multifamily                     34           Fee               1949
225  1220 South University Avenue                           Retail                      20,023           Fee               1986
226  Ware's Van & Storage Co.                               Industrial                  56,600           Fee               1986
227  49 Commerce Drive / 81 Ethan Allen Drive               Industrial                  44,351           Fee               1997
228  3211 Battleground                                      Retail                      10,000           Fee               1997
229  Gardner Building                                       Industrial                  56,400           Fee               1997
230  778 Main Street                                        Office                      28,837           Fee               1988
231  Briarwood Apartments                                   Multifamily                     70           Fee               1974
232  Walton Village Shopping Center                         Retail                      40,849           Fee               1988
233  Rancho Santa Fe Shopping Center                        Retail                      13,727           Fee               1996
234  Winston Place Apartments                               Multifamily                     80           Fee               1975
235  Hondo Park Apartments                                  Multifamily                     67           Fee               1992
236  Allegheny Apartments                                   Multifamily                     54           Fee               1997
237  Huntington North Apartments                            Multifamily                     48           Fee               1973
238  Rite Aid - Yarmouth                                    Credit Tenant Lease         11,180        Leasehold            1998
239  Sylvan Apartments                                      Multifamily                     48           Fee               1997
240  Finger Lakes/Farmington Court Apartments               Multifamily                     64           Fee               1966
241  Woodlake Resort Village Apartments                     Multifamily                     50           Fee               1994
242  Walnut Villas Apartments                               Multifamily                    100           Fee               1971
243  Portsmouth Place Apartments                            Multifamily                     48           Fee               1987
244  70 Warren Avenue                                       Multifamily                     36           Fee               1994
245  Martinsville Plaza                                     Retail                      11,750           Fee               1994
246  Route 66 Business World                                Retail                      21,825           Fee               1994
247  Woodwinds Condominiums                                 Multifamily                     53           Fee               1983
248  College Square Apartments                              Multifamily                     70           Fee               1971
249  Car Engineering Building                               Industrial                  37,000           Fee               1997
250  Executive Townhomes                                    Multifamily                     61           Fee               1978
251  Parkside Place Apartments                              Multifamily                     84           Fee               1997
252  Hartford Crossing Retail Plaza                         Retail                      40,272           Fee               1997
253  Cypress Plaza Shopping Center                          Retail                      91,637           Fee               1967
254  Sarasota Place Apartments                              Multifamily                     48           Fee               1991
255  Clayton Forest Apartments                              Multifamily                     64           Fee               1993
256  Checker Auto Parts Store                               Retail                      14,000           Fee               1998
257  Southpointe Center                                     Retail                      42,648           Fee               1990
258  Maple Court Apartments                                 Multifamily                     34           Fee               1965
259  Crestwood MHP                                          Manufactured Housing            60           Fee               1987
260  Hyde Park Place Apartments                             Multifamily                     60           Fee               1965
261  Allen Medical Office Building                          Office                      15,000           Fee               1984
262  Canyon View Offices                                    Office                      15,531           Fee               1977

               Occupancy
                 Rate at                       Appraised      Cut-off Date                  U/W            U/W
  #             U/W (6)                          Value         LTV Ratio                  NCF (7)        DSCR (8)
  -             -------                          -----         ---------                  -------        --------
173              93.0%                         $2,970,000        70.5%                     $218,298       1.21 x
174              95.0%                         $2,700,000        77.6%                     $224,109       1.35 x
175              100.0%                        $3,450,000        60.7%                     $250,903       1.50 x
176               N/A                          $3,100,000        67.4%                     $301,595       1.57 x
177              100.0%                        $2,800,000        74.6%                     $268,835       1.35 x
178              88.0%                         $4,200,000        49.6%                     $239,256       1.37 x
179              100.0%                        $2,850,000        72.8%                     $267,705       1.56 x
180              92.0%                         $2,630,000        78.2%                     $214,137       1.30 x
181              100.0%                        $2,900,000        68.8%                     $237,244       1.37 x
182              100.0%                        $2,750,000        72.5%                     $235,567       1.39 x
183              80.0%                         $2,890,000        68.9%                     $210,868       1.33 x
184              100.0%                        $2,650,000        73.5%                     $209,516       1.37 x
185              100.0%                        $2,630,000        74.0%                     $226,176       1.36 x
186              100.0%                        $3,000,000        64.1%                     $243,777       1.31 x
187              100.0%                        $2,500,000        76.5%                     $209,662       1.40 x
188              97.0%                         $2,550,000        74.4%                     $212,489       1.49 x
189              100.0%                        $2,450,000        75.3%                     $236,321       1.56 x
190              97.0%                         $2,375,000        77.6%                     $225,165       1.49 x
191              100.0%                        $2,420,000        76.0%                     $234,150       1.48 x
192              94.0%                         $2,410,000        76.1%                     $195,528       1.34 x
193              97.0%                         $2,600,000        69.0%                     $260,497       1.71 x
194              97.0%                         $2,500,000        71.7%                     $218,878       1.47 x
195              100.0%                        $3,400,000        52.7%                     $264,270       1.66 x
196               N/A                          $2,750,000        65.2%                     $264,514       1.64 x
197               N/A                          $2,700,000        66.4%                     $245,290       1.52 x
198              94.0%                         $2,400,000        74.6%                     $211,385       1.22 x
199              100.0%                        $1,960,000        89.1%                     $172,524       1.06 x
200              92.0%                         $2,350,000        74.3%                     $179,789       1.35 x
201              100.0%                        $2,375,000        73.2%                     $198,945       1.32 x
202              100.0%                        $2,180,000        79.7%                     $197,084       1.29 x
203              96.0%                         $2,130,000        79.7%                     $196,751       1.45 x
204              97.0%                         $2,200,000        77.2%                     $198,831       1.35 x
205              91.0%                         $2,650,000        64.1%                     $188,451       1.32 x
206              98.0%                         $2,100,000        80.6%                     $208,972       1.51 x
207              93.0%                         $2,500,000        67.6%                     $205,288       1.37 x
208              97.0%                         $2,425,000        68.9%                     $197,755       1.47 x
209              30.0%                         $2,200,000        74.8%                     $212,765       1.48 x
210              100.0%                        $2,400,000        68.6%                     $183,644       1.39 x
211              99.0%                         $2,300,000        71.5%                     $200,748       1.45 x
212              95.0%                         $2,330,000        70.4%                     $178,938       1.38 x
213              100.0%                        $2,300,000        69.9%                     $195,623       1.37 x
214              100.0%                        $2,150,000        74.3%                     $185,686       1.26 x
215              100.0%                        $2,140,000        74.6%                     $174,229       1.36 x
216               N/A                          $2,285,000        69.8%                     $221,866       1.56 x
217              100.0%                        $2,200,000        72.4%                     $196,996       1.49 x
218              100.0%                        $2,050,000        77.7%                     $164,663       1.27 x
219              99.0%                         $1,960,000        80.3%                     $190,460       1.46 x
220              93.0%                         $2,160,000        72.0%                     $163,121       1.32 x
221              93.0%                         $2,000,000        76.6%                     $217,293       1.49 x
222              98.0%                         $2,050,000        74.3%                     $184,180       1.43 x
223              95.0%                         $2,325,000        65.2%                     $236,617       1.99 x
224              100.0%                        $1,900,000        79.7%                     $185,003       1.41 x
225              92.0%                         $2,350,000        63.7%                     $167,102       1.40 x
226              100.0%                        $2,000,000        74.9%                     $183,158       1.24 x
227              95.0%                         $2,000,000        74.5%                     $215,809       1.35 x
228              100.0%                        $2,000,000        74.3%                     $182,744       1.21 x
229              100.0%                        $2,325,000        63.0%                     $214,245       1.68 x
230              100.0%                        $1,950,000        74.3%                     $156,331       1.30 x
231              99.0%                         $2,050,000        70.6%                     $173,713       1.57 x
232              100.0%                        $3,575,000        40.4%                     $269,224       1.72 x
233              100.0%                        $2,040,000        70.8%                     $153,310       1.24 x
234              96.0%                         $1,850,000        77.6%                     $162,495       1.45 x
235              97.0%                         $2,090,000        68.1%                     $146,241       1.27 x
236              100.0%                        $1,850,000        76.7%                     $156,527       1.39 x
237              100.0%                        $1,878,000        75.3%                     $175,824       1.30 x
238              100.0%                        $1,620,000        87.3%                     $142,495       1.14 x
239              97.0%                         $1,850,000        75.5%                     $179,016       1.64 x
240              98.0%                         $1,900,000        73.5%                     $164,818       1.58 x
241              94.0%                         $1,800,000        77.6%                     $153,811       1.33 x
242              99.0%                         $2,000,000        69.8%                     $167,156       1.53 x
243              100.0%                        $1,750,000        79.6%                     $166,053       1.42 x
244              100.0%                        $1,730,000        79.1%                     $171,244       1.41 x
245              100.0%                        $2,050,000        65.7%                     $134,690       1.26 x
246              100.0%                        $1,800,000        73.4%                     $155,566       1.33 x
247              96.0%                         $2,450,000        53.2%                     $155,449       1.53 x
248              97.0%                         $2,100,000        61.8%                     $177,402       1.94 x
249              100.0%                        $1,750,000        74.2%                     $174,441       1.51 x
250              97.0%                         $2,100,000        61.8%                     $178,812       1.55 x
251              99.0%                         $1,800,000        72.1%                     $164,658       1.34 x
252              97.0%                         $1,760,000        73.5%                     $135,737       1.25 x
253              75.0%                         $5,010,000        25.5%                     $361,394       1.98 x
254              100.0%                        $1,625,000        78.0%                     $155,842       1.40 x
255              94.0%                         $1,600,000        77.9%                     $129,267       1.31 x
256              100.0%                        $2,037,000        60.9%                     $159,183       1.33 x
257              78.0%                         $2,350,000        52.3%                     $212,607       1.35 x
258              100.0%                        $1,650,000        74.1%                     $142,890       1.45 x
259              100.0%                        $1,700,000        71.7%                     $125,378       1.31 x
260              100.0%                        $1,525,000        79.7%                     $166,704       1.74 x
261              100.0%                        $1,950,000        62.1%                     $176,220       1.29 x
262              95.0%                         $1,700,000        70.5%                     $169,489       1.56 x

                                                                                       Units/
                                                                                      Sq. Ft./                           Later of
                                                                                       Rooms/         Fee Simple/       Year Built/
  #  Property Name (1)                                      Property Type               Pads          Leasehold       Year Renovated
  -  -----------------                                      -------------               ----          ---------       --------------
263  Firehouse Square                                       Retail                      21,020           Fee               1988
264  Plymouth Place Plaza                                   Retail                      17,400           Fee               1986
265  Meridian Mobile Estates                                Manufactured Housing            51           Fee               1981
266  Country Mobile Estates                                 Manufactured Housing            78           Fee               1968
267  Village Apartments                                     Multifamily                    100           Fee               1970
268  Ackels Mobile Home Park                                Manufactured Housing           116           Fee               1995
269  Redford Manor Apartments                               Multifamily                     32           Fee               1961
270  Doms Business Park                                     Office                      25,854           Fee               1987
271  Bradfield Creek Townhomes                              Multifamily                     26           Fee               1982
272  San Remo Apartments                                    Multifamily                     16           Fee               1993
273  Consolidated Printing                                  Industrial                  21,600           Fee               1998
274  Knightsbridge Apartments                               Multifamily                     54           Fee               1989
275  Whispering Meadows                                     Multifamily                     31           Fee               1986
276  Buckingham Court Apartments                            Multifamily                     52           Fee               1983
277  Homestead Apartments                                   Multifamily                    100           Fee               1972
278  4th Avenue West Estates                                Manufactured Housing            35           Fee               1996
279  Long Point Plaza Apartments                            Multifamily                     84           Fee               1960
280  Treaty Oaks Apartments                                 Multifamily                     48           Fee               1963
281  Wilshire Estates MHP                                   Manufactured Housing           172           Fee               1972
282  Hollywood Video                                        Retail                       7,000           Fee               1997
283  5 Milk Street                                          Office                      25,106           Fee               1982
284  Cardi Building                                         Office                      20,548           Fee               1985
285  Boulevard of Chevy Chase Apartments                    Multifamily                     14           Fee               1989
286  10 McKinley Street                                     Office                      12,180           Fee               1975
287  Londonaire Townhouses                                  Multifamily                     48           Fee               1998
288  Heon Court Apartments                                  Multifamily                     24           Fee               1997
289  One Cameron Place Shopping Center                      Retail                       8,732           Fee               1986
290  197 U.S. Route One                                     Mixed Use                   22,965           Fee               1974
291  980 Forest Avenue                                      Office                      17,548           Fee               1976
292  Chandler Crossing Apartments                           Multifamily                     46           Fee               1998
293  Kingswood Place Apartments                             Multifamily                     32           Fee               1968
294  4525-4535 McEwen Road                                  Industrial                  36,122           Fee               1996
295  Doms Metroplex Park                                    Industrial                  23,573           Fee               1990
296  Baxter Mills Apartments                                Multifamily                     25           Fee               1995
297  Seven Eleven                                           Retail                       6,500           Fee               1996
298  Royal North Apartments                                 Multifamily                     85           Fee               1997
299  3314 Mount Pleasant Apartments                         Multifamily                     36           Fee               1922
300  Virginia Apartments                                    Multifamily                     31           Fee               1996
301  Pagewood Oval Apartments                               Multifamily                     30           Fee               1997
302  Creekview Condominiums                                 Multifamily                     22           Fee               1984
303  Park Hill Apartments                                   Multifamily                     32           Fee               1986
304  Amherst Gardens                                        Manufactured Housing            53           Fee               1950
305  Arlington Arms Apartments                              Multifamily                     19           Fee               1997
306  Rebecca Apartments                                     Multifamily                     50           Fee               1992
307  Barstow Plaza                                          Retail                      64,874           Fee               1974
308  Fleur de Lis Apartments                                Multifamily                     31           Fee               1973
309  2602 Penny Lane                                        Multifamily                     20           Fee               1995
310  3246 Navarre Avenue                                    Mixed Use                    9,816           Fee               1988
311  Tara Apartments                                        Multifamily                     16           Fee               1980
312  Mark V Apartments                                      Multifamily                     16           Fee               1969
313  Hallmark Apartments                                    Multifamily                     16           Fee               1997
314  Mirage Apartments                                      Multifamily                     18           Fee               1998
315  Main Street Studios                                    Multifamily                      5           Fee               1997
316  Summertree Apartments                                  Multifamily                     48           Fee               1974
317  Prestige State Bank                                    Retail                       3,305           Fee               1997
318  Masonic Temple                                         Mixed Use                   17,074           Fee               1971

               Occupancy
                 Rate at                       Appraised      Cut-off Date                  U/W            U/W
  #             U/W (6)                          Value         LTV Ratio                  NCF (7)        DSCR (8)
  -             -------                          -----         ---------                  -------        --------
263              71.0%                         $1,500,000        79.8%                     $145,895       1.40 x
264              100.0%                        $1,600,000        74.6%                     $142,544       1.36 x
265              100.0%                        $1,630,000        73.3%                     $127,952       1.25 x
266              100.0%                        $2,300,000        50.8%                     $190,203       1.87 x
267              92.0%                         $1,665,000        67.4%                     $152,975       1.53 x
268              99.0%                         $2,500,000        43.9%                     $246,133       2.79 x
269              100.0%                        $1,400,000        78.0%                     $121,735       1.38 x
270              100.0%                        $1,730,000        62.4%                     $131,645       1.37 x
271              100.0%                        $1,540,000        68.0%                     $130,983       1.41 x
272              100.0%                        $1,300,000        79.7%                     $126,351       1.52 x
273              100.0%                        $1,400,000        73.1%                     $135,244       1.41 x
274              100.0%                        $1,260,000        79.3%                     $115,110       1.33 x
275              100.0%                        $1,250,000        79.7%                     $114,626       1.31 x
276              100.0%                        $1,420,000        70.2%                     $121,543       1.47 x
277              100.0%                        $1,300,000        76.6%                     $102,777       1.28 x
278              100.0%                        $1,600,000        62.1%                     $132,903       1.24 x
279              96.0%                         $1,240,000        77.1%                     $123,475       1.33 x
280              92.0%                         $1,300,000        73.0%                     $118,484       1.41 x
281              100.0%                        $1,360,000        69.2%                     $139,610       1.34 x
282              100.0%                        $1,260,000        73.0%                     $114,457       1.28 x
283              100.0%                        $1,775,000        50.6%                     $113,342       1.42 x
284              100.0%                        $1,300,000        69.2%                     $106,667       1.34 x
285              100.0%                        $1,150,000        77.9%                      $95,177       1.30 x
286              93.0%                         $1,160,000        73.2%                      $96,493       1.28 x
287              92.0%                         $1,100,000        77.1%                      $97,434       1.54 x
288              100.0%                        $1,060,000        79.0%                     $101,399       1.42 x
289              100.0%                        $1,160,000        71.0%                      $98,433       1.35 x
290              100.0%                        $1,100,000        74.8%                     $101,481       1.41 x
291              91.0%                         $1,130,000        71.4%                      $89,544       1.26 x
292              98.0%                         $1,000,000        79.7%                      $94,648       1.34 x
293              100.0%                        $1,150,000        68.0%                      $95,122       1.23 x
294              100.0%                        $1,140,000        65.7%                      $90,309       1.33 x
295              100.0%                        $1,330,000        56.3%                      $89,803       1.35 x
296              92.0%                           $925,000        79.8%                      $92,454       1.42 x
297              100.0%                          $985,000        73.4%                      $84,552       1.36 x
298              98.0%                           $980,000        73.5%                      $92,310       1.37 x
299              100.0%                          $950,000        74.5%                      $87,541       1.35 x
300              100.0%                          $880,000        79.5%                      $87,729       1.43 x
301              100.0%                          $960,000        70.1%                      $86,977       1.48 x
302              100.0%                          $790,000        79.6%                      $80,206       1.44 x
303              100.0%                          $940,000        65.3%                      $72,749       1.58 x
304              100.0%                        $1,000,000        59.9%                      $94,905       1.82 x
305              100.0%                          $740,000        78.9%                      $66,559       1.34 x
306              92.0%                           $700,000        74.5%                      $72,425       1.32 x
307              85.0%                         $2,000,000        25.0%                     $107,050       2.34 x
308              100.0%                          $625,000        79.7%                      $60,581       1.27 x
309              100.0%                          $605,000        79.8%                      $61,456       1.40 x
310              100.0%                          $610,000        74.8%                      $51,751       1.28 x
311              100.0%                          $630,000        71.2%                      $54,332       1.26 x
312              100.0%                          $560,000        74.8%                      $49,057       1.29 x
313              100.0%                          $510,000        78.2%                      $51,245       1.37 x
314              100.0%                          $485,000        79.7%                      $46,134       1.28 x
315              100.0%                          $600,000        63.2%                      $42,386       1.28 x
316              96.0%                           $525,000        70.4%                      $46,162       1.31 x
317              100.0%                          $500,000        71.9%                      $42,660       1.26 x
318              94.0%                           $560,000        62.4%                      $44,497       1.40 x


Total/Weighted Average                   1988                                        95.9%
                                         ================================================================================
Maximum:                                 1998       100.0%         7473203281.0%    100.0%          100.0%           0.0%
Minimum:                                 1922        30.0%                  0.0%      0.0%           30.0%           0.0%


Total/Weighted Average             $  16,922,329                   71.6%           55.1%           $1,443,634            1.45 x
                                   =============================================================================================
Maximum:                           $ 105,000,000      $ -          91.1%           75.5%          $ 8,387,294            2.79 x
Minimum:                                $ 95,000      $ -          25.0%            0.0%             $ 11,043            1.06 x

(1A) The Mortgage Loans secured by 250 South Clinton Street, GATX Warehouse, 1001 and 1011 Airport Industrial Park, Northeast Industrial Building # 21, 507 Plum Street, Zanesville, Northeast Industrial Building # 8, Northeast Industrial Building # 22, 4, 5 & 8 Marway Circle, Marysville and One Clinton Square, respectively, are cross-collateralized and cross-defaulted.

(1B) The Mortgage Loans secured by The Center at Rancho Niguel and The Edwards Center at Rancho Niguel, respectively, are cross-collateralized and cross-defaulted.

(1C) The Mortgage Loans secured by Rivertree Court Shopping Center, Woodland Heights Shopping Center, Winnetka Commons Shopping Center, Berwyn Plaza Shopping Center and Walgreen's Store, respectively, are cross-collateralized and cross-defaulted. Such Mortgage Loans require payments of interest only for their entire terms.

(1D) The Mortgage Loans secured by Blue Ash Portfolio, Springdale Office Center, Executive Center East and McDonald's, respectively, are cross-collateralized and cross-defaulted.

(1E) The Mortgage Loans secured by Storage Box / Stowaway Storage and Maplewood Mobile Estates, respectively, are cross-collateralized and cross-defaulted.

(1F) The Mortgage Loans secured by Run in Foods DP #4, Run in Foods Unit DP #7, Run in Foods #401, Run in Foods #406, Run in Foods #402, Run in Foods #403, Run in Foods # 404, Run in Foods Unit #410, respectively, are cross-collateralized and cross-defaulted. The appraised value of each such Mortgage Loan includes as estimated enterprise value and an appraised real estate value.

       The aggregate of the appraised real estate values of such Mortgage Loans is $12,240,000.

(1G) The Mortgage Loans secured by Super 8-Midtown, Super 8-East and Super 8-West, respectively, are cross-collateralized and cross-defaulted.

(1H) The Mortgage Loans secured by Mission Industrial Park and Jurupa Business Park, respectively, are cross-collateralized and cross-defaulted.

(1I) The Mortgage Loans secured by St. Charles Apartments and St. James Apartments, respectively, are cross-collateralized and cross-defaulted.

(2) Embassy Crossing has an interest only period of 24 months from origination and thereafter is scheduled to amortize over 336 months.

(3) Green's Corner Shopping Center has an interest only period of 24 months from origination and thereafter is scheduled to amortize over 336 months.

(4) Windlands Shopping Center has an interest only period of 24 months from origination and thereafter is scheduled to amortize over 336 months.

(5) The Mortgage Loan secured by Rite-Aid of Maine, Inc. provides for an increase in the amount of the monthly payment to $24,426.87 in July 2008. The Underwritten DSCR presented herein with respect to the mortgage loan is based on monthly payment in effect as of December 1, 1998.

(6)    Does not include any Mortgage Loans secured by hotel properties.

(7) Underwriting NCF reflects the Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(8) In the case of Rivertree Court Shopping Center, Woodland Heights Shopping Center, Winnetka Commons Shopping Center, Berwyn Plaza Shopping Center, Walgreen's Store, Embassy Crossing, Green's Corner Shopping Center and Windlands Shopping Center the U/W DSCR is based on the amount of the monthly payments in effect during the interest only period.

                             Mortgage Loans by State



                                                                                                               Weighted
                                                  Aggregate       Percentage of             Aggregate           Average
                                  Number         Cut-off Date        Initial                Appraised        Cut-off Date
State                            of Loans         Balance (1)      Pool Balance               Value            LTV Ratio
-------------------------------------------------------------------------------------------------------------------------------
New York                            19         $   154,641,881         13.5%              $ 208,145,000           74.5%
California                          40             146,120,586         12.7%                215,490,000           70.4%
Texas                               49             126,540,415         11.0%                169,520,000           75.1%
Florida                             28             124,437,537         10.8%                162,755,000           76.5%
Illinois                            19             114,847,294         10.0%                176,785,000           66.9%
Alabama                              8              41,387,710         3.6%                  61,650,000           68.3%
Ohio                                 8              35,190,077         3.1%                  48,370,000           73.0%
Michigan                            15              33,445,788         2.9%                  46,560,000           73.9%
Georgia                             10              32,095,046         2.8%                  43,160,000           74.5%
New Jersey                          15              30,067,386         2.6%                  45,175,000           67.3%
Delaware                             3              25,063,708         2.2%                  38,375,000           65.3%
Nevada                               7              24,458,829         2.1%                  44,150,000           58.5%
Indiana                              6              24,246,029         2.1%                  39,400,000           62.1%
Maine                               12              20,199,567         1.8%                  28,258,000           72.8%
Kentucky                             2              18,677,296         1.6%                  25,550,000           73.3%
Virginia                             6              15,792,365         1.4%                  21,465,000           73.6%
Maryland                             5              15,453,506         1.3%                  20,010,000           77.3%
Washington                          10              15,286,618         1.3%                  21,955,000           70.5%
Tennessee                            3              14,279,115         1.2%                  19,745,000           72.5%
Colorado                             3              13,298,622         1.2%                  23,037,000           60.8%
North Carolina                       6              12,895,856         1.1%                  19,495,000           67.6%
New Hampshire                       10              11,659,314         1.0%                  15,205,000           77.4%
New Mexico                           4              11,508,552         1.0%                  20,461,000           57.9%
Connecticut                          4               9,965,187         0.9%                  14,180,000           70.5%
Pennsylvania                         2               9,368,492         0.8%                  12,550,000           75.6%
Missouri                             2               8,948,338         0.8%                  11,300,000           79.2%
Minnesota                            3               8,442,343         0.7%                  12,850,000           67.7%
Massachusetts                        2               8,353,069         0.7%                  11,330,000           73.7%
Kansas                               2               8,212,836         0.7%                  11,100,000           74.0%
South Carolina                       3               7,474,564         0.7%                   9,526,000           78.5%
Arkansas                             1               6,336,379         0.6%                  10,900,000           58.1%
Alaska                               2               6,224,117         0.5%                   8,588,000           72.5%
Wisconsin                            2               5,782,263         0.5%                   9,100,000           63.5%
Louisiana                            3               3,087,389         0.3%                   3,925,000           78.8%
Oregon                               1               2,347,823         0.2%                   3,300,000           71.1%
Vermont                              1               1,490,301         0.1%                   2,000,000           74.5%
Rhode Island                         1               1,294,855         0.1%                   1,760,000           73.5%
District of Columbia                 1                 707,854         0.1%                     950,000           74.5%
                               ------------------------------------------------------------------------------------------------
Total/Weighted Average:             318        $ 1,149,628,904       100.0%             $ 1,638,075,000           71.6%
                               ================================================================================================




                                                                        Weighted
                                                                         Average              Weighted
                                                      Weighted          Occupancy             Average
                                   Aggregate           Average           Rate at            Year Built/
State                             U/W NCF (2)         U/W DSCR           U/W (3)           Renovated (4)
---------------------------------------------------------------------------------------------------------
New York                         $ 17,859,305           1.38 x            96.6%                 1992
California                         17,555,913           1.44              97.2%                 1987
Texas                              14,582,045           1.38              95.5%                 1989
Florida                            14,298,174           1.35              93.5%                 1989
Illinois                           15,747,360           1.67              97.0%                 1982
Alabama                             5,435,689           1.38              90.6%                 1989
Ohio                                4,214,131           1.46              96.6%                 1991
Michigan                            4,007,915           1.46              96.1%                 1988
Georgia                             3,617,926           1.32              96.1%                 1990
New Jersey                          3,588,826           1.36              95.5%                 1983
Delaware                            3,762,951           1.78              95.0%                 1997
Nevada                              3,845,644           1.84              94.2%                 1984
Indiana                             3,197,871           1.57              89.4%                 1987
Maine                               2,466,521           1.34              99.2%                 1992
Kentucky                            2,575,287           1.56             100.0%                 1986
Virginia                            1,812,860           1.41              95.8%                 1989
Maryland                            1,725,680           1.37              96.4%                 1987
Washington                          1,941,817           1.45              96.6%                 1982
Tennessee                           1,848,783           1.42              99.3%                 1990
Colorado                            1,535,085           1.35              84.4%                 1991
North Carolina                      1,471,987           1.34              94.8%                 1989
New Hampshire                       1,553,062           1.54              99.0%                 1989
New Mexico                          1,821,243           1.74              99.0%                 1994
Connecticut                         1,271,298           1.43              96.6%                 1989
Pennsylvania                        1,063,928           1.37             100.0%                 1987
Missouri                            1,069,982           1.51              96.5%                 1993
Minnesota                           1,058,693           1.64              98.0%                 1993
Massachusetts                         911,549           1.28             100.0%                 1995
Kansas                                896,468           1.29              96.0%                 1989
South Carolina                        864,272           1.33              98.5%                 1983
Arkansas                              875,698           1.58             100.0%                 1980
Alaska                                822,781           1.58              96.7%                 1991
Wisconsin                             755,262           1.63              95.4%                 1981
Louisiana                             340,982           1.29              99.5%                 1978
Oregon                                253,374           1.44             100.0%                 1962
Vermont                               215,809           1.35              95.0%                 1997
Rhode Island                          135,737           1.25              97.0%                 1997
District of Columbia                   87,541           1.35             100.0%                 1922
                              ---------------------------------------------------------------------------
Total/Weighted Average:          $141,089,449           1.45 x            95.9%                 1988
                              ===========================================================================

(1)  Assumes a Cut-off Date of December 1, 1998.

(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(3)  Does not reflect any Mortgage Loans secured by hotel properties.

(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                 Mortgage Loans by Property Type


                                                                                         Weighted
                                         Aggregate     Percentage of     Aggregate        Average        Weighted      Weighted
                           Number       Cut-off Date     Initial         Appraised     Cut-off Date      Aggregate      Average
Property Type             of Loans      Balance (1)    Pool Balance        Value         LTV Ratio      U/W NCF (2)    U/W DSCR
------------------------------------------------------------------------------------------------------------------------------------
Multifamily                  114      $  321,935,877       28.0%      $  434,050,000       74.7%     $   36,981,702       1.41 x
Retail                        65         230,884,666       20.1%         339,937,000       70.5%         28,616,990       1.51
Office                        39         225,732,494       19.6%         311,668,000       72.7%         25,981,869       1.37
Hotel                         28         156,034,952       13.6%         247,545,000       64.5%         23,528,964       1.65
Industrial                    25          85,001,549        7.4%         114,860,000       74.8%         10,083,735       1.38
Mixed Use                     13          59,493,273        5.2%          88,075,000       69.8%          6,930,180       1.36
Manufactured Housing          19          37,923,023        3.3%          57,250,000       68.4%          4,796,742       1.55
Other                         11          20,720,678        1.8%          29,950,000       69.3%          2,880,980       1.49
Self Storage                   1           6,133,110        0.5%           8,300,000       73.9%            725,163       1.35
Credit Tenant Lease            3           5,769,282        0.5%           6,440,000       89.6%            563,124       1.11
                          ----------------------------------------------------------------------------------------------------------
Total/Weighted Average:      318      $1,149,628,904      100.0%      $1,638,075,000       71.6%     $  141,089,449      1.45 x
                          ==========================================================================================================
                            Weighted
                             Average    Weighted
                            Occupancy    Average
                             Rate at    Year Built/
Property Type                 U/W (3)  Renovated (4)
----------------------------------------------------
Multifamily                    96.1%       1984
Retail                         95.8%       1990
Office                         95.0%       1992
Hotel                           N/A        1991
Industrial                     98.5%       1989
Mixed Use                      97.7%       1990
Manufactured Housing           97.6%       1975
Other                          86.4%       1986
Self Storage                   83.0%       1995
Credit Tenant Lease           100.0%       1998
                          --------------------------
Total/Weighted Average:        95.9%       1988
                          ==========================

(1)  Assumes a Cut-off Date of December 1, 1998.

(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(3)  Does not reflect any Mortgage Loans secured by hotel properties.

(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                       Underwriting Debt Service Coverage Ratios

                                                                                               Weighted
                                           Aggregate        Percentage of      Aggregate       Average
        Range of               Number     Cut-off Date         Initial        Appraised      Cut-off Date      Aggregate
        U/W DSCRs             of Loans     Balance (1)      Pool Balance        Value         LTV Ratio       U/W NCF (2)
----------------------------------------------------------------------------------------------------------------------------
1.060 x    -      1.190             4    $    7,358,253          0.6%      $     8,340,000      88.3%        $     726,291
 1.200     -      1.290            52       165,424,376         14.4%          224,196,000      74.3%           18,289,253
 1.300     -      1.390           103       444,494,116         38.7%          614,036,000      73.4%           49,683,592
 1.400     -      1.490            71       207,079,613         18.0%          279,960,000      74.4%           24,617,293
 1.500     -      1.590            41       138,197,437         12.0%          194,618,000      71.6%           18,773,135
 1.600     -      1.690            17        75,268,173          6.5%          113,360,000      66.8%           10,706,760
 1.700     -      1.790             8        43,476,914          3.8%           71,100,000      61.9%            6,633,276
 1.800     -      1.890             6        14,068,507          1.2%           21,980,000      64.7%            2,143,400
 1.900     -      1.990             6        16,100,202          1.4%           29,485,000      58.7%            2,836,564
 2.000     -      2.790 x          10        38,161,313          3.3%           81,000,000      48.9%            6,679,885
                                  ------------------------------------------------------------------------------------------
        Total/Weighted Average:   318    $1,149,628,904        100.0%      $ 1,638,075,000      71.6%        $ 141,089,449
                                  ==========================================================================================
                                                         Average           Weighted
                                           Weighted     Occupancy          Average
        Range of                            Average       Rate at         Year Built/
        U/W DSCRs                          U/W DSCR      U/W (3)         Renovated (4)
--------------------------------------------------------------------------------------
1.060 x    -      1.190                     1.11 x        100.0%              1998
 1.200     -      1.290                        1.26        96.4%              1988
 1.300     -      1.390                        1.34        95.3%              1990
 1.400     -      1.490                        1.44        95.9%              1986
 1.500     -      1.590                        1.54        98.0%              1986
 1.600     -      1.690                        1.63        94.6%              1985
 1.700     -      1.790                        1.76        98.9%              1995
 1.800     -      1.890                        1.83        96.3%              1981
 1.900     -      1.990                        1.94        90.4%              1987
 2.000     -      2.790 x                      2.32        97.5%              1987
                                  ----------------------------------------------------
        Total/Weighted Average:             1.45 x         95.9%              1988
                                  ====================================================

Maximum Underwriting DSCR:                         2.79 x
Minimum Underwriting DSCR:                         1.06 x
Wtd. Avg. Underwriting DSCR:                       1.45 x

(1)  Assumes a Cut-off Date of December 1, 1998.

(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E. `

(3)  Does not reflect any Mortgage Loans secured by hotel properties.

(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.


               Cut-off Date Loan-to-Value Ratios

                                                                                               Weighted
        Range of                           Aggregate        Percentage of      Aggregate       Average
      Cut-off Date             Number     Cut-off Date         Initial        Appraised      Cut-off Date      Aggregate
       LTV Ratios             of Loans     Balance (1)      Pool Balance        Value         LTV Ratio       U/W NCF (2)
----------------------------------------------------------------------------------------------------------------------------
25.00%     -      50.00%           14    $   34,242,096           3.0%    $    83,785,000      41.9%        $  5,587,542
50.01%     -      60.00%           23        94,627,546           8.2%        168,285,000      56.3%          13,787,284
60.01%     -      70.00%           67       195,270,856          17.0%        294,742,000      66.4%          26,571,902
70.01%     -      75.00%          108       398,880,958          34.7%        550,719,000      72.4%          47,542,603
75.01%     -      80.00%           97       383,819,756          33.4%        488,244,000      78.6%          43,078,548
80.01%            85.00%            6        37,018,411           3.2%         45,860,000      80.7%           3,958,446
85.01%     -      91.20%            3         5,769,282           0.5%          6,440,000      89.6%             563,124
                                --------------------------------------------------------------------------------------------
       Total/Weighted Average:    318    $1,149,628,904         100.0%    $ 1,638,075,000      71.6%        $141,089,449
                                ============================================================================================
                                                        Weighted
                                                         Average           Weighted
          Range of                         Weighted     Occupancy          Average
        Cut-off Date                       Average       Rate at         Year Built/
         LTV Ratios                        U/W DSCR      U/W (3)         Renovated (4)
--------------------------------------------------------------------------------------
25.00%     -      50.00%                    1.90 x         94.0%              1985
50.01%     -      60.00%                       1.76        93.8%              1989
60.01%     -      70.00%                       1.54        97.0%              1987
70.01%     -      75.00%                       1.40        95.2%              1989
75.01%     -      80.00%                       1.36        96.2%              1988
80.01%            85.00%                       1.37        99.5%              1988
85.01%     -      91.20%                       1.11       100.0%              1998
                                            ------------------------------------------
       Total/Weighted Average:              1.45 x         95.9%              1988
                                            ==========================================

Maximum Cut-off Date LTV Ratio:            91.1%
Minimum Cut-off Date LTV Ratio:            25.0%
Wtd. Avg. Cut-off Date LTV Ratio:          71.6%

(1)  Assumes a Cut-off Date of December 1, 1998.

(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(3)  Does not reflect any Mortgage Loans secured by hotel properties.

(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

        Original Amortization Terms (1)


    Range of                                                                                         Weighted
    Original                                 Aggregate       Percentage of         Aggregate          Average
  Amortization                Number        Cut-off Date        Initial            Appraised       Cut-off Date        Aggregate
 Terms (Months)              of Loans       Balance (2)       Pool Balance           Value           LTV Ratio        U/W NCF (3)
------------------------------------------------------------------------------------------------------------------------------------
120    -    239                 15        $   39,590,321          3.4%          $   66,770,000         62.2%        $   6,084,866
240    -    299                 38            95,180,501          8.3%             144,176,000         68.0%           13,739,430
300    -    311                122           404,865,265         35.2%             585,928,000         70.0%           50,488,831
312    -    360                138           584,992,818         50.9%             791,251,000         74.7%           66,708,466
                              ------------------------------------------------------------------------------------------------------
  Total/Weighted Average:      313        $1,124,628,904         97.8%          $1,588,125,000         72.0%        $ 137,021,593
                              ======================================================================================================
                                                   Weighted
    Range of                                        Average              Weighted
    Original                          Weighted     Occupancy             Average
  Amortization                        Average       Rate at            Year Built/
 Terms (Months)                       U/W DSCR      U/W (4)           Renovated (5)
-------------------------------------------------------------------------------------
120    -    239                       1.42 x        96.8%                 1991
240    -    299                         1.50        99.2%                 1989
300    -    311                         1.45        96.0%                 1991
312    -    360                         1.41        95.4%                 1986
                             --------------------------------------------------------
  Total/Weighted Average:             1.43 x        95.8%                 1988
                             ========================================================

Maximum Original Amortization Term (Months):           360
Minimum Original Amortization Term (Months):           120
Wtd. Avg. Original Amortization Term (Months):         322

(1) Excludes Mortgage Loans that require payment of interest only until maturity.

(2)  Assumes a Cut-off Date of December 1, 1998.

(3) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(4)  Does not reflect any Mortgage Loans secured by hotel properties.

(5) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                      Original Terms to Stated Maturity (1)


                                                                                                    Weighted
      Range of                              Aggregate       Percentage of         Aggregate         Average
   Original Terms            Number        Cut-off Date        Initial            Appraised       Cut-off Date        Aggregate
to Maturity (Months)        of Loans       Balance (2)       Pool Balance           Value           LTV Ratio        U/W NCF (3)
------------------------------------------------------------------------------------------------------------------------------------
 60     -      108              4         $    14,617,313          1.3%         $   20,100,000         74.6%        $  1,697,612
109     -      120            267             995,285,463         86.6%          1,406,119,000         72.0%         120,442,839
121     -      204             29              84,611,776          7.4%            125,226,000         68.6%          11,144,637
205     -      300             18              55,114,352          4.8%             86,630,000         66.9%           7,804,361
                            --------------------------------------------------------------------------------------------------------
  Total/Weighted Average:     318         $ 1,149,628,904        100.0%         $1,638,075,000         71.6%        $141,089,449
                            ========================================================================================================

                                                   Weighted
    Range of                                        Average              Weighted
    Original                          Weighted     Occupancy             Average
  Amortization                        Average       Rate at            Year Built/
 Terms (Months)                       U/W DSCR      U/W (4)           Renovated (5)
-------------------------------------------------------------------------------------
 60     -      108                  1.32 x        91.1%                 1984
109     -      120                    1.45        95.7%                 1988
121     -      204                    1.44        97.8%                 1990
205     -      300                    1.51        99.4%                 1995
                                 ----------------------------------------------------
  Total/Weighted Average:           1.45 x        95.9%                 1988
                                 ====================================================

Maximum Original Term to Maturity (Months):       300
Minimum Original Term to Maturity (Months):        60
Wtd. Avg. Original Term to Maturity (Months):     130


(1) In the case of the Anticipated Repayment Date loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.

(2)  Assumes a Cut-off Date of December 1, 1998.

(3) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(4)  Does not reflect any Mortgage Loans secured by hotel properties.

(5) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

               Remaining Amortization Terms (1)


                                                                                                     Weighted
                                                   Aggregate       Percentage of     Aggregate        Average
 Range of Remaining             Number            Cut-off Date         Initial       Appraised      Cut-off Date        Aggregate
Amort. Terms (Months)          of Loans            Balance (2)      Pool Balance       Value         LTV Ratio          U/W NCF (3)
------------------------------------------------------------------------------------------------------------------------------------
117       -       176              4            $     6,183,504          0.5%      $  13,010,000       54.4%          $   1,147,201
177       -       236             25                 59,051,371          5.1%          89,792,000      67.1%              8,522,449
237       -       272             22                 65,346,969          5.7%         101,494,000      66.8%              9,589,439
273       -       296             34                131,529,530         11.4%         191,150,000      70.2%             16,529,217
297       -       332             91                278,523,651         24.2%         402,688,000      69.8%             34,639,931
333       -       355             45                206,881,992         18.0%         272,151,000      76.2%             22,769,586
356       -       360             92                377,111,888         32.8%         517,840,000      73.9%             43,823,770
                               -----------------------------------------------------------------------------------------------------
      Total/Weighted Average:    313            $ 1,124,628,904         97.8%      $1,588,125,000      72.0%          $ 137,021,593
                               =====================================================================================================
                                                  Weighted
                                                   Average              Weighted
                                    Weighted      Occupancy             Average
 Range of Remaining                 Average        Rate at            Year Built/
Amort. Terms (Months)               U/W DSCR       U/W (4)           Renovated (5)
-------------------------------------------------------------------------------------
117       -       176                1.44 x         90.5%                 1979
177       -       236                   1.41        99.2%                 1993
237       -       272                   1.54        99.1%                 1987
273       -       296                   1.43        95.9%                 1990
297       -       332                   1.45        96.1%                 1991
333       -       355                   1.35        93.7%                 1988
356       -       360                   1.45        96.3%                 1985
                              -------------------------------------------------------
      Total/Weighted Average:        1.43 x         95.8%                 1988
                              =======================================================

Maximum Remaining Amortization Term (Months):              359
Minimum Remaining Amortization Term (Months):              117
Wtd. Avg. Remaining Amortization Term (Months):            319


(1) Excludes Mortgage Loans that require payment of interest only until maturity.

(2)  Assumes a Cut-off Date of December 1, 1998.

(3) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(4)  Does not reflect any Mortgage Loans secured by hotel properties.

(5) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                     Remaining Terms to Stated Maturity (1)


                                                                                                       Weighted
                                              Aggregate        Percentage of        Aggregate           Average
  Range of Remaining Terms      Number      Cut-off Date          Initial           Appraised        Cut-off Date         Aggregate
to Stated Maturity (Months)    of Loans      Balance (2)       Pool Balance           Value            LTV Ratio         U/W NCF (3)
------------------------------------------------------------------------------------------------------------------------------------
 55       -        90              4       $    14,617,313             1.3%       $   20,100,000         74.6%          $  1,697,612
 91       -       126            267           995,285,463            86.6%        1,406,119,000         72.0%           120,442,839
127       -       162              4            10,070,557             0.9%           16,015,000         63.5%             1,385,431
163       -       186             24            72,296,241             6.3%          105,211,000         69.7%             9,425,460
187       -       300             19            57,359,329             5.0%           90,630,000         66.5%             8,138,107
                               -----------------------------------------------------------------------------------------------------
      Total/Weighted Average:    318       $ 1,149,628,904           100.0%       $1,638,075,000         71.6%          $141,089,449
                               =====================================================================================================
                                                         Weighted
                                                          Average              Weighted
                                        Weighted         Occupancy             Average
  Range of Remaining Terms               Average          Rate at            Year Built/
to Stated Maturity (Months)             U/W DSCR          U/W (4)           Renovated (5)
--------------------------------------------------------------------------------------------
 55       -        90                     1.32 x           91.1%                 1984
 91       -       126                       1.45           95.7%                 1988
127       -       162                       1.34           97.3%                 1991
163       -       186                       1.44           97.8%                 1989
187       -       300                       1.52           99.5%                 1995
                               -------------------------------------------------------------
      Total/Weighted Average:             1.45 x           95.9%                 1988
                               =============================================================

Maximum Remaining Term to Maturity (Months):              298
Minimum Remaining Term to Maturity (Months):               55
Wtd. Avg. Remaining Term to Maturity (Months):            126


(1) In the case of the Anticipated Repayment Date loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.

(2)  Assumes a Cut-off Date of December 1, 1998.

(3) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(4)  Does not reflect any Mortgage Loans secured by hotel properties.

(5) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                                 Mortgage Rates


                                                                                                                          Weighted
                                                          Aggregate         Percentage of             Aggregate           Average
             Range of                  Number            Cut-off Date          Initial                Appraised         Cut-off Date
          Mortgage Rates              of Loans           Balance (1)        Pool Balance                Value             LTV Ratio
------------------------------------------------------------------------------------------------------------------------------------
    5.780%       -      6.499%           13            $    23,059,334          2.0%              $    31,983,000           73.4%
    6.500%       -      6.749%           20                 90,479,254          7.9%                  123,370,000           74.6%
    6.750%       -      6.999%           69                355,295,324         30.9%                  491,821,000           72.8%
    7.000%       -      7.249%           89                296,818,463         25.8%                  451,616,000           68.3%
    7.250%       -      7.499%           57                199,005,046         17.3%                  281,885,000           71.4%
    7.500%       -      7.999%           53                164,884,709         14.3%                  230,235,000           72.9%
    8.000%       -      8.520%           17                 20,086,774          1.7%                   27,165,000           74.1%
                                   -------------------------------------------------------------------------------------------------
Total/Weighted Average:                 318            $ 1,149,628,904        100.0%              $ 1,638,075,000           71.6%
                                   =================================================================================================
                                                                              Weighted
                                                                              Average              Weighted
                                                                Weighted     Occupancy             Average
             Range of                      Aggregate            Average       Rate at            Year Built/
          Mortgage Rates                   U/W NCF (2)           U/W DSCR      U/W (3)           Renovated (4)
--------------------------------------------------------------------------------------------------------------
    5.780%       -      6.499%            $  2,762,047            1.56 x        97.7%                 1980
    6.500%       -      6.749%              10,183,590              1.44        97.9%                 1987
    6.750%       -      6.999%              41,475,746              1.40        95.6%                 1991
    7.000%       -      7.249%              37,504,976              1.53        94.8%                 1988
    7.250%       -      7.499%              25,687,034              1.45        94.8%                 1988
    7.500%       -      7.999%              20,668,710              1.44        97.7%                 1985
    8.000%       -      8.520%               2,807,346              1.42        98.2%                 1987
                                   ---------------------------------------------------------------------------
Total/Weighted Average:                   $141,089,449            1.45 x        95.9%                 1988
                                   ===========================================================================

Maximum Mortgage Rate:                      8.520%  per annum
Minimum Mortgage Rate:                      5.780%  per annum
Wtd. Avg. Mortgage Rate:                    7.120%  per annum

(1)  Assumes a Cut-off Date of December 1, 1998.

(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(3)  Does not reflect any Mortgage Loans secured by hotel properties.

(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.


                            Cut-off Date Balances (1)


                                                                                                           Weighted
                                                      Aggregate       Percentage of        Aggregate       Average
           Range of                   Number        Cut-off Date        Initial           Appraised      Cut-off Date    Aggregate
     Cut-off Date Balances           of Loans       Balance (1)       Pool Balance           Value        LTV Ratio     U/W NCF (2)
------------------------------------------------------------------------------------------------------------------------------------
$    66,772    -          749,999       31        $    16,496,213          1.4%         $    25,795,000     68.0%      $   2,199,027
    750,000    -        1,249,999       44             44,866,265          3.9%              66,422,000     69.4%          5,939,645
  1,250,000    -        1,999,999       80            127,750,257         11.1%             182,198,000     71.8%         15,606,555
  2,000,000    -        2,999,999       52            128,521,172         11.2%             183,475,000     71.1%         15,720,143
  3,000,000    -        3,999,999       28             97,837,443          8.5%             139,075,000     72.3%         11,957,236
  4,000,000    -        4,999,999       18             82,124,985          7.1%             127,640,000     66.5%         10,664,469
  5,000,000    -        5,999,999       21            113,363,223          9.9%             162,740,000     71.4%         14,077,689
  6,000,000    -        9,999,999       28            200,511,124         17.4%             285,450,000     71.6%         23,484,082
 10,000,000    -       14,999,999        5             60,847,618          5.3%              80,580,000     75.7%          6,717,733
 15,000,000    -       19,999,999        5             91,281,760          7.9%             126,500,000     73.5%         11,726,733
 20,000,000    -       24,999,999        5            111,296,811          9.7%             153,200,000     73.1%         14,608,843
 25,000,000    -      $75,000,000        1             74,732,033          6.5%             105,000,000     71.2%          8,387,294
                                     -----------------------------------------------------------------------------------------------
Total/Weighted Average:                318        $ 1,149,628,904        100.0%         $ 1,638,075,000     71.6%      $ 141,089,449
                                     ===============================================================================================






                                                             Weighted
                                                              Average              Weighted
                                                 Weighted    Occupancy             Average
           Range of                              Average      Rate at            Year Built/
     Cut-off Date Balances                      U/W DSCR      U/W (3)           Renovated (4)
---------------------------------------------------------------------------------------------
$    66,772    -          749,999                1.51 x        98.6%                 1984
    750,000    -        1,249,999                  1.47        97.2%                 1983
  1,250,000    -        1,999,999                  1.42        96.5%                 1985
  2,000,000    -        2,999,999                  1.45        95.9%                 1986
  3,000,000    -        3,999,999                  1.46        96.4%                 1987
  4,000,000    -        4,999,999                  1.50        97.6%                 1992
  5,000,000    -        5,999,999                  1.48        96.3%                 1987
  6,000,000    -        9,999,999                  1.39        94.0%                 1990
 10,000,000    -       14,999,999                  1.36        94.8%                 1988
 15,000,000    -       19,999,999                  1.60        97.9%                 1990
 20,000,000    -       24,999,999                  1.53        95.6%                 1986
 25,000,000    -      $75,000,000                  1.33        95.0%                 1997
                                     --------------------------------------------------------
Total/Weighted Average:                          1.45 x        95.9%                 1988
                                     ========================================================

Maximum Cut-off Date Balance:           $74,732,033
Minimum Cut-off Date Balance:               $66,773
Average Cut-off Date Balance:            $3,615,185

(1)  Assumes a Cut-off Date of December 1, 1998.

(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(3)  Does not reflect any Mortgage Loans secured by hotel properties.

(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                         Years Built/Years Renovated (1)


                                                                                                            Weighted
          Range of                                    Aggregate         Percentage of       Aggregate        Average
           Years                       Number        Cut-off Date          Initial          Appraised     Cut-off Date
      Built/Renovated                 of Loans       Balance (2)        Pool Balance          Value         LTV Ratio
--------------------------------------------------------------------------------------------------------------------------
1922          -         1950              4         $     4,492,611          0.4%        $     6,275,000      72.2%
1951          -         1960              3               4,298,780          0.4%              5,740,000      75.0%
1961          -         1970             23              43,605,813          3.8%             65,301,000      69.8%
1971          -         1980             50             158,230,236         13.8%            228,683,000      70.7%
1981          -         1990            102             377,075,250         32.8%            539,253,000      71.6%
1991          -         1998            136             561,926,214         48.9%            792,823,000      71.9%
                                   ---------------------------------------------------------------------------------------
      Total/Weighted Average:           318         $ 1,149,628,904        100.0%        $ 1,638,075,000      71.6%
                                   =======================================================================================

                                                                               Weighted
                                                                                Average        Weighted
          Range of                                               Weighted      Occupancy        Average
           Years                              Aggregate          Average        Rate at       Year Built/
      Built/Renovated                        U/W NCF (3)         U/W DSCR        U/W (4)     Renovated (1)
----------------------------------------------------------------------------------------------------------
1922          -         1950                $     565,204         1.48 x         98.9%           1939
1951          -         1960                      523,054           1.38         97.5%           1960
1961          -         1970                    5,291,183           1.46         94.7%           1967
1971          -         1980                   19,652,566           1.48         96.7%           1975
1981          -         1990                   47,169,530           1.48         96.2%           1986
1991          -         1998                   67,887,912           1.42         95.5%           1995
                                   -----------------------------------------------------------------------
      Total/Weighted Average:               $ 141,089,449         1.45 x         95.9%           1988
                                   =======================================================================

Most Recent Year Built/Renovated:            1998
Oldest Year Built/Renovated:                 1922
Wtd. Avg. Year Built/Renovated:              1988

(1) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

(2)  Assumes a Cut-off Date of December 1, 1998.

(3) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(4)  Does not reflect any Mortgage Loans secured by hotel properties.


                       Occupancy Rates at Underwriting (1)


                                                                                                         Weighted
           Range of                                     Aggregate      Percentage of      Aggregate       Average
          Occupancy                    Number         Cut-off Date       Initial          Appraised     Cut-off Date      Aggregate
         Rates at U/W                 of Loans         Balance (2)     Pool Balance         Value        LTV Ratio       U/W NCF (3)
------------------------------------------------------------------------------------------------------------------------------------
30.0%          -          69.9%             2         $   4,338,800       0.4%        $     7,100,000      62.5%       $     570,195
70.0%          -          79.9%             5            12,478,159       1.1%             22,200,000      62.0%           1,795,378
80.0%          -          89.9%            14            65,502,939       5.7%            102,400,000      67.2%           7,490,107
90.0%          -         100.0%           269           911,274,055      79.3%          1,258,830,000      73.3%         107,704,805
                                      ----------------------------------------------------------------------------------------------
      Total/Weighted Average:             290         $ 993,593,952      86.4%        $ 1,390,530,000      72.7%       $ 117,560,485
                                      ==============================================================================================

                                                         Weighted
                                                          Average        Weighted
           Range of                           Weighted   Occupancy        Average
          Occupancy                           Average     Rate at       Year Built/
         Rates at U/W                         U/W DSCR     U/W (1)      Renovated (4)
-------------------------------------------------------------------------------------
30.0%          -          69.9%                1.58 x      51.7%           1992
70.0%          -          79.9%                  1.48      75.8%           1988
80.0%          -          89.9%                  1.39      85.9%           1987
90.0%          -         100.0%                  1.42      97.1%           1988
                                      -----------------------------------------------
      Total/Weighted Average:                  1.42 x      95.9%           1988
                                      ===============================================

Maximum Occupancy Rate at Underwriting:         100.0%
Minimum Occupancy Rate at Underwriting:          30.0%
Wtd. Avg. Occupancy Rate at Underwriting:        95.9%

(1)  Does not include any Mortgage Loans secured by hotel properties.

(2)  Assumes a Cut-off Date of December 1, 1998.

(3) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                      Prepayment Provision as of the Cut-off Date

                                                                                                               Weighted
                                                                                                                Average
                                                                                                               Remaining
              Range of                                        Aggregate        Percentage of                    Lockout
         Remaining Terms to                 Number of        Cut-off Date         Initial        Mortgage       Period
    Stated Maturity (years) (1)               Loans          Balance (2)        Pool Balance       Rate         (years)
-----------------------------------------------------------------------------------------------------------------------------
4.0               -              4.9              2         $    5,334,181          0.5%          5.76%           4.1
6.0               -              6.9              2              9,283,132          0.8%          6.46%           1.8
9.0               -              9.9            267            995,285,463         86.6%          5.91%           8.7
10.0              -             10.9              1              1,595,934          0.1%          0.00%          10.3
11.0              -             11.9              3              8,474,623          0.7%          5.72%          11.3
14.0              -             14.9             24             72,296,241          6.3%          5.62%          14.0
16.0              -             16.9              1              2,244,978          0.2%          0.00%          16.3
17.0              -             17.9              1              5,226,550          0.5%          6.99%          17.3
19.0              -             19.9             16             43,603,401          3.8%          5.47%          18.6
24.0              -             24.9              1              6,284,400          0.5%          7.00%          24.3
                                              -------------------------------------------------------------------------------
Total/Weighted Average:                         318         $1,149,628,904        100.0%          5.14%           9.5
                                              ===============================================================================
                                               Weighted
                                               Average
                                              Remaining                 Weighted
              Range of                         Lockout                   Average
         Remaining Terms to                 Plus YM Period              Maturity
    Stated Maturity (years) (1)                (years)                  (years)
---------------------------------------------------------------------------------
4.0               -              4.9              4.1                      4.6
6.0               -              6.9              1.8                      6.2
9.0               -              9.9              9.2                      9.7
10.0              -             10.9             10.3                     10.8
11.0              -             11.9             11.3                     11.8
14.0              -             14.9             14.1                     14.7
16.0              -             16.9             16.3                     16.8
17.0              -             17.9             17.3                     17.8
19.0              -             19.9             19.1                     19.7
24.0              -             24.9             24.3                     24.8
                                            -------------------------------------
Total/Weighted Average:                          10.0                     10.5
                                            =====================================

(1) In the case of the Anticipated Repayment Date loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.

(2)  Assumes a Cut-off Date of December 1, 1998.

                     Prepayment Type as of the Cut-off Date

                                                                                        Weighted        Weighted
                                                                                        Average          Average
                                                                                       Remaining        Remaining       Weighted
                                                     Aggregate        Percentage of     Lockout          Lockout        Average
                                     Number of      Cut-off Date          Initial       Period        Plus YM Period     Maturity
           Prepayment Type (1)         Loans        Balance (2)       Pool Balance      (years)          (years)        (years)
------------------------------------------------------------------------------------------------------------------------------------
Lockout / Defeasance                    249        $ 1,043,002,466         90.7%           10.1            10.1            10.6
Lockout / Yield Maintenance              64             76,336,573          6.6%            3.5             9.6            10.2
Defeasance / Yield Maintenance            3             21,006,733          1.8%            4.5             8.9             9.5
Lockout / Prepayment Penalty              1              7,198,183          0.6%            1.2             1.2             6.2
Lockout                                   1              2,084,949          0.2%            4.2             4.2             6.2
                                       ---------------------------------------------------------------------------------------------
Total/Weighted Average:                 318        $ 1,149,628,904        100.0%            9.5            10.0            10.5
                                       =============================================================================================

(1) In the case of the Anticipated Repayment Date loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.

(2)  Assumes a Cut-off Date of December 1, 1998.

(3) "Defeasance / Yield Maintenance" means that the Mortgage Loan provides for a Lockout Period followed by a period during which defeasance is permitted.

     The two periods are together presented as a Lockout Period during which defeasance is permitted.